UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Dillard’s, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, May 28, 2026
The Annual Meeting of Shareholders (as it may be adjourned, continued or postponed from time to time, the “Annual Meeting”) of Dillard’s, Inc. (the “Company”, “Dillard’s”, “we”, “us” or “our”) will be held at the Company’s Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas 72201, on Thursday, May 28, 2026, at 9:00 a.m. CDT for the following purposes:
1.
To consider and vote on a proposal to approve (i) the Agreement and Plan of Merger, dated as of March 20, 2026, as amended on March 25, 2026 (including the plan of merger set forth therein and as it may be further amended from time to time, the “Merger Agreement”), by and among the Company, W.D. Company, Inc., an Arkansas corporation (“WDC”), and Alex Dillard, solely in his capacity as the Shareholder Representative, under which WDC will merge with and into the Company (the “Merger”), with the Company surviving the Merger, a copy of which is attached as Annex A to the accompanying proxy statement and is incorporated therein by reference, (ii) the Merger and (iii) the other transactions contemplated by the Merger Agreement, which proposal we refer to as the “Merger Proposal;”

2.
To consider and vote on a proposal to approve, for the purposes of complying with Section 312.03(b)(i), Section 312.03(b)(ii) and Section 312.03(c) of the New York Stock Exchange (“NYSE”) Listed Company Manual, the issuance of (i) up to 41,496 shares of Class A common stock, par value $0.01 per share, of the Company (“Dillard’s Class A Common Stock”), and (ii) up to 3,985,776 shares of Class B common stock, par value $0.01 per share, of the Company (“Dillard’s Class B Common Stock” and, together with the Dillard’s Class A Common Stock, the “Dillard’s Common Stock”), in connection with the Merger, which proposal we refer to as the “NYSE Proposal;”

3.
To elect as directors the fourteen nominees named in the accompanying proxy statement (five of whom are to be elected by the holders of Dillard’s Class A Common Stock and nine of whom are to be elected by the holders of Dillard’s Class B Common Stock);

4.
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026;

5.
To conduct an advisory vote on the compensation of the Company’s named executive officers; and

6.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement, which forms a part of this notice and is incorporated herein by reference. Our Board of Directors (the “Board”) has fixed the close of business on March 30, 2026 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof (the “Record Date”). All holders of record of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock at the close of business on the Record Date are entitled to receive notice of and attend the Annual Meeting or any postponement or adjournment of the Annual Meeting.
The Board, acting upon the authorization and recommendation of a committee composed of independent directors and by unanimous vote, has (i) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its shareholders, (ii) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (iii) recommended that the shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement be submitted to the shareholders for approval.

The Board unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the NYSE Proposal, “FOR” the election of each director nominee, “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026 and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.
Your participation in the Annual Meeting is earnestly solicited. Even if you expect to attend the Annual Meeting, we encourage you to vote in advance by proxy. The giving of a proxy does not affect your right to revoke it later or vote your shares in person in the event you should attend the Annual Meeting.
By Order of the Board of Directors
DEAN L. WORLEY
Vice President, General Counsel, Corporate Secretary
Little Rock, Arkansas
April 6, 2026
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to Be Held on May 28, 2026. The accompanying proxy statement and the Company’s Annual Report on Form 10-K are available at investor.dillards.com/financial-information/annual-report-and-proxy/default.aspx

i

DILLARD’S, INC.
1600 CANTRELL ROAD
LITTLE ROCK, ARKANSAS 72201
Telephone (501) 376-5200

PROXY STATEMENT

May 28, 2026
INFORMATION ABOUT THE ANNUAL MEETING AND THE PROPOSALS
The enclosed proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Dillard’s, Inc., a Texas corporation (the “Company”, “Dillard’s”, “we”, “us” or “our”) for use at the annual meeting of shareholders (as it may be adjourned, continued or postponed from time to time, the “Annual Meeting”) to be held on Thursday, May 28, 2026, at 9:00 a.m. CDT, at our principal executive offices, 1600 Cantrell Road, Little Rock, Arkansas, 72201.
The accompanying Notice of Annual Meeting, this proxy statement and the form of proxy for the Annual Meeting are first being mailed on or about April 6, 2026 to our shareholders of record as of the close of business on March 30, 2026 (the “Record Date”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
The Annual Meeting is being held for the following purposes:
1.
To consider and vote on a proposal to approve (i) the Agreement and Plan of Merger, dated as of March 20, 2026, as amended on March 25, 2026 (including the plan of merger set forth therein and as it may be further amended from time to time, the “Merger Agreement”), by and among the Company, W.D. Company, Inc., an Arkansas corporation (“WDC”), and Alex Dillard, solely in his capacity as the Shareholder Representative, under which WDC will merge with and into the Company (the “Merger”), with the Company surviving the Merger, a copy of which is attached as Annex A to this proxy statement and is incorporated herein by reference, (ii) the Merger and (iii) the other transactions contemplated by the Merger Agreement, which proposal we refer to as the “Merger Proposal;”

2.
To consider and vote on a proposal to approve, for the purposes of complying with Section 312.03(b)(i), Section 312.03(b)(ii) and Section 312.03(c) of the New York Stock Exchange (the “NYSE”) Listed Company Manual, the issuance of (i) up to 41,496 shares of Class A common stock, par value $0.01 per share, of the Company (“Dillard’s Class A Common Stock”), and (ii) up to 3,985,776 shares of Class B common stock, par value $0.01 per share, of the Company (“Dillard’s Class B Common Stock” and, together with the Dillard’s Class A Common Stock, the “Dillard’s Common Stock”), in connection with the Merger, which proposal we refer to as the “NYSE Proposal;”

3.
To elect as directors the fourteen nominees named in this proxy statement (five of whom are to be elected by the holders of Dillard’s Class A Common Stock and nine of whom are to be elected by the holders of Dillard’s Class B Common Stock);

4.
To ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for fiscal year 2026;

5.
To conduct an advisory vote on the compensation of the Company’s named executive officers; and

6.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this proxy statement, management and the Board were not aware of any other matters to be presented at the Annual Meeting.

The Board unanimously recommends that you vote “FOR” the Merger Proposal, “FOR” the NYSE Proposal, “FOR” the election of each director nominee, “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026 and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.
Only holders of record of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock at the close of business on the Record Date are entitled to receive notice of and vote at the Annual Meeting. On the Record Date, there were 11,630,838 shares of Dillard’s Class A Common Stock outstanding and 3,986,233 shares of Dillard’s Class B Common Stock outstanding. Dillard’s Class A Common Stock and Dillard’s Class B Common Stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited, except that the holders of Dillard’s Class A Common Stock are empowered as a class to elect one-third of the directors and the holders of Dillard’s Class B Common Stock are empowered as a class to elect two-thirds of the directors.

SUMMARY
This summary highlights selected information from this proxy statement related to the Merger. This summary does not contain all of the information that may be important to you. You should carefully read this proxy statement, including the annexes attached to this proxy statement, which are incorporated into and constitute a part of this proxy statement, to fully understand the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, before voting on the proposals presented at the Annual Meeting.
The Parties to the Merger (page 15)
Dillard’s, Inc.
Dillard’s, Inc., a Texas corporation, ranks among the nation’s largest fashion apparel, cosmetics and home furnishing retailers. The Company, originally founded in 1938 by William T. Dillard, was incorporated in 1964. As of January 31, 2026, we operated 271 Dillard’s stores, including 28 clearance centers, and an Internet store at dillards.com offering a wide selection of merchandise including fashion apparel for women, men and children, accessories, cosmetics, home furnishings and other consumer goods. Dillard’s Common Stock consists of two classes: Dillard’s Class A Common Stock and Dillard’s Class B Common Stock. Dillard’s Class A Common Stock is listed on the NYSE under the ticker symbol “DDS.” For additional information about the Company, see the section entitled “Where You Can Find More Information.” The Company’s principal executive offices are located at 1600 Cantrell Road, Little Rock, Arkansas 72201 and its telephone number is (501) 376-5200.
W.D. Company, Inc.
W.D. Company, Inc. is a privately held Arkansas corporation organized as a family holding company to own and hold shares of Dillard’s Common Stock primarily for the benefit of the Dillard family. WDC has no business operations and engages in no business activities other than (a) owning, holding, and disposing of certain equity securities, including 41,496 shares of Dillard’s Class A Common Stock and 3,985,776 shares of Dillard’s Class B Common Stock and a de minimis amount of shares of another publicly-traded common stock, and (b) receiving cash dividends from Dillard’s and distributing such dividends directly to WDC’s shareholders (the “WDC Shareholders”), in each case solely in a manner incidental to the ownership of such securities and the maintenance of WDC’s corporate existence. WDC’s principal executive offices are located at 1600 Cantrell Road, Little Rock, Arkansas 72201 and its telephone number is (501) 376-5907.
Shareholder Representative
Pursuant to the Merger Agreement, Alex Dillard has been designated to serve as the Shareholder Representative. Immediately prior to the closing of the Merger (the “Closing”) and without further act of WDC or any WDC Shareholder, Alex Dillard will serve as the representative, agent and attorney-in-fact for each of the WDC Shareholders to take any and all actions on behalf of the WDC Shareholders pursuant to the Merger Agreement and any other documents related to the Merger to which the Shareholder Representative is or will be a party (the “Shareholder Representative Documents”).
Required Vote (page 11)
Approval of (a) the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of Dillard’s Common Stock outstanding at the close of business on the Record Date and entitled to vote on the Merger Proposal, voting as a single class, and (b) the NYSE Proposal requires the affirmative vote of the holders of a majority of the shares of Dillard’s Common Stock present in person or represented by proxy and entitled to vote on the NYSE Proposal, voting as a single class (collectively, the “Requisite Shareholder Approval”). Abstentions will have the same effect as votes “AGAINST” the Merger Proposal and the NYSE Proposal. Broker non-votes will have the same effect as votes “AGAINST” the Merger Proposal and will have no effect on the NYSE Proposal.
IF WE DO NOT RECEIVE THE REQUISITE SHAREHOLDER APPROVAL, THE MERGER PROPOSAL WILL NOT BE APPROVED AND THE MERGER WILL NOT BE COMPLETED.

ACCORDINGLY, YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE CLASS OR NUMBER OF SHARES OF DILLARD’S COMMON STOCK THAT YOU OWN.
Effects of the Merger (page 16)
Upon the terms and subject to the conditions of the Merger Agreement and in accordance with the applicable provisions of the Texas Business Organizations Code (the “TBOC”) and the Arkansas Business Corporation Act (the “ABCA”), at the Effective Time (as defined below), WDC will be merged with and into the Company, at which time the separate existence of WDC will cease and the Company will continue as the surviving corporation (the Company, in its capacity as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation”). At the Effective Time, each share of voting common stock, $1.00 par value per share, of WDC (the “WDC Voting Common Stock”) and each share of non-voting common stock, $1.00 par value per share, of WDC (the “WDC Non-Voting Common Stock”, and together with the WDC Voting Common Stock, the “WDC Common Stock”), other than Dissenting Shares (as defined below), will be cancelled. At the Effective Time, the shares of Dillard’s Common Stock held by WDC immediately prior to the Effective Time will automatically become treasury stock of the Surviving Corporation and, immediately thereafter, will be cancelled and returned to the status of authorized but unissued shares available for future reissuance.
Because the Aggregate Stock Merger Consideration (as defined below) consists of a number of shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock identical (subject to reduction to avoid the issuance of fractional shares) to the number of shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock currently held by WDC, the WDC Shareholders, collectively, will have the same or a slightly lower percentage interest in the voting power, liquidation value and aggregate book value of the Company following the consummation of the Merger as such shareholders currently hold. Accordingly, there will be no dilution to current shareholders of the Company as a result of the Merger.
Merger Consideration (page 27)
The Merger Agreement provides that, at the Effective Time, each share of WDC Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of WDC Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by any holder who is entitled to and who has properly demanded appraisal of such shares in compliance with the ABCA (“Dissenting Shares”)) will be automatically cancelled, and in exchange therefor, each WDC Shareholder will be entitled to receive such WDC Shareholder’s Pro Rata Share (as defined below) of (a) up to 41,496 shares of Dillard’s Class A Common Stock and up to 3,985,776 shares of Dillard’s Class B Common Stock, excluding, for the avoidance of doubt, any fractional shares (the “Aggregate Stock Merger Consideration”); and (b) the amount in cash equal to the sum of (i) WDC’s cash and cash equivalents as of the closing date of the Merger (the “Closing Date”), plus (ii) the amount equal to the average of the high and low trading prices of other publicly traded securities owned by WDC (as reported by FactSet) on the last trading day that is two (2) business days prior to the Closing Date (the “Aggregate Cash Merger Consideration”, and together with the Aggregate Stock Merger Consideration, the “Aggregate Merger Consideration”). “Pro Rata Share” means, with respect to any WDC Shareholder, a fraction expressed as a percentage, the numerator of which is the number of shares of WDC Common Stock held by such WDC Shareholder immediately prior to the Effective Time and the denominator of which is the total number of shares of WDC Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares), in each case as set forth on the allocation schedule to be delivered by WDC no less than two (2) business days prior to the Closing Date (the “Final Aggregate Merger Consideration Allocation Schedule”). Dissenting Shares will not be converted into or represent the right to receive such WDC Shareholder’s Pro Rata Share of the Aggregate Cash Merger Consideration or such WDC Shareholder’s Pro Rata Share of the Aggregate Stock Merger Consideration, but will be entitled only to such rights as are granted by the ABCA, unless and until such holder fails to perfect, withdraws or otherwise loses such holder’s right to appraisal under the ABCA.
The Aggregate Cash Merger Consideration (and each WDC Shareholder’s Pro Rata Share thereof) and the Aggregate Stock Merger Consideration (and each WDC Shareholder’s Pro Rata Share thereof) will be set forth on the Final Aggregate Merger Consideration Allocation Schedule. No fractional shares of Dillard’s

Common Stock will be issued to any WDC Shareholder in connection with the Merger. After aggregating all fractional shares of Dillard’s Common Stock to be received by any WDC Shareholder, such WDC Shareholder will be entitled to receive, in lieu of any remaining fractional share of Dillard’s Common Stock that would have been issued in the Merger to such WDC Shareholder, an amount in cash (rounded down to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the average of the high and low trading prices of shares of Dillard’s Class A Common Stock on NYSE (as reported by FactSet) on the last trading day that is two (2) business days prior to the Closing Date.
Prior to the Closing Date, WDC will distribute to each holder of record of WDC Common Stock (i) a letter of transmittal (the “Letter of Transmittal”) and (ii) instructions for use in effecting the surrender to the Company of WDC Common Stock in exchange for the portion of the Aggregate Merger Consideration to which such shares of WDC Common Stock are entitled. Promptly following the later of (a) the Effective Time and (b) surrender to the Company of WDC Common Stock and delivery to the Company of the Letter of Transmittal, such WDC Shareholder will receive its appropriate portion of the Aggregate Merger Consideration (subject to any applicable withholding taxes) in exchange for the shares of WDC Common Stock held by that WDC Shareholder.
Recommendation of the Board (page 22)
The Board, acting upon the authorization and recommendation of a committee established by the Board composed of independent directors (the “Special Committee”) and by unanimous vote, has (i) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its shareholders, (ii) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (iii) recommended that the shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement be submitted to the shareholders for approval. Certain factors considered by the Board in reaching its decision to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement can be found in the section entitled “The Merger — Reasons for the Merger”.
The Board unanimously recommends that you vote:
•
“FOR” the Merger Proposal; and

•
“FOR” the NYSE Proposal.

Voting and Exchange Agreement (page 36)
On March 19, 2026, certain WDC Shareholders and the Company entered into a Voting and Exchange Agreement (as defined below), which becomes effective only if the Merger is consummated. Pursuant to the Voting and Exchange Agreement, such WDC Shareholders agreed to, among other things, continue voting their respective shares of Dillard’s Class B Common Stock as a unified group following the Merger. The Voting and Exchange Agreement will promote the continued ownership of Dillard’s Class B Common Stock by lineal descendants of William T. Dillard. This concentration of voting power helps ensure that, following the Merger, the Company will continue to qualify as a “controlled company” in accordance with the NYSE Listed Company Manual. For additional details regarding the Voting and Exchange Agreement, please see the section entitled “Voting and Exchange Agreement.”
Interests of Our Directors and Executive Officers in the Merger (page 22)
When considering the recommendation of the Board that you vote “FOR” the Merger Proposal and the NYSE Proposal, you should be aware that certain of our directors and executive officers have interests in the Merger that may be different from, or in addition to, your interests as a shareholder generally. For example, certain of the Company’s directors and executive officers also serve as directors and officers of WDC, and certain of the Company’s directors and executive officers are WDC Shareholders and will each receive his or her Pro Rata Share of the Aggregate Merger Consideration in exchange for his or her shares of WDC Common Stock upon consummation of the Merger. Furthermore, the Company has agreed in the Merger Agreement to indemnify the WDC Shareholders, including certain directors and executive officers of the Company, for losses arising from breaches of the Company’s representations, warranties, covenants or agreements under the Merger Agreement. The Special Committee and the Board were aware of these interests in, among other matters, approving the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and recommending that the Merger Agreement be adopted by the shareholders of the Company. See the section entitled “The Merger — Interests of Our Directors and Executive Officers in the Merger.” You should take these interests into account in deciding whether to vote “FOR” the Merger Proposal or the NYSE Proposal.
Regulatory Matters (page 24)
Each of the Company and WDC has agreed to promptly make any required filing or application under applicable antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and with respect to the HSR Act make any required filings no later than thirty (30) business days after March 20, 2026 (the “Signing Date”). WDC has also agreed to cause each of the WDC Shareholders who is required to make a filing under the HSR Act to make such filing no later than thirty (30) business days after the Signing Date. The parties have agreed to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to antitrust laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals.
The Merger Agreement (page 27)
A summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is included in the section entitled “The Merger Agreement.”
Effective Time of the Merger; Closing (page 28)
We are working to complete the Merger as promptly as practicable. Assuming timely satisfaction or waiver of necessary closing conditions set forth in the Merger Agreement, we anticipate that the Merger will be completed in the second fiscal quarter of 2026. However, the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of our control, and we cannot assure completion of the Merger by any particular date, if at all.
If our shareholders vote to approve the Merger Proposal and unless otherwise mutually agreed between the Company and WDC, the Closing under the Merger Agreement is expected to occur on the fifth business day following the satisfaction or waiver of the conditions to the Merger. On the Closing Date, the Company and WDC will (i) file a certificate of merger (the “Certificate of Merger”) with the Texas Secretary of State, and make all such other filings or recordings required by the TBOC in connection with the Merger and (ii) file the Articles of Merger (the “Articles of Merger”) with the Arkansas Secretary of State, and make all such other filings or recordings required by the ABCA in connection with the Merger. The Merger will become effective upon the later of (a) the date and time the Certificate of Merger is filed with and accepted by the Secretary of State of the State of Texas, and (b) such later effective time as may be agreed in writing by the Company and WDC and specified in the Certificate of Merger in accordance with the TBOC (the “Effective Time”).
Conditions to Closing (page 32)
The Closing depends on a number of conditions being satisfied or waived. These conditions, which are described more fully in the section entitled “The Merger Agreement — Conditions to Closing,” include:
•
the receipt of the Requisite Shareholder Approval in accordance with applicable law, the Company’s organizational documents, and the applicable rules of NYSE;

•
approval of the Merger Agreement (including the plan of merger set forth therein) and the transactions contemplated thereby (including the Merger) by the WDC Shareholders at the WDC Shareholders’ Meeting (as defined below) in accordance with the ABCA and WDC’s organizational documents (the “Requisite WDC Approval”);

•
completion of all required filings under the HSR Act (including any filing under the HSR Act that is required to be made by any WDC Shareholder in connection with the transactions contemplated by the Merger Agreement) and the expiration or termination of any applicable waiting period;

•
the absence of any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger Agreement;

•
the delivery by WDC to Dillard’s of evidence reasonably satisfactory to Dillard’s that the number of Dissenting Shares as of the Effective Time does not exceed one percent (1%) of the number of outstanding shares of WDC Common Stock;

•
the aggregate number of shares of Dillard’s Class B Common Stock that are held by registered holders of Dillard’s Class B Common Stock who have properly and validly exercised and perfected their statutory rights of dissent and appraisal in respect of such shares in accordance with the TBOC does not exceed one percent (1%) of the total number of outstanding shares of Dillard’s Class B Common Stock as of the Effective Time;

•
the accuracy of each party’s representations and warranties in the Merger Agreement (subject to materiality qualifiers); and

•
the performance or compliance in all material respects by each party of all covenants and agreements required to be performed or complied with under the Merger Agreement.

Termination (page 33)
The Merger Agreement may be terminated at any time prior to the Effective Time under certain circumstances, including:
•
by mutual written agreement of the Company (acting with the prior approval of the Special Committee) and WDC;

•
by either the Company (acting with the prior approval of the Special Committee) or WDC if any law or final governmental order has the effect of permanently preventing, restraining, enjoining, prohibiting or making illegal the consummation of the transactions contemplated by the Merger Agreement;

•
by either the Company (acting with the prior approval of the Special Committee) or WDC if the Requisite Shareholder Approval is not obtained at the Annual Meeting (or any adjournment or postponement thereof);

•
by WDC if the Company breaches or fails to perform or comply with its representations, warranties, covenants or other agreements contained in the Merger Agreement, the breach or failure results in the Company being unable to satisfy certain closing conditions, and the Company fails to cure the breach or failure by the earlier of (x) thirty (30) days after written notice and (y) the Outside Date (as defined below);

•
by the Company (acting with the prior approval of the Special Committee) if WDC breaches or fails to perform or comply with its representations, warranties, covenants or other agreements contained in the Merger Agreement, the breach or failure results in WDC being unable to satisfy certain closing conditions, and WDC fails to cure the breach or failure by the earlier of (x) 30 days after written notice and (y) the Outside Date;

•
by the Company (acting with the prior approval of the Special Committee) if the Effective Time has not occurred on or before August 1, 2026 (the “Outside Date”); or

•
by WDC, if (i) WDC or Dillard’s receives written notice from the IRS that the PLR (as defined below) has been revoked or modified in a manner that is materially adverse to WDC or the WDC Shareholders, or (ii) there has been a change in applicable law after the Signing Date that would reasonably be expected to cause the Merger to fail to qualify for the Intended Tax Treatment (as defined below).

See the section entitled “The Merger Agreement — Termination.”

Company Board Recommendation Change (page 29)
The Merger Agreement permits the Board, at any time prior to obtaining the Requisite Shareholder Approval and solely in response to an Intervening Event (as defined below), to make a Change in Recommendation (as defined below) if the Board (acting upon the recommendation of the Special Committee) determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to constitute a breach of its fiduciary duties under applicable law. Prior to effecting any such Change in Recommendation, the Company must provide WDC with at least five (5) business days’ advance written notice and negotiate in good faith with WDC to make adjustments to the terms of the Merger Agreement. See the section entitled “The Merger Agreement — Company Board Recommendation Change.”
Indemnification (page 31)
The Merger Agreement provides for customary indemnification obligations. Each WDC Shareholder has agreed to severally (and not jointly) indemnify the Company for such WDC Shareholder’s Pro Rata Share of losses arising from breaches of representations, warranties, covenants or agreements, certain indebtedness or expenses of WDC, indemnified taxes, and other pre-Closing matters. The Company has agreed to indemnify the WDC Shareholders for losses arising from breaches of the Company’s representations, warranties, covenants or agreements. The indemnification obligations are subject to a cap equal to the Aggregate Merger Consideration, except for losses arising from breaches of Fundamental Representations (as defined below) or in the case of fraud or intentional misconduct. See the section entitled “The Merger Agreement — Indemnification.”
Appraisal Rights (page 79)
Rights of Dissent and Appraisal for WDC Shareholders
WDC Shareholders who comply with all of the required procedures under the ABCA will have the right to seek appraisal of the fair value of their shares of WDC Common Stock in lieu of receiving their respective Pro Rata Share of the Aggregate Merger Consideration. Dissenting Shares will not be converted into or represent the right to receive the Pro Rata Share of the Aggregate Cash Merger Consideration or the Pro Rata Share of the Aggregate Stock Merger Consideration but will be entitled only to such rights as are granted by the ABCA. See the section entitled “Appraisal Rights.”
Rights of Dissent and Appraisal for Holders of Dillard’s Class A Common Stock
Under the TBOC, holders of Dillard’s Class A Common Stock are not entitled to dissent and appraisal rights with respect to the Merger. Pursuant to Chapter 10, Subchapter H of the TBOC, shareholders of a domestic entity that is a party to a merger are not entitled to dissent and obtain payment of the fair value of their ownership interests if, on the record date for determination of shareholders entitled to vote at the meeting of shareholders to act on the plan of merger, the ownership interests were either listed on a national securities exchange or held of record by at least 2,000 holders. As of the Record Date, the shares of Dillard’s Class A Common Stock were listed on NYSE. Accordingly, holders of shares of Dillard’s Class A Common Stock are not entitled to dissent and appraisal rights under the TBOC with respect to the Merger.
Rights of Dissent and Appraisal for Holders of Dillard’s Class B Common Stock
Shareholders of Dillard’s Class B Common Stock who hold one or more shares of Dillard’s Class B Common Stock have the right to dissent from the Merger and have the appraised fair value of their shares of Dillard’s Class B Common Stock as of the date immediately prior to the Closing Date paid to them in cash under Subchapter H. Shareholders of Dillard’s Class B Common Stock contemplating exercising the right to dissent are urged to read carefully the provisions of Subchapter H, the full text of which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm, and which qualifies in all respects the following discussion of those provisions, and to consult with legal counsel before electing or attempting to exercise these rights. For more information, please see the section of this proxy statement captioned “Appraisal Rights.”

Material U.S. Federal Income Tax Consequences (page 24)
The parties intend that the Merger will qualify as a “reorganization” constituting a “statutory merger or consolidation” within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code, as amended (the “Internal Revenue Code”). and Treasury Regulations Section 1.368-2(b)(1)(ii). Assuming the Merger qualifies as such a reorganization, WDC Shareholders generally will not recognize gain or loss upon the receipt of shares of Dillard’s Common Stock in exchange for shares of WDC Common Stock in the Merger, except to the extent of any cash received (including cash received in lieu of fractional shares). Holders of WDC Common Stock are urged to consult their tax advisors regarding the particular tax consequences to them of the Merger. See the section entitled “The Merger — Material U.S. Federal Income Tax Consequences.”

PROXY VOTING AND RELATED MATTERS
Proxy Voting
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, you may vote by proxy, meaning you authorize individuals named on the proxy card to vote your shares in accordance with your instructions. If you are a shareholder of record, you can vote your shares using the following methods:
By Internet:   You may vote via the internet by visiting the website noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the internet, as it is the most cost-effective way to vote.
By Telephone:   You may vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.
By Mail:   You may vote your shares by completing, signing, dating and returning the proxy card enclosed with the proxy materials that are provided in printed form.
During the Annual Meeting:   You may vote your shares during the Annual Meeting by attending the Annual Meeting at our principal executive offices, 1600 Cantrell Road, Little Rock, Arkansas, 72201.
If you are a shareholder of record and you do not return a proxy and you do not vote at the Annual Meeting, your shares will not be voted at the Annual Meeting, and if you are not present at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum exists for the Annual Meeting. If you do return a signed proxy via the internet, telephone or mail, but you fail to specify how your shares should be voted, then your shares will be voted in accordance with the recommendations of the Board.
If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you are a beneficial owner and not a shareholder of record. Therefore, you must provide instructions to your broker or nominee as to how your shares held by them should be voted. Your ability to vote in person, via the internet, by mail or by telephone depends on the voting procedures of your broker or nominee. Please follow the directions that your broker or nominee provides. Beneficial owners may vote during the Annual Meeting only after requesting, completing and delivering the proper documentation provided by the broker or other nominee. If you do not provide voting instructions to your broker or other nominee, the broker or nominee may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as our independent auditors for fiscal 2026, but not on any other matters being considered at the Annual Meeting.
All proxies related to shares held of record as of March 30, 2026, other than those held through the Dillard’s Stock Fund portion of the Dillard’s, Inc. Investment & Employee Stock Ownership Plan (the “401(k) Plan”), must be submitted no later than 11:59 p.m. EDT on May 27, 2026, and no proxy received after that date and time will be voted at the Annual Meeting. If you hold shares of Dillard’s Common Stock through the 401(k) Plan, you are entitled to instruct Newport Trust Company, Trustee for the 401(k) Plan (“Trustee”), on how to vote such shares, provided that your voting instructions are submitted in accordance with the instructions on the proxy card and received by 11:59 p.m. EDT on May 25, 2026 in order to allow sufficient time for votes within the 401(k) Plan to be tabulated by the Trustee. Pursuant to the terms of the 401(k) Plan document, for any shares held through the 401(k) Plan for which timely voting instructions are not received from a 401(k) Plan participant or if no choice is specified on a particular proposal in voting instructions that are timely submitted, such shares will be voted in accordance with the recommendation of the Board as described herein.
Revocation of Proxies
Any shareholder of record giving a proxy has the power to revoke it at any time before it is voted, either by written revocation delivered to the Corporate Secretary of the Company at our principal executive offices, by attending the Annual Meeting and voting in person or by submitting a subsequent proxy by mail, over the internet or by telephone. To obtain directions to attend the Annual Meeting and vote in person, please call (501) 376-5965. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked. Beneficial owners should follow the directions provided by their broker or other nominee in order to revoke previously provided voting instructions. Proxies solicited herein will be voted in accordance with any directions contained therein, unless the proxy is received in such form or at such time as to render it ineligible to vote, or unless properly revoked. The proxies solicited herein will not confer any authority to vote at any meeting of shareholders other than the Annual Meeting.
Quorum
The presence, in person or by proxy, of the holders of a majority of the shares of Dillard’s Common Stock issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting is required to establish a quorum at the Annual Meeting.
Vote Required; Abstentions and Broker Non-Votes
Assuming a quorum is present, each holder of Dillard’s Class A Common Stock and each holder of Dillard’s Class B Common Stock will be entitled to one vote on the matters presented at the Annual Meeting for each share standing in such holder’s name, except that the holders of Dillard’s Class A Common Stock are empowered as a class to elect one-third of the directors serving on the Board and the holders of Dillard’s Class B Common Stock are empowered as a class to elect two-thirds of the directors serving on the Board. Shareholders will not be allowed to vote for a greater number of nominees than those named in this proxy statement.
Set forth below is a summary of the vote required to approve each proposal and the impact of abstentions and broker non-votes, if any:
Proposal	Vote Required	Effect of Abstentions or Withheld Votes	Effect of Broker Non-Votes
Merger Proposal	Affirmative vote of the holders of a majority of the shares of Dillard’s Common Stock outstanding at the close of business on the Record Date and entitled to vote on the Merger Proposal, voting as a single class	Same effect as vote AGAINST	Same effect as vote AGAINST
NYSE Proposal	Affirmative vote of the holders of a majority of the shares of Dillard’s Common Stock present in person or represented by proxy and entitled to vote on the NYSE Proposal, voting as a single class	Same effect as vote AGAINST	No effect
Election of directors
Class A directors:   Plurality of the votes cast by the holders of the shares of Dillard’s Class A Common Stock present in person or represented by proxy and eligible to vote in such election, voting as a separate class
Class B directors:   Plurality of the votes cast by the holders of the shares of Dillard’s Class B Common Stock present in person or represented by proxy and eligible to vote in such election, voting as a separate class
		No effect	No effect

Proposal	Vote Required	Effect of Abstentions or Withheld Votes	Effect of Broker Non-Votes
Ratification of the appointment of KPMG	Affirmative vote of the holders of a majority of the shares of Dillard’s Common Stock present in person or represented by proxy and entitled to vote on the proposal, voting as a single class	Same effect as vote AGAINST	N/A
Advisory approval of the compensation of our named executive officers	Affirmative vote of the holders of a majority of the shares of Dillard’s Common Stock present in person or represented by proxy and entitled to vote on the proposal, voting as a single class	Same effect as vote AGAINST	No effect
Costs of Solicitation
The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their charges and expenses in forwarding proxy materials to beneficial owners of shares of Dillard’s Common Stock. In addition to solicitation by mail, certain officers, directors and associates of the Company may solicit proxies by telephone, fax, e-mail or other electronic means, or in person. These persons will receive no compensation other than their regular salaries.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements include, among other things, statements about the Merger, the expected timing and completion of the Merger, the future business, performance and opportunities of the Company and other financial and non-financial items that are not historical facts. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. Such risks, trends and uncertainties are, in most instances, beyond the Company’s control, and include, but are not limited to, factors and matters described or incorporated by reference in this proxy statement, and the following factors:
•
the announcement and pendency of the Merger may adversely affect our business, results of operations and financial condition;

•
litigation relating to the Merger may be filed against the Company and the Board, which could be costly, prevent or delay consummation of the Merger, divert management’s attention and otherwise adversely affect our business and financial condition;

•
we may be unable to obtain the Requisite Shareholder Approval;

•
other conditions to the Closing may not be satisfied;

•
the Merger may involve unexpected costs, liabilities or delays;

•
the amount of the costs, fees, expenses and charges related to the Merger may exceed our expectations; and

•
we may be adversely affected by other economic, business, and/or competitive factors.

The Merger may not be consummated in the expected time frame, on the expected terms or at all. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. For additional discussion of other important factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” set forth in Part I, Item 1A of the Annual Report on Form 10-K filed by the Company with the SEC on March 27, 2026, and subsequent filings by the Company with the SEC. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements, and the actual results, events or developments referenced herein may not occur or be realized. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this proxy statement and the information included in our prior reports and other filings with the SEC, the information contained in this proxy statement updates and supersedes such information.
Forward-looking statements speak only as of the date they are made, and except as required by law, we undertake no obligation to update them in light of new information or future events.

INFORMATION ABOUT WDC
WDC is a privately held Arkansas corporation that was organized as a family holding company to own and hold shares of Dillard’s Common Stock primarily for the benefit of the Dillard family. WDC has no business operations and engages in no business activities other than (a) owning, holding, and disposing of certain equity securities (including shares of Dillard’s Common Stock and a de minimis amount of shares of another publicly-traded common stock) and (b) receiving cash dividends from Dillard’s and distributing such dividends directly to WDC’s Shareholders, in each case solely in a manner incidental to the ownership of such securities and the maintenance of WDC’s corporate existence. As of the date of this proxy statement, WDC owns 41,496 shares of Dillard’s Class A Common Stock and 3,985,776 shares of Dillard’s Class B Common Stock, representing approximately 0.36% of the outstanding shares of Dillard’s Class A Common Stock and 99.99% of the outstanding shares of Dillard’s Class B Common Stock. The WDC Shareholders have historically held their interests in the Company indirectly through their ownership of WDC Common Stock.
The unaudited balance sheets of WDC as of December 31, 2025 and 2024 and unaudited statements of income and cash flows of WDC for the fiscal years ended December 31, 2025, 2024 and 2023 are included in this proxy statement beginning on page F-1.

THE MERGER
The following discussion of the Merger is qualified in its entirety by reference to the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.
Overview
The Company entered into the Merger Agreement with WDC and the Shareholder Representative on the Signing Date. Under the terms of the Merger Agreement, subject to the satisfaction or waiver of specified closing conditions, WDC will merge with and into the Company, with the Company surviving the Merger as the Surviving Corporation and the separate corporate existence of WDC ceasing to exist. The Board, acting upon the authorization and recommendation of the Special Committee, has determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, are fair to and in the best interests of the Company and its shareholders and has approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.
If the Merger is completed, the aggregate consideration to be paid by the Company in exchange for the WDC Common Stock will consist of the Aggregate Cash Merger Consideration and the Aggregate Stock Merger Consideration. The shares of Dillard’s Common Stock to be issued in connection with the Merger will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.
The Parties to the Merger
Dillard’s, Inc.
Dillard’s, Inc., a Texas corporation, ranks among the nation’s largest fashion apparel, cosmetics and home furnishing retailers. The Company, originally founded in 1938 by William T. Dillard, was incorporated in 1964. As of January 31, 2026, we operated 271 Dillard’s stores, including 28 clearance centers, and an Internet store at dillards.com offering a wide selection of merchandise including fashion apparel for women, men and children, accessories, cosmetics, home furnishings and other consumer goods. Dillard’s Common Stock consists of two classes: Dillard’s Class A Common Stock and Dillard’s Class B Common Stock. Dillard’s Class A Common Stock is listed on NYSE under the ticker symbol “DDS.” For additional information about the Company, see the section entitled “Where You Can Find More Information.” The Company’s principal executive offices are located at 1600 Cantrell Road, Little Rock, Arkansas 72201 and its telephone number is (501) 376-5200.
W.D. Company, Inc.
W.D. Company, Inc. is a privately held Arkansas corporation organized as a family holding company to own and hold shares of Dillard’s Common Stock primarily for the benefit of the Dillard family. WDC has no business operations and engages in no business activities other than (a) owning, holding, and disposing of certain equity securities, including shares of Dillard’s Common Stock and a de minimis amount of shares of another publicly-traded common stock, and (b) receiving cash dividends from Dillard’s and distributing such dividends directly to the WDC Shareholders, in each case solely in a manner incidental to the ownership of such securities and the maintenance of WDC’s corporate existence. WDC’s principal executive offices are located at 1600 Cantrell Road, Little Rock, Arkansas 72201 and its telephone number is (501) 376-5907.
Shareholder Representative
Pursuant to the Merger Agreement, Alex Dillard has been designated to serve as the Shareholder Representative. Immediately prior to the Closing and without further act of WDC or any of the WDC Shareholders, Alex Dillard will serve as the representative, agent and attorney-in-fact for each of the WDC

Shareholders to take any and all actions on behalf of the WDC Shareholders pursuant to the Shareholder Representative Documents.
The Shareholder Representative has been granted broad powers and authority to act on behalf of the WDC Shareholders, including the authority to: (i) give and receive notices and communications on behalf of the WDC Shareholders under any of the Shareholder Representative Documents; (ii) enforce and protect the rights and interests of the WDC Shareholders arising under any of the Shareholder Representative Documents; (iii) resolve on behalf of the WDC Shareholders all questions, disputes, conflicts and controversies concerning any of the Shareholder Representative Documents; (iv) take all actions necessary in connection with any amendment of, or any waiver of any breach or default under, any of the Shareholder Representative Documents; (v) defend and/or settle on behalf of the WDC Shareholders any claims that may be made by Dillard’s following the Closing in respect of any indemnity obligations of the WDC Shareholders; and (vi) take any and all additional action necessary or appropriate in the judgment of the Shareholder Representative for the accomplishment of the foregoing.
The Shareholder Representative has the authority to execute the Shareholder Representative Documents on behalf of the WDC Shareholders, and the execution thereof will bind the WDC Shareholders. The Shareholder Representative will have only the duties expressly stated in the Shareholder Representative Documents and will have no other duty, express or implied. The Shareholder Representative is not, by virtue of serving as Shareholder Representative, a fiduciary of the WDC Shareholders or any other person and has no personal responsibility or liability for any representation, warranty or covenant of the Company.
Effects of the Merger
Upon the terms and subject to the conditions of the Merger Agreement and in accordance with the applicable provisions of the TBOC and the ABCA, at the Effective Time, WDC will be merged with and into the Company, at which time the separate existence of WDC will cease and the Company will continue as the Surviving Corporation.
At the Effective Time, by operation of law, all (i) rights, title, and interests to all real estate and other property owned by each of WDC and the Company will be allocated to and vested in the Surviving Corporation without reversion or impairment, (ii) all liabilities and obligations of each of WDC and the Company will become the liabilities and obligations of the Surviving Corporation, (iii) the Surviving Corporation will be the primary obligor for such liabilities or obligations, and (iv) the Surviving Corporation will be substituted in any proceeding pending by or against WDC or the Company. For the avoidance of doubt, at the Effective Time, all shares of WDC Common Stock will no longer be outstanding and will automatically be cancelled.
At the Effective Time, each share of WDC Common Stock issued and outstanding immediately prior to the Effective Time will be automatically cancelled, and in exchange therefor, each WDC Shareholder (other than holders of Dissenting Shares) will be entitled to receive such WDC Shareholder’s Pro Rata Share of the Aggregate Cash Merger Consideration and such WDC Shareholder’s Pro Rata Share of the Aggregate Stock Merger Consideration, in each case as set forth on the Final Aggregate Merger Consideration Allocation Schedule.
At the Effective Time, the shares of Dillard’s Common Stock held by WDC immediately prior to the Effective Time will automatically become treasury stock of the Surviving Corporation and, immediately thereafter, will be cancelled and returned to the status of authorized but unissued shares available for future reissuance. At and after the Effective Time, the officers and directors of the Company immediately prior to the Effective Time will be the officers and directors, respectively, of the Surviving Corporation until their successors are duly elected or appointed and qualified.
At and after the Effective Time until the same have been duly amended, (a) the certificate of formation of the Company, as in effect immediately prior to the Effective Time, will be the certificate of formation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC and such certificate of formation, and (b) the bylaws of the Company, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC, the certificate of formation of the Surviving Corporation and such bylaws.

Background of the Merger
The following chronology summarizes key meetings and events that led to the signing of the Merger Agreement. The chronology does not catalog every conversation or meeting held by or among the Board, members of the Company’s management, the Company’s representatives and other parties. The Company discussed such matters with representatives of Haynes and Boone, LLP (“Haynes Boone”), the Company’s outside legal counsel, throughout the course of the events described below.
WDC is a privately held Arkansas corporation that was organized as a family holding company to own and hold shares of Dillard’s Common Stock primarily for the benefit of the Dillard family. WDC has no business operations and engages in no business activities other than (a) owning, holding, and disposing of certain equity securities (including shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock) and (b) receiving cash dividends from Dillard’s and distributing such dividends directly to WDC’s shareholders, in each case solely in a manner incidental to the ownership of such securities and the maintenance of WDC’s corporate existence. As of the date of this proxy statement, WDC owns 41,496 shares of Dillard’s Class A Common Stock and 3,985,776 shares of Dillard’s Class B Common Stock, representing approximately 0.36% of the outstanding shares of Dillard’s Class A Common Stock and 99.99% of the outstanding shares of Dillard’s Class B Common Stock.
The WDC Shareholders have historically held their interests in the Company indirectly through their ownership of WDC Common Stock. In 2025, the WDC Shareholders determined that it would be desirable to simplify the corporate ownership structure by eliminating WDC as an intermediate holding company, thereby allowing the WDC Shareholders to hold their interests in the Company directly. The WDC Shareholders believed that such a restructuring would provide several benefits, including (i) eliminating the administrative burden and costs associated with maintaining WDC as a separate corporate entity (including relief from certain subchapter S compliance costs and administrative burdens as well as relief from filing S corporation U.S. federal income, Arkansas income and Arkansas franchise tax returns for WDC), (ii) providing WDC Shareholders with direct ownership of shares of Dillard’s Common Stock, (iii) eliminating WDC’s dual voting and nonvoting capital structure, (iv) reducing the administrative burden associated with quarterly dividend distributions to WDC Shareholders and (v) simplifying estate planning for all WDC Shareholders.
Consequently, on May 16, 2025, WDC, on behalf of itself and the Company, submitted a request for a private letter ruling (the “PLR”). From May 16, 2025 through December 16, 2025, while the PLR remained pending, WDC and the Company took no action in anticipation of completion of the PLR by the Internal Revenue Service (the “IRS”). The IRS issued the PLR on December 16, 2025. On January 12, 2026, WDC engaged Kutak Rock LLP (“Kutak Rock”) as legal counsel. Based on the considerations described above and the PLR, on February 24, 2026, WDC submitted a letter to the Company (the “Proposal Letter”), in which WDC proposed to merge WDC into the Company, in exchange for shares of capital stock of the Company mirroring the existing shares of capital stock of the Company held by WDC. The Proposal Letter contemplated that, upon consummation of the proposed merger, the WDC Shareholders would receive shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock in the same amounts as are currently held by WDC (subject to reduction to avoid the issuance of fractional shares), plus cash consideration for the remaining value of the Company’s assets. The Proposal Letter noted that the proposed merger would simplify the corporate ownership structure by eliminating WDC as an intermediate holding company, while providing the WDC Shareholders with direct ownership of approximately the same number of shares and the same classes of shares of Dillard’s Common Stock that WDC currently holds on their behalf.
On February 25, 2026, Haynes Boone sent an initial draft of the proposed merger agreement and a draft of a proposed memorandum of understanding (the “MOU”) to Kutak Rock.
On February 26, 2026, the Board held a meeting to review the Proposal Letter, which contemplated a proposal to merge WDC into the Company in exchange for an amount of shares of capital stock of the Company mirroring the existing shares of capital stock of the Company held by WDC. The General Counsel of the Company reviewed with the directors their fiduciary duties under applicable law in connection with the proposed merger, including the heightened scrutiny that may apply to transactions involving a controlling shareholder and the importance of establishing a special committee to evaluate and oversee the negotiations of the terms of the proposed merger. Following discussion, the Board unanimously approved the establishment of the Special Committee, which was composed of James Freeman, J.C. Watts, Jr. and Nick White, each of whom the Board determined was (i) an independent director under the rules of NYSE, (ii) disinterested with respect to the proposed merger and (iii) independent of the Company, the Dillard family and WDC for purposes of evaluating the proposed merger. The Board delegated to the Special Committee the authority and power of the Board to evaluate the proposed merger, to oversee the negotiations with WDC regarding the terms of the merger agreement and to determine whether to recommend that the Board approve the proposed merger, and upon what terms, conditions and structure. The Special Committee was specifically authorized to decide not to proceed with the proposed merger. The Special Committee was also authorized to engage, at the expense of the Company, legal counsel and other advisors as the Special Committee deemed appropriate. When establishing the Special Committee, the Board determined that Messrs. Freeman, Watts and White would not receive any additional compensation for serving on the Special Committee.
On February 26, 2026, following the Board meeting, the Special Committee met in person, with all three members present, to discuss the committee process and selection of independent legal counsel. The Special Committee agreed that Mr. Freeman would contact and interview qualified law firms and report back to the Special Committee.
Following the February 26, 2026, meeting, Mr. Freeman contacted and interviewed multiple law firms and, on February 27, 2026, the Special Committee retained Bracewell LLP (“Bracewell”) as its independent legal counsel based upon, among other considerations, its experience in Texas corporate law and representing special committees in conflict transactions.
On March 3, 2026, the Special Committee held a meeting via video conference, with all three members present along with Bracewell, the Special Committee’s legal advisor. At the meeting, Bracewell reviewed the Special Committee’s purpose, authority, and fiduciary duties under Texas law, confirmed its independence from WDC and the Dillard family, and reviewed the independence and disinterestedness of each Special Committee member. The Special Committee and its legal advisor also reviewed the structure of the Proposed Merger and discussed the tax-free nature of the transaction as confirmed by the PLR, the effect of the proposed MOU on the shareholder vote threshold, and next steps in the process. The Special Committee also considered whether to retain an independent financial advisor and determined that it was not necessary to do so, given that the proposed merger would not result in any change to the economic ownership or voting rights of the Company’s public shareholders. Immediately following the meeting, Bracewell distributed to each member of the Special Committee initial draft versions of the merger agreement and the MOU for the Special Committee’s review, together with copies of the PLR and the proposed Voting and Exchange Agreement.
On March 6, 2026, Haynes Boone sent a revised draft of the proposed merger agreement to Bracewell. Bracewell shared the revised draft merger agreement with the Special Committee.
Between March 6 and 18, 2026, Bracewell, Haynes Boone and Kutak Rock exchanged multiple drafts of the merger agreement and held discussions to negotiate its terms. The provisions subject to negotiation included, among others, the representations and warranties of the parties, the covenants relating to WDC’s conduct of business prior to closing, the conditions to closing, the termination provisions, and the indemnification provisions.
On March 12, 2026, the Special Committee held a meeting via video conference, with all three members present along with its legal advisor. Bracewell reviewed the principal terms of the draft merger agreement, including the merger consideration, the representations and warranties of each party, the conditions to closing, the termination provisions, the antitrust filing requirements, and the indemnification provisions. The Special Committee’s legal advisor also reported on the written comments that Bracewell had delivered to the Company’s counsel on behalf of the Special Committee and the discussion of those comments with the Company’s management and counsel. The Special Committee also considered the purpose of the MOU and its effect on reducing the required shareholder vote threshold. The Special Committee also discussed the strategic rationale for the proposed merger, including its potential to support management succession planning and continuity and mitigate disruption in the management, operations and ownership of the Company upon the death of one or more principal shareholders of WDC.

On March 18, 2026, the Special Committee held a meeting via video conference, with all three members present along with its legal advisor. Bracewell reported on the status of the transaction, summarized the Special Committee’s process and work to date, and confirmed that the substantive comments provided by the Special Committee’s legal advisor on the draft merger agreement had been addressed and reflected in the execution version of the merger agreement. Bracewell reviewed the execution versions of the merger agreement and the MOU in detail and provided an overview of the proposed Voting and Exchange Agreement. Bracewell also reviewed the requirements of Section 21.418 of the TBOC applicable to the proposed merger as a conflict of interest transaction, including the nature of the conflict, the identity of the interested parties, the available safe harbor and the basis for the Special Committee’s authorization thereunder. Following discussion and deliberation, the Special Committee unanimously (i) resolved to authorize the Merger Agreement and the transactions contemplated thereby, including the Merger, for purposes of TBOC Section 21.418(b)(1)(A), and (ii) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and in the best interests of the Company and its shareholders. The Special Committee also unanimously resolved to recommend to the Board that the Board (i) approve the Merger Agreement and the transactions contemplated thereby, including the Merger, (ii) approve the plan of merger set forth in the Merger Agreement and (iii) recommend that the plan of merger set forth in the Merger Agreement be approved by the Company’s shareholders and submit the plan of merger to the Company’s shareholders for approval. The Special Committee also unanimously (i) resolved to authorize the MOU for purposes of TBOC Section 21.418(b)(1)(A), (ii) determined that the MOU is advisable and in the best interests of the Company and its shareholders, and (iii) resolved to recommend to the Board that the Board approve the MOU.
On March 19, 2026, the Board held a meeting with Company management and representatives of Haynes Boone in attendance. Representatives of Haynes Boone summarized the key terms of the proposed Merger Agreement and the other related agreements. The Special Committee reported to the Board on its evaluation of the Merger and delivered its authorization of the Merger Agreement and the Merger and recommendation that the Board approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Following the report of the Special Committee, and after discussion and deliberation, the Board unanimously (i) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its shareholders, (ii) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (iii) approved the MOU in accordance with Subsection (d) of Article FOURTH of the Company’s Certificate of Formation, and (iv) directed that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement be submitted to the shareholders for approval. The Board also approved the submission of the NYSE Proposal to the shareholders for a separate vote in accordance with the applicable rules of the NYSE.
On March 19, 2026, certain WDC Shareholders and the Company entered into the Voting and Exchange Agreement, which becomes effective only if the Merger is consummated. Pursuant to the Voting and Exchange Agreement, such WDC Shareholders agreed to, among other things, continue voting their respective shares of Dillard’s Class B Common Stock as a unified group following the Merger. In addition, the Voting and Exchange Agreement includes a right of first offer mandating that each Dillard family member must offer for purchase his or her shares of Dillard’s Class B Common Stock to the other Dillard family members party to the Voting and Exchange Agreement prior to selling to a non-Dillard family member. The Company is a party to the Voting and Exchange Agreement due to its anticipated role in facilitating transfers of Dillard’s Class B Common Stock among Dillard family members. The Voting and Exchange Agreement will promote the continued ownership of Dillard’s Class B Common Stock by lineal descendants of William T. Dillard. This concentration of voting power helps ensure that, following the Merger, the Company will continue to qualify as a “controlled company” in accordance with the NYSE Listed Company Manual. For additional details regarding the Voting and Exchange Agreement, please see the section entitled “Voting and Exchange Agreement.”
On March 20, 2026, the parties executed the Merger Agreement. The Merger Agreement was amended on March 25, 2026 to provide that each of the Company and WDC will pay 50% of the filing fee incurred in connection with the filing of the proxy statement.

Reasons for the Merger
In evaluating the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, the Board consulted with the Company’s management and representatives of Haynes Boone and considered and analyzed a number of factors, including the following principal factors (which are not intended to be exhaustive and are not presented in any relative order of importance) that the Board viewed as supporting its decision:
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the belief of the Board and the Special Committee that it is critical to the present and future success of the Company that (i) members of the Dillard family that currently serve as officers continue to be motivated to contribute to the ongoing success of the Company and (ii) members of the Dillard family that currently are employed (or may be employed in the future) by the Company but do not currently serve as officers will be motivated to eventually progress into executive management roles to continue the consistent performance of the Company;

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the belief of the Board and the Special Committee that the Merger would support the Company’s management succession planning and continuity and would mitigate disruption in the management, operations and ownership of the Company upon the death of one or more principal shareholders of WDC;

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the fact that the Voting and Exchange Agreement (which becomes effective upon consummation of the Merger) contains a right of first offer mandating that each Dillard family member must offer for purchase his or her shares of Dillard’s Class B Common Stock to the other Dillard family members party to the Voting and Exchange Agreement prior to selling to a non-Dillard family member, which the Board and the Special Committee believe will ensure that current and future generations of Dillard family members will continue to be motivated and involved in management;

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the fact that there are currently no contractual transfer restrictions on the transfer of WDC Common Stock analogous to the restrictions under the Voting and Exchange Agreement;

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the fact that no Dillard family member has retired or resigned from the Company since William T. Dillard retired in 1998, and the fact that the Board and the Special Committee believe that the Dillard family members who serve in management are currently undercompensated relative to their respective contributions to the Company;

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the fact that, because equity incentive awards constitute a very small portion of the compensation paid to Dillard family members who serve in management, such Dillard family members’ direct ownership of Dillard’s Common Stock following the Merger will constitute the primary economic nexus between the Company and certain members of the Dillard family, whose economic motivation is primarily derived through the ownership of Dillard’s Common Stock;

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the fact that the WDC Shareholders who are lineal descendants of William T. Dillard intend to continue voting their respective shares of Dillard’s Class B Common Stock as a unified group following the Merger pursuant to the Voting and Exchange Agreement, which will help ensure that, following the Merger, the Company will continue to qualify as a “controlled company” in accordance with the NYSE Listed Company Manual;

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the fact that the Merger will eliminate WDC as a separate corporate entity that holds shares of Dillard’s Common Stock on behalf of the WDC Shareholders, thereby simplifying the corporate ownership structure by eliminating the need to maintain WDC as a separate intermediate holding company with its own board of directors, officers, shareholders and corporate formalities, which the Board believes will allow for more efficient decision-making and clearer lines of ownership (and direct alignment of interests with the other shareholders of the Company) for the Dillard family members who are WDC Shareholders;

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the fact that the direct ownership of Dillard’s Common Stock by the WDC Shareholders following the Merger will simplify estate planning for all WDC Shareholders, as the ability to hold Dillard’s Common Stock directly, rather than through an intermediate holding company, may (i) provide greater flexibility for estate planning purposes by making such holdings more liquid and easier to value and (ii) facilitate intergenerational transfer;

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the fact that the Merger will not result in any dilution to the Company’s existing public shareholders, because the Aggregate Stock Merger Consideration consists of a number of shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock identical to the number of shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock currently held by WDC (subject to reduction to avoid the issuance of fractional shares);

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the fact that the Merger will reduce the administrative burden on the Dillard family members who serve as officers and directors of WDC by eliminating the need to hold separate WDC board meetings, maintain separate WDC corporate records, and otherwise manage WDC as a going concern, which the Board and the Special Committee believe will allow the Dillard family members to focus more of their time and attention on the business and affairs of the Company; and

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the other terms and conditions of the Merger Agreement, including the representations and warranties of the parties, the covenants relating to WDC’s conduct of business prior to Closing, the conditions to Closing, the termination provisions, and the indemnification provisions, which the Board considered to be reasonable and in the best interests of the Company and its shareholders.

The Board also considered the following factors relating to the procedural safeguards that the Board believed were present to ensure the fairness of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, to the Company and the Company’s shareholders (which are not intended to be exhaustive and are not presented in any relative order of importance):
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the fact that the terms and conditions of the Merger Agreement resulted from extensive negotiations among (i) the Special Committee and its counsel, (ii) WDC and its counsel and (iii) the Company and its counsel;

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the fact that the Board established the Special Committee, composed of independent and disinterested directors, to evaluate the Merger and determine whether to recommend that the Board approve the Merger, and upon what terms, conditions and structure;

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the fact that the Special Committee was specifically authorized to decide not to proceed with the Merger and was authorized to engage, at the expense of the Company, legal counsel and other advisors as the Special Committee deemed appropriate;

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the fact that the Special Committee retained independent legal counsel to advise the Special Committee in connection with its evaluation of the Merger;

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the fact that the Special Committee was actively involved in the Company’s review of the Merger and that the Special Committee (i) was advised by Bracewell as the Special Committee’s outside legal counsel, (ii) conducted extensive deliberations and discussions with such counsel, and (iii) oversaw the negotiations with WDC regarding the terms of the proposed Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement;

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the fact that the Special Committee considered the potential conflicts of interest created by the fact that certain of the Company’s directors and officers have interests in the proposed Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, that are different from or in addition to those of other shareholders; and

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the availability of dissent and appraisal rights to shareholders of Dillard’s Class B Common Stock who comply with all of the required procedures under the TBOC for exercising such rights, which rights allow such shareholders to dissent and seek appraisal of the fair value of their shares.

The Board also considered a variety of risks, uncertainties and other countervailing factors with respect to the Merger and the Merger Agreement, including the following (which are not intended to be exhaustive and are not presented in any relative order of importance):
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the fact that if the Merger is not consummated, (i) the Company’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the Merger, and (ii) the Company will have incurred significant transaction costs, including legal fees, accounting fees, filing fees and other expenses, which costs will be incurred regardless of whether the Merger is consummated;

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the fact that certain directors and officers of the Company are also directors and officers of WDC;

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the fact that certain directors and officers of the Company are also WDC Shareholders and each will receive his or her Pro Rata Share of the Aggregate Merger Consideration upon the consummation of the Merger;

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the fact that, as the Surviving Corporation, the Company will succeed to and assume all liabilities of WDC, which is mitigated in part by the fact that the WDC Shareholders will agree to indemnify the Company for losses arising from breaches of WDC’s representations, warranties, covenants or agreements under the Merger Agreement;

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the fact that the Company has agreed to indemnify the WDC Shareholders for losses arising from breaches of the Company’s representations, warranties, covenants or agreements under the Merger Agreement;

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the fact that the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of various conditions, including the approval of the Merger by the Company’s shareholders, and there can be no assurance that all conditions will be satisfied or waived, and if the conditions are not satisfied or waived, the Merger will not be consummated;

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the fact that certain WDC Shareholders are required to make filings under the HSR Act and obtain clearance from the applicable antitrust authorities, and although the parties do not anticipate any significant regulatory issues in connection with the Merger, there can be no assurance that the applicable waiting periods will expire or be terminated without adverse action by the regulatory authorities; and

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the risk that litigation may occur in connection with the Merger and such litigation may increase costs and result in a diversion of management focus.

The foregoing discussion of the factors considered by the Board is not intended to be exhaustive but does set forth the principal factors considered by the Board. The Board, acting upon the authorization and recommendation of the Special Committee and by unanimous vote, reached the conclusion to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, after consulting with the Company’s outside legal advisors and considering all of the various factors described above and other factors that each member of the Board deemed relevant. In view of the wide variety of factors considered by the members of the Board in connection with their evaluation of the Merger and the complexity of these matters, the Board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board made its decision based on the totality of information presented to and considered by it. In considering the factors discussed above, individual directors may have given different weights to different factors.
Recommendation of the Board
The Board, acting upon the authorization and recommendation of the Special Committee and by unanimous vote, has (i) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its shareholders, (ii) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (iii) recommended that the shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and directed that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement be submitted to the shareholders for approval. The Board unanimously recommends that you vote “FOR” the Merger Proposal and the NYSE Proposal.
Interests of Our Directors and Executive Officers in the Merger
When considering the recommendation of the Board that you vote “FOR” the Merger Proposal and the NYSE Proposal, you should be aware that certain of our directors and executive officers have interests in the Merger that may be different from, or in addition to, your interests as a shareholder generally. The Board was aware of these interests in, among other matters, approving the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and recommending that the Merger

Agreement and other proposals be adopted by the shareholders of the Company. See the sections entitled “The Merger — Background of the Merger” and “The Merger — Reasons for the Merger.” You should take these interests into account in deciding whether to vote “FOR” the Merger Proposal or the NYSE Proposal.
Directors and Officers of WDC
Certain of the Company’s directors and executive officers also serve as directors and officers of WDC. William Dillard II serves as Chairman and President of WDC, Alex Dillard serves as a director, Vice President and Assistant Secretary of WDC and Mike Dillard serves as a director and Vice President of WDC. In addition, Phillip R. Watts, the Company’s Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer, serves as Vice President, Treasurer and Assistant Secretary of WDC and Dean L. Worley, the Company’s Vice President and General Counsel, serves as Secretary of WDC. Messrs. Watts and Worley are not WDC Shareholders and do not have any financial interest in the proposed Merger.
WDC Shareholders Who Are Directors or Executive Officers of the Company
Certain of our directors and executive officers are also shareholders of WDC. Based on their respective ownership interests in WDC as of the date of this proxy statement, the following directors and/or executive officers of the Company would receive the following shares of Dillard’s Common Stock upon consummation of the Merger:
Name of Director and/or Executive Officer	Position and Office at the Company	Merger Consideration to be Received
		Dillard’s Class A Common Stock	Dillard’s Class B Common Stock
William Dillard, II	Director; Chief Executive Officer	9,997	960,246
Alex Dillard	Director; President	10,097	969,864
Mike Dillard	Director; Executive Vice President	9,515	913,975
Drue Matheny	Director; Executive Vice President	2,850	273,724
Denise Mahaffy	Director; Senior Vice President	2,850	273,724
William Dillard, III(1)	Director; Senior Vice President	734	70,445
Annemarie Jazic(2)	Vice President	151	14,557
Alexandra Lucie(3)	Vice President	151	14,557

(1)
In addition to the shares of Dillard’s Common Stock listed here, Mr. Dillard’s spouse and trusts for the benefit of certain family members for which Mr. Dillard serves as trustee would receive, in the aggregate, 500 shares of Dillard’s Class A Common Stock and 48,090 shares of Dillard’s Class B Common Stock.

(2)
Shares would be issued to a trust of which Ms. Jazic is the sole beneficiary and serves as trustee.

(3)
Shares would be issued to a trust of which Ms. Lucie is the sole beneficiary and serves as trustee.

Following the Merger, such individuals will hold shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock directly, rather than indirectly through their ownership of WDC Common Stock.
Indemnification of WDC Shareholders
Pursuant to the Merger Agreement, the Company has agreed to indemnify each WDC Shareholder, including William Dillard, II, Alex Dillard, Mike Dillard, Drue Matheny, Denise Mahaffy, William Dillard, III, Annemarie Jazic and Alexandra Lucie, and their respective affiliates, equity holders, directors, officers, employees, members, partners, agents, attorneys, representatives, successors and permitted assigns for any losses arising from:
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any breach or inaccuracy of the representations or warranties made by the Company in the Merger Agreement or any certificate or other document furnished or to be furnished to WDC pursuant to the Merger Agreement; or

•
any breach of any covenant or other agreement on the part of the Company under the Merger Agreement.

The indemnification obligations of the Company are subject to a cap equal to the Aggregate Merger Consideration, except in the case of fraud or intentional misconduct. See the section entitled “The Merger Agreement — Indemnification.”
Regulatory Matters
Each of the Company and WDC has agreed to promptly make any required filing or application under applicable antitrust laws, including the HSR Act, and with respect to the HSR Act make any required filings no later than thirty (30) business days after the Signing Date. WDC has also agreed to cause each of the WDC Shareholders who is required to make a filing under the HSR Act to make such filing no later than thirty (30) business days after the Signing Date. The parties have agreed to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to antitrust laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
Material U.S. Federal Income Tax Consequences
The following discussion summarizes certain material U.S. federal income tax consequences of the Merger to holders of shares of WDC Common Stock whose shares are exchanged for shares of Dillard’s Common Stock and cash pursuant to the Merger. This discussion is based on the Internal Revenue Code, applicable Treasury regulations promulgated or proposed thereunder, judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect.
This discussion is limited to holders of WDC Common Stock that are “U.S. holders” (as defined below) and that hold their shares of WDC Common Stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of WDC Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of WDC Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, and holders that hold their shares of WDC Common Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.
For purposes of this section, a “U.S. holder” is a beneficial owner of WDC Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of WDC Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding WDC Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Merger.
Intended Tax Treatment
The parties intend that (i) the Merger will qualify as a “reorganization” constituting a “statutory merger or consolidation” within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code and Treasury Regulations Section 1.368-2(b)(1)(ii) (the “Intended Tax Treatment”) and (ii) the Merger Agreement will constitute, and is hereby adopted as, a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-1(c).
Tax Consequences to U.S. Holders of WDC Common Stock
Assuming the Merger qualifies as a “reorganization” constituting a “statutory merger or consolidation” within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code and Treasury Regulations Section 1.368-2(b)(1)(ii), then, for U.S. federal income tax purposes:
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Stock Consideration.   No gain or loss will be recognized by, and no amount will be included in the income of, a holder of WDC Common Stock upon the receipt of shares of Dillard’s Common Stock in exchange for shares of WDC Common Stock in the Merger, except to the extent of any cash received (including cash received in lieu of fractional shares).

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Cash Consideration.   A U.S. holder who receives cash (other than any cash received in lieu of a fractional share of Dillard’s Common Stock) in exchange for shares of WDC Common Stock pursuant to the Merger will (unless such exchange is determined to have the effect of the distribution of a dividend) recognize gain (but not loss) in an amount equal to the lesser of (i) the amount of cash received and (ii) the excess, if any, of the sum of the cash and the fair market value of the shares of Dillard’s Common Stock received over the U.S. holder’s adjusted tax basis in its shares of WDC Common Stock surrendered in the Merger. Any such gain will generally be treated as capital gain if the WDC Common Stock was held as a capital asset and will be long-term capital gain if the U.S. holder’s holding period in the shares of WDC Common Stock surrendered in the Merger is greater than one year as of the effective date of the Merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. In some cases, the cash received in the Merger could be treated as having the effect of the distribution of a dividend under the tests set forth in Section 302 of the Internal Revenue Code, in which case, such gain would be treated as ordinary income. These rules are complex and dependent upon the specific factual circumstances particular to each U.S. holder.

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Tax Basis.   The aggregate tax basis of the shares of Dillard’s Common Stock (including fractional shares deemed to be received and then subsequently deemed to be exchanged as described below) received by a holder of shares of WDC Common Stock in connection with the Merger will equal the aggregate tax basis of the shares of WDC Common Stock surrendered in exchange for such shares of Dillard’s Common Stock, decreased by the amount of cash received (excluding any cash received in lieu of fractional shares) and increased by the amount of income or gain recognized in the exchange.

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Holding Period.   The holding period of the shares of Dillard’s Common Stock (including fractional shares deemed to be received and then subsequently deemed to be exchanged as described below) received by a holder of WDC Common Stock in connection with the Merger will include the holding period of the shares of WDC Common Stock surrendered in exchange for such shares of Dillard’s Common Stock.

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Fractional Shares.   A U.S. holder who receives cash in lieu of a fractional share of Dillard’s Common Stock will be treated as having received the fractional share pursuant to the Merger and then as having exchanged the fractional share for cash. As a result (unless such exchange is determined to be essentially equivalent to a dividend), such U.S. holder will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in such U.S. holder’s fractional share interest as set forth above. The gain or loss recognized by the U.S. holder described in this paragraph will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Merger, the U.S. holder’s holding period for the relevant shares (including the holding period for the WDC Common Stock deemed to be exchanged therefor) is greater than one year. The deductibility of capital losses is subject to limitations.
Holders of WDC Common Stock that have acquired different blocks of WDC Common Stock at different times or at different prices, and whose blocks of such WDC Common Stock are exchanged for shares of Dillard’s Common Stock in connection with the Merger, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Dillard’s Common Stock.
Information Reporting and Backup Withholding
Payments made in exchange for shares of WDC Common Stock pursuant to the Merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying under penalties of perjury that such U.S. holder is a “United States person” (within the meaning of the Internal Revenue Code), that the taxpayer identification number provided is correct and that such U.S. holder is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded by the IRS or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
Record Retention
Assuming the Merger qualifies as a tax-free “reorganization” constituting a “statutory merger or consolidation” within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code and Treasury Regulations Section 1.368-2(b)(1)(ii), each holder of WDC Common Stock who receives shares of Dillard’s Common Stock in the Merger is required to retain permanent records pertaining to the Merger and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis and fair market value of the WDC Common Stock held at the Effective Time.
Each WDC Shareholder at the Effective Time who owns at least one percent (by vote or value) of the total outstanding stock of WDC or who owns stock in WDC with a tax basis of $1,000,000 or more, is required to attach a statement to its tax returns for the year in which the Merger is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder’s tax basis in the WDC Common Stock and the fair market value of such WDC Common Stock.
In addition, each WDC Shareholder at the Effective Time must attach a copy of the PLR to its tax returns for the year in which the Merger is consummated. Alternatively, such holders filing their returns electronically may satisfy this requirement by attaching a statement to their return that provides the date and control number of the PLR.
Consultation with Tax Advisors
HOLDERS OF WDC COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES.

THE MERGER AGREEMENT
This section describes certain material terms of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this proxy statement may not contain all of the information about the Merger Agreement that is important to you and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and incorporated by reference into this proxy statement. We urge you to read the Merger Agreement carefully and in its entirety because it is the legal document that governs the Merger.
The Merger
The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, WDC will be merged with and into the Company in accordance with the applicable provisions of the TBOC and the ABCA, and the separate existence of WDC will cease. The Company will continue its existence under the laws of the State of Texas as the Surviving Corporation.
Merger Consideration
The aggregate consideration to be paid by the Company in respect of the Merger will equal the Aggregate Merger Consideration, consisting of the Aggregate Cash Merger Consideration plus the Aggregate Stock Merger Consideration. At the Effective Time, by virtue of the Merger and without any action on the part of any person, each share of WDC Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares) will be automatically cancelled, and in exchange therefor, each WDC Shareholder will be entitled to receive such WDC Shareholder’s Pro Rata Share of the Aggregate Cash Merger Consideration and such WDC Shareholder’s Pro Rata Share of the Aggregate Stock Merger Consideration, in each case as set forth on the Final Aggregate Merger Consideration Allocation Schedule.
No fractional shares of Dillard’s Common Stock will be issued to any WDC Shareholder in connection with the Merger. Instead, each WDC Shareholder will be entitled to receive, in lieu of any remaining fractional share of Dillard’s Common Stock that would have been issued in the Merger to such WDC Shareholder, an amount in cash (rounded down to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the average of the high and low trading prices of shares of Dillard’s Class A Common Stock on NYSE (as reported by FactSet) on the last trading day that is two (2) business days prior to the Closing Date.
Certain Effects of the Merger; Directors and Officers; Certificate of Formation; Bylaws
At and after the Effective Time, the officers and directors of the Company immediately prior to the Effective Time will be the officers and directors, respectively, of the Surviving Corporation until their successors are duly elected or appointed and qualified.
At and after the Effective Time until the same have been duly amended, (a) the certificate of formation of the Company, as in effect immediately prior to the Effective Time, will be the certificate of formation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC and such certificate of formation, and (b) the bylaws of the Company, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC, the certificate of formation of the Surviving Corporation and such bylaws.
No Dilution of Current Shareholders
Because the Aggregate Stock Merger Consideration consists of a number of shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock identical (subject to reduction to avoid the issuance of fractional shares) to the number of shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock currently held by WDC, there will be only a de minimis decrease in the number of outstanding shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock as a result of the Merger, and the consummation of the Merger will not result in any dilution to the current shareholders of the Company. Current shareholders of the Company will retain the same level of influence over the management and policies of the Surviving Corporation following the Merger as compared to their influence over the Company prior to the Merger.
Exchange Procedures and Payment Procedures
Prior to the Closing Date, WDC will distribute to each holder of record of the WDC Common Stock (i) a Letter of Transmittal and (ii) instructions for use in effecting the surrender to the Company of WDC Common Stock in exchange for the portion of the Aggregate Merger Consideration to which such shares of WDC Common Stock are entitled.
Promptly following the later of (a) the Effective Time and (b) surrender to the Company of WDC Common Stock and delivery to the Company of the Letter of Transmittal, such WDC Shareholder will receive its appropriate portion of the Aggregate Merger Consideration (subject to any applicable withholding taxes) in exchange for the shares of WDC Common Stock held by that WDC Shareholder.
Withholding
The Company will be entitled to deduct and withhold from any amount payable pursuant to the Merger Agreement such amounts as it will determine in good faith it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code or any other provision of applicable law. To the extent that amounts are so withheld, such withheld amounts will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of whom such deduction and withholding were made.
Effective Time of the Merger; Closing
The Closing will take place remotely by electronic communications and transmission of .PDF documents and signature pages on the date that is five (5) business days following the date upon which the satisfaction or waiver of each of the conditions set forth in the Merger Agreement occurs, or on such other date or at such other time and place as the parties may mutually agree in writing.
Representations and Warranties
The Merger Agreement contains customary representations and warranties of WDC and the Company relating to, among other things, their ability to enter into the Merger Agreement and consummate the transactions contemplated thereby, including the Merger. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many respects.
The representations and warranties made by WDC include, among others, representations and warranties relating to: organization and good standing; corporate power and enforceability; capitalization; subsidiaries; conflicts and consents of third parties; no liabilities; financial statements; title to assets and operations; absence of certain developments; taxes; real property; intellectual property; company contracts; employee benefit plans; litigation; compliance with laws; financial advisors; related party transactions; banks; proxy statement; anti-takeover laws; and accredited investors.
The representations and warranties made by the Company include, among others, representations and warranties relating to: organization and good standing; corporate power and enforceability; Board recommendation and shareholder approval; conflicts and consents of third parties; litigation; shares of Surviving Corporation common stock; ownership of WDC Common Stock; and financial advisors.
Covenants Related to WDC’s Conduct of Business
From the Signing Date until the earlier of the Effective Time or the valid termination of the Merger Agreement, except as contemplated or required by the Merger Agreement, in connection with the transactions contemplated by the Merger Agreement or as approved in writing in advance by the Company (acting with the prior approval of the Special Committee), WDC is required to: (a) conduct business only in the ordinary course of business; (b) use its commercially reasonable efforts to preserve the present business operations, organization and goodwill of WDC and preserve the present relationships with persons having business dealings with WDC; (c) maintain all of the assets and properties of, or used by, WDC in their current condition; (d) maintain the books, accounts and records of WDC in the ordinary course of business; (e) comply in all material respects with all applicable laws; (f) retain all shares of Dillard’s Common Stock owned by WDC as of the Signing Date; and (g) not incur, assume, or otherwise become liable for any indebtedness or other liabilities or obligations (other than (i) ordinary course expenses incidental to the maintenance of WDC’s corporate existence and (ii) fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement).
Requisite Shareholder Approval
The Company has filed the definitive proxy statement with the SEC and caused the definitive proxy statement to be mailed to the shareholders as of the Record Date in compliance with the terms of the Merger Agreement. In addition, the Company has taken all action necessary in accordance with the TBOC, the Company’s organizational documents, and the rules and regulations of NYSE to duly call, give notice of, convene and hold the Annual Meeting for the purpose of obtaining the Requisite Shareholder Approval.
Company Board Recommendation Change
Notwithstanding the foregoing, at any time prior to, but not after, obtaining Requisite Shareholder Approval, in response to any Intervening Event, the Board may fail to make, amend, change, withdraw, modify, withhold or qualify its recommendation that the Company’s shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (any such action, a “Change in Recommendation”) only if (a) the Special Committee will have first determined in good faith, after consultation with its outside legal counsel, that a Change in Recommendation is warranted in response to such Intervening Event and will have recommended such Change in Recommendation to the Board, and (b) the Board, acting upon such recommendation of the Special Committee, will have determined in good faith, after consultation with its outside legal counsel, that a failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law. “Intervening Event” means any result, occurrence, fact, event, circumstance, change or effect that (i) was not known to, and not reasonably foreseeable by, the Board (or the Special Committee) as of the Signing Date (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable as of the Signing Date), and that first arises or becomes known to the Board (or the Special Committee) after the Signing Date and (ii) does not relate to (A) any change in the price or trading volume of Dillard’s Class A Common Stock (it being understood that the underlying facts and circumstances giving rise to or contributing to such change may be taken into account in determining whether an Intervening Event has occurred) and (B) the fact that the Company meets or exceeds or fails to meet any internal or public projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the underlying facts and circumstances giving rise to or contributing to such meeting or exceeding or failure to meet such projections, forecasts, estimates or predictions may be taken into account in determining whether an Intervening Event has occurred).
Prior to effecting such Change in Recommendation, the Company must deliver to WDC a written notice, which will describe the applicable Intervening Event in reasonable detail, at least five (5) business days in advance of the Board effecting a Change in Recommendation (the “Intervening Event Notice Period”). During the Intervening Event Notice Period, the Company and its representatives will have negotiated with WDC and its representatives in good faith (to the extent that WDC desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement so that the Board (acting upon the recommendation of the Special Committee) would no longer determine that the failure to make a Change in Recommendation in connection with such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under applicable law. Following the expiration of the Intervening Event Notice Period and prior to effecting any Change in Recommendation, (i) the Special Committee will have re-determined in good faith, after consultation with its outside legal counsel and, to the extent WDC proposed any adjustments to the terms and conditions of the Merger Agreement during the Intervening Event Notice Period, after giving due consideration to such proposed adjustments, that a Change in Recommendation remains warranted and will have re-recommended such Change in Recommendation to the Board, and (ii) the Board, acting upon such re-determination and re-recommendation of the Special

Committee, will have re-determined in good faith, after consultation with its outside legal counsel, that a failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law.
WDC Shareholder Approval
WDC will take all action necessary in accordance with the ABCA and its organizational documents to duly call, give notice of, convene and hold a meeting of WDC’s shareholders (the “WDC Shareholders’ Meeting”) for the purpose of obtaining the Requisite WDC Approval. The WDC Shareholders’ Meeting will be held as promptly as reasonably practicable after the Signing Date and, in any event, no later than ten (10) business days after the Signing Date (unless the Company otherwise consents in writing to a later date).
WDC will include the WDC Board’s recommendation that WDC Shareholders adopt the Merger Agreement (including the plan of merger set forth therein) and approve the transactions contemplated thereby (including the Merger) in any materials distributed to WDC Shareholders in connection with the WDC Shareholders’ Meeting, and use all reasonable best efforts to solicit from WDC Shareholders approval of the Merger Agreement and the transactions contemplated thereby (including the Merger).
WDC may postpone or adjourn the WDC Shareholders’ Meeting from time to time (i) with the express written consent of the Company, (ii) if a quorum has not been established, or (iii) to solicit additional votes if necessary in order to obtain the Requisite WDC Approval; provided that WDC will not postpone or adjourn the WDC Shareholders’ Meeting pursuant to the foregoing clause (ii) or (iii) for more than ten (10) business days after the date for which the WDC Shareholders’ Meeting is originally scheduled without the Company’s express written consent. WDC will take all other action necessary or advisable to secure the Requisite WDC Approval and, if applicable, any additional consents or approvals of the WDC Shareholders related thereto.
Filings; Consents
Each party has agreed to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger.
Regulatory Matters
To the extent required under any laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act (collectively, “Antitrust Laws”), each party has agreed to promptly make any required filing or application under Antitrust Laws, and with respect to the HSR Act, to make any required filings no later than thirty (30) business days after the Signing Date. WDC has also agreed to cause each of the WDC Shareholders who is required to make a filing under the HSR Act to make such filing no later than thirty (30) business days after the Signing Date.
The parties have agreed to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to Antitrust Laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable, under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act. WDC has agreed to cause each of the WDC Shareholders who is required to make a filing under the HSR Act to comply with the foregoing.
In connection with its efforts to obtain all requisite approvals and expiration or termination of waiting periods for the transactions contemplated by the Merger Agreement under any Antitrust Law, each party has agreed to use its reasonable best efforts to:
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cooperate in all respects with each other party or its affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private person;

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keep the other parties reasonably informed of any communication received by such party or its affiliates from, or given by such party or its representatives to, any governmental body and of any communication received or given in connection with any proceeding by a private person, in each case regarding any of the transactions contemplated by the Merger Agreement, and promptly furnish the other parties with copies of all such written communications (with the exception of the filings, if any, submitted under the HSR Act);
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permit the other parties and their respective outside counsel to review in advance any written communication to be given by it to, and consult with each other in advance of any meeting or video or telephonic conference with, any governmental body or, in connection with any proceeding by a private person, with any other person, and to the extent permitted by such governmental body or other person, give the other parties the opportunity to attend and participate in such meetings and conferences;

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in the event a party is prohibited from participating in or attending any meeting or conference, the other parties will keep such party promptly and reasonably apprised with respect thereto; and

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use reasonable best efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated by the Merger Agreement, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any governmental body.

WDC has agreed to cause each of the WDC Shareholders required to make a filing under the HSR Act to cooperate with the parties in connection with such WDC Shareholder’s filing and any related investigation or inquiry.
No party will take any action that could reasonably be expected to adversely affect or materially delay the approval of any governmental body, or the expiration or termination of any waiting period under Antitrust Laws, including by agreeing to merge with or acquire any other person or acquire a substantial portion of the assets of or equity in any other person. WDC has agreed to cause each of its shareholders who is required to make a filing under the HSR Act to comply with the foregoing.
The parties have also agreed, with respect to a threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties to consummate the transactions contemplated by the Merger Agreement, to use reasonable best efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be.
Indemnification
The Merger Agreement contains customary indemnification provisions. Each WDC Shareholder has severally (and not jointly) agreed to indemnify the Company and its affiliates, directors, officers, employees, equity holders, members, partners, agents, attorneys, representatives, successors and assigns (collectively, the “Dillard’s Indemnified Parties”) for such WDC Shareholder’s Pro Rata Share of any losses arising from:
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any breach or inaccuracy of the representations or warranties made by WDC in the Merger Agreement or any certificate or other document furnished pursuant thereto;

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any breach of any covenant or agreement on the part of any WDC Shareholder or WDC under the Merger Agreement;

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any indebtedness or expenses of WDC outstanding as of the Closing;

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any indemnified taxes; or

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any liability, event, condition, circumstance, activity, practice, incident, action, omission, negligence, fault or plan initially existing or occurring prior to the Closing relating to WDC or its operations.

In addition, each WDC Shareholder has severally (and not jointly) agreed to indemnify the Dillard’s Indemnified Parties for losses arising from (i) any breach of any representation, warranty or covenant of such WDC Shareholder contained in any Letter of Transmittal or other certificate, instrument or document delivered by such WDC Shareholder, and (ii) any failure of such WDC Shareholder to hold good and valid title to the WDC Common Stock issued in the name of such WDC Shareholder at the Closing, free and clear of all liens (other than transfer restrictions arising under applicable securities laws).

The Company has agreed to indemnify each WDC Shareholder and their respective affiliates, equity holders, directors, officers, employees, members, partners, agents, attorneys, representatives, successors and permitted assigns for any losses arising from:
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any breach or inaccuracy of the representations or warranties made by the Company in the Merger Agreement or any certificate or other document furnished pursuant thereto; or

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any breach of any covenant or agreement on the part of the Company under the Merger Agreement.

Limitations on Indemnification
Neither the WDC Shareholders (in the aggregate) nor the Company will be required to indemnify any person for an aggregate amount of losses exceeding the Aggregate Merger Consideration (the “Cap”). This limitation will not apply to losses based upon, arising out of, or with respect to any breach of the Fundamental Representations or in the case of fraud or intentional misconduct.
Survival of Representations, Warranties and Covenants
The representations and warranties of the parties contained in the Merger Agreement, as well as the representations and warranties contained in any Letter of Transmittal or certificate delivered pursuant to the Merger Agreement, will survive the Closing through and including the two-year anniversary of the Closing Date; provided, that the representations relating to organization and good standing, corporate power and enforceability, capitalization, subsidiaries, taxes, litigation, compliance with laws, financial advisors, related party transactions, anti-takeover laws and accredited investors (collectively, the “Fundamental Representations”) will survive indefinitely following the Closing Date. All covenants and agreements of the parties contained in the Merger Agreement will survive the Closing indefinitely or for such shorter period expressly provided therein.
Right of Set-Off
In addition to any other remedies available to the Dillard’s Indemnified Parties under the Merger Agreement, each Dillard’s Indemnified Party will have the right, at its option, to offset any obligation that a Dillard’s Indemnified Party has to pay any amounts to any WDC Shareholder against the WDC Shareholders’ indemnification obligations under the Merger Agreement and thereby withhold and retain an amount that any WDC Shareholder owes thereunder from such payment obligations to the WDC Shareholders.
Tax Treatment of Indemnity Payments
To the extent permitted by applicable law, WDC and the Company have agreed to treat any indemnity payment made pursuant to the indemnification provisions of the Merger Agreement as an adjustment to the Aggregate Merger Consideration for all tax purposes.
Conditions to Closing
Mutual Conditions
The obligations of each party to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions: (a) the Requisite Shareholder Approval will have been duly obtained in accordance with applicable law, the Company’s organizational documents, and the applicable rules of the NYSE; (b) all required filings under the HSR Act (including any filing under the HSR Act that is required to be made by any WDC Shareholder in connection with the transactions contemplated by the Merger Agreement) will have been completed and any applicable waiting period will have expired or been terminated; and (c) there will not be in effect any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger Agreement.
Company Closing Conditions
The obligations of the Company to consummate the transactions contemplated by the Merger Agreement are further subject to the satisfaction or waiver of the following conditions: (a) the representations and warranties of WDC will have been true and correct in all material respects as of the Signing Date and as of the Closing Date (other than the Fundamental Representations, which will be true and correct in all respects); (b) the Requisite WDC Approval will have been duly obtained by WDC at the WDC Shareholders’ Meeting in accordance with applicable law and WDC’s organizational documents; (c) WDC and the WDC Shareholders will have performed and complied in all material respects with all obligations and agreements required under the Merger Agreement to be performed or complied with by them on or prior to the Closing Date; (d) WDC and the WDC Shareholders will have delivered certain certificates and documents; (e) WDC will have delivered to the Company evidence reasonably satisfactory to the Company that the number of Dissenting Shares as of the Effective Time does not exceed one percent (1%) of the number of outstanding shares of WDC Common Stock; and (f) the aggregate number of shares of Dillard’s Class B Common Stock that are held by registered holders of Dillard’s Class B Common Stock who have properly and validly exercised and perfected their statutory rights of dissent and appraisal in respect of such shares in accordance with the TBOC will not exceed one percent (1%) of the total number of outstanding shares of Dillard’s Class B Common Stock as of the Effective Time.
WDC and Shareholder Representative Closing Conditions
The obligations of WDC and the Shareholder Representative to consummate the transactions contemplated by the Merger Agreement are further subject to the satisfaction or waiver of the following conditions: (a) the representations and warranties of the Company will have been true and correct as of the Signing Date and as of the Closing Date, except where the failure to be so true and correct would not have, individually or in the aggregate, a material adverse effect or prevent, materially delay or materially impede the performance by the Company of its obligations under the Merger Agreement or any other agreement, instrument and document executed and delivered under the Merger Agreement or in connection therewith (collectively, the “Transaction Documents”); (b) the Company will have performed and complied in all material respects with all obligations and agreements required under the Merger Agreement to be performed or complied with by the Company on or prior to the Closing Date; and (c) the Company will have delivered a certificate certifying to the satisfaction of certain conditions.
Termination
The Merger Agreement may be terminated at any time prior to the Effective Time:
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by mutual written consent of the Company (acting with the prior approval of the Special Committee) and WDC;

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by either the Company (acting with the prior approval of the Special Committee) or WDC if any law or final governmental order has the effect of permanently preventing, restraining, enjoining, prohibiting or making illegal the consummation of the transactions contemplated by the Merger Agreement;

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by either the Company (acting with the prior approval of the Special Committee) or WDC if the Requisite Shareholder Approval is not obtained at the Annual Meeting (or any adjournment or postponement thereof);

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by WDC if the Company breaches or fails to perform or comply with its representations, warranties, covenants or other agreements contained in the Merger Agreement, the breach or failure results in the Company being unable to satisfy certain closing conditions, and the Company fails to cure the breach or failure by the earlier of (x) 30 days after written notice and (y) the Outside Date;

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by the Company (acting with the prior approval of the Special Committee) if WDC breaches or fails to perform or comply with its representations, warranties, covenants or other agreements contained in the Merger Agreement, the breach or failure results in WDC being unable to satisfy certain closing conditions, and WDC fails to cure the breach or failure by the earlier of (x) 30 days after written notice and (y) the Outside Date;

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by the Company (acting with the prior approval of the Special Committee) if the Effective Time has not occurred on or before the Outside Date; or

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by WDC, if (i) WDC or Dillard’s receives written notice from the IRS that the PLR has been revoked or modified in a manner that is materially adverse to WDC or the WDC Shareholders, or (ii) there has been a change in applicable law after the Signing Date that would reasonably be expected to cause the Merger to fail to qualify for the Intended Tax Treatment.

In the event that the Merger Agreement is validly terminated, the Merger Agreement will become void and of no further force or effect without liability of any party (or any of its representatives), except that certain provisions will survive termination and except in the case of fraud or any willful breach committed by a party prior to the time of such termination.
Amendments
The Merger Agreement may be amended only in writing signed by the party thereto against whom enforcement of any such amendment, supplement, modification or waiver is sought. Any amendment, supplement, modification or waiver by the Company will require the prior approval of the Special Committee.
Expenses
The parties have agreed that the Company and WDC will each pay 50% of the filing fee incurred in connection with the filing of the proxy statement in accordance with Rules 0-11(c)(1) and 0-11(c)(3) promulgated under the Exchange Act. Except as otherwise expressly provided in the Merger Agreement, all expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such expenses; provided, however, that the fees and expenses associated with the HSR Act filings made by any of the WDC Shareholders will be borne by each applicable WDC Shareholder. WDC will pay, or cause to be paid, in full prior to the Closing all fees and expenses of WDC incurred in connection with the Merger Agreement, the other Transaction Documents, and the transactions contemplated by the Merger Agreement, including all legal, accounting, tax, financial advisory, consulting, and similar fees and expenses, and no such fees or expenses will remain outstanding at or following the Closing.
Governing Law
The Merger Agreement will be governed by and construed and enforced in accordance with the laws of the State of Texas, without giving effect to principles of conflict of laws.
All legal proceedings, and any and all other actions or disputes arising under or relating to the Merger Agreement or the breach or enforcement thereof, will be heard and determined exclusively in the First Business Court Division of the State of Texas (the “Texas Business Court”) if the matter meets the jurisdictional requirements of the Texas Business Court, and if the claim does not meet the jurisdictional requirements of the Texas Business Court, then the matter will be exclusively brought in a federal district court in the Northern District of Texas, Dallas Division (the “Federal Court”), or if the Federal Court does not have jurisdiction, in a Texas state district court in Dallas County, Texas. Each of the parties irrevocably and unconditionally submits to the jurisdiction of the Texas Business Court (including any claim that would be within the Texas Business Court’s supplemental jurisdiction) or, to the extent required by applicable law, the federal or state district courts located in Dallas County, Texas.
Each party, on its own behalf and on behalf of all affiliates, successors, assigns, and beneficiaries, has irrevocably waived any right to trial by jury of any claim, demand, action, or cause of action arising under or relating to the Merger Agreement, or the dealings of the parties with respect to the Merger Agreement or any of the transactions contemplated thereby, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. Any such claim, demand, action, or cause of action will be decided by court trial without a jury.

Each party has also irrevocably waived and agreed not to assert by way of motion, defense, or otherwise, in any legal proceeding or any other action or dispute arising under or relating to the Merger Agreement or the breach or enforcement thereof, that such party is not subject personally to the jurisdiction of the above-named courts, that the Texas Business Court (or alternative venue as set forth above) is an inconvenient forum, that venue is improper, or that the Merger Agreement or the transactions contemplated thereby may not be enforced in or by any of the above-named courts.

VOTING AND EXCHANGE AGREEMENT
Prior to the delivery of the Proposal Letter, certain WDC Shareholders and the Company entered into a Voting and Exchange Agreement (the “Voting and Exchange Agreement”) with respect to the shares of Dillard’s Class B Common Stock to be received by such WDC Shareholders as part of the Aggregate Stock Merger Consideration. The Voting and Exchange Agreement becomes effective upon consummation of the Merger. A copy of the Voting and Exchange Agreement is attached as Annex B to this proxy statement. As of the Effective Time, the shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement will represent approximately 92.3% of the outstanding shares of Dillard’s Class B Common Stock and approximately 23.6% of the aggregate voting power of Dillard’s Common Stock.
The Voting and Exchange Agreement is intended to ensure that, following the Effective Time: (a) the Company retains its status as a “controlled company” under the listing rules of NYSE (or any successor stock exchange), (b) the shareholders party to the Voting and Exchange Agreement vote their shares of Dillard’s Class B Common Stock in a consistent and unified manner, and (c) all shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement are held only by lineal descendants of William T. Dillard and other permitted transferees.
The shareholders party to the Voting and Exchange Agreement have agreed to:
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vote all of their shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement on any matter that requires or permits the vote of such shares in such manner as determined by a majority of the Authorized Representatives (as defined below), including an abstention from voting if so determined by a majority of the Authorized Representatives;

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grant an irrevocable proxy to the Authorized Representatives (and each of them individually), with full power of substitution and resubstitution, to vote or act by written consent with respect to the shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement in accordance with the determinations of a majority of the Authorized Representatives;

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not deposit any shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement in a voting trust, grant any proxies with respect to such shares (other than as set forth in the Voting and Exchange Agreement), or subject any such shares to any other voting arrangement;

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not transfer any shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement, except for (i) permitted transfers to lineal descendants of William T. Dillard, surviving spouses of such lineal descendants, trusts for the sole benefit of such persons, or entities wholly owned by such persons or trusts, in each case where the transferee agrees to be bound by the Voting and Exchange Agreement, or (ii) transfers made in compliance with the right of first offer provisions described below; and

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comply with certain stop transfer instructions and restrictive legend requirements with respect to the shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement.

Authorized Representatives
The Voting and Exchange Agreement provides for the appointment of three (3) authorized representatives (the “Authorized Representatives”), who are elected by a majority vote of the shares subject to the Voting and Exchange Agreement. The initial Authorized Representatives are William Dillard, II, Alex Dillard and Mike Dillard. Each Authorized Representative serves until his or her earlier death, incapacity, resignation or removal. Any Authorized Representative may be removed at any time for any reason or no reason upon a majority vote of the shares subject to the Voting and Exchange Agreement.
Right of First Offer and Exchange Mechanism
The Voting and Exchange Agreement contains a right of first offer in favor of the other shareholders party to the Voting and Exchange Agreement in the event any shareholders desires to transfer shares of Dillard’s Class B Common Stock to a person other than a permitted transferee. Before any such transfer may be made, the transferring shareholder must provide advance written notice to the Secretary of the Company, and the other shareholders party to the Voting and Exchange Agreement will have the opportunity to acquire up to their pro rata portion of the shares proposed to be transferred.
The Voting and Exchange Agreement also provides for a Company-facilitated exchange mechanism to allow shareholders party to the Voting and Exchange Agreement to acquire shares of Dillard’s Class B Common Stock from a transferring shareholder in exchange for shares of Dillard’s Class A Common Stock. Under this mechanism:
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the transferring shareholder surrenders shares of Dillard’s Class B Common Stock to the Company and concurrently receives an equal number of newly issued shares of Dillard’s Class A Common Stock, in an exchange intended to be exempt from registration under Section 3(a)(9) of the Securities Act; and

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the acquiring shareholder surrenders shares of Dillard’s Class A Common Stock to the Company and concurrently receives an equal number of newly issued shares of Dillard’s Class B Common Stock, in an exchange intended to be exempt from registration under Section 3(a)(9) of the Securities Act.

The Company will not receive any commission or other remuneration for effecting such exchanges, and such exchanges will not result in the dilution of any current shareholders of the Company. If any shares of Dillard’s Class B Common Stock that are subject to a proposed transfer are not acquired by other shareholders for cash or exchanged through the Company-facilitated exchange mechanism, such remaining shares may be transferred without restriction, provided that such shares have been converted to shares of Dillard’s Class A Common Stock prior to such transfer.
Stock Certificates and Legend
All shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement will be represented by physical stock certificates that will be deposited with the Secretary of the Company, who will serve as custodian and retain possession of such stock certificates on behalf of the owners thereof. Stock certificates representing the shares subject to the Voting and Exchange Agreement will include a legend indicating that such shares are subject to the voting and transfer restrictions set forth in the Voting and Exchange Agreement.
Administration
The Secretary of the Company (or such other officer or person as the Secretary may designate in writing) will serve as the administrator of the Voting and Exchange Agreement (the “Administrator”), with the exclusive authority and discretion to administer and interpret the transfer and right of first offer provisions, to resolve any and all questions, conflicts, ambiguities or inconsistencies arising thereunder, and to make any and all determinations and take any and all actions the Administrator deems necessary or advisable to implement such provisions.
Termination
The Voting and Exchange Agreement will terminate upon the mutual written consent of shareholders holding at least ninety percent (90%) of the shares subject to the Voting and Exchange Agreement. Certain provisions of the Voting and Exchange Agreement, including those relating to governing law, submission to jurisdiction and waiver of jury trial, will survive termination of the Voting and Exchange Agreement.
Governing Law and Jurisdiction
The Voting and Exchange Agreement is governed by and construed in accordance with the internal laws of the State of Arkansas. Any action with respect to the Voting and Exchange Agreement and the rights and obligations arising thereunder will be brought and determined exclusively in Arkansas state court sitting in Pulaski County, Arkansas, or, if such court does not have subject matter jurisdiction, in the United States District Court for the Eastern District of Arkansas.

PROPOSAL NO. 1 — THE MERGER PROPOSAL
We are asking our shareholders to vote on a proposal to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, pursuant to which WDC will merge with and into the Company, with the Company surviving the Merger as the Surviving Corporation.
For detailed information regarding the Merger Proposal, see the information about the Merger and the Merger Agreement throughout this proxy statement, including the information set forth in the sections entitled “The Merger” and “The Merger Agreement.” A copy of the Merger Agreement is attached as Annex A to this proxy statement.
The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of Dillard’s Common Stock outstanding at the close of business on the Record Date and entitled to vote thereon at the Annual Meeting, voting as a single class. If you properly authorize your proxy by mail, by telephone or through the internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on the Merger Proposal, your shares will be voted in accordance with the recommendation of the Board, which is “FOR” the Merger Proposal. Because the required vote for the Merger Proposal is based on the voting power of the shares of Dillard’s Common Stock outstanding at the close of business on the Record Date and entitled to vote thereon rather than on the number of votes cast, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have the same effect as voting “AGAINST” the Merger Proposal, which could cause the Merger Proposal not to be approved.
YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE CLASS OR NUMBER OF SHARES OF DILLARD’S COMMON STOCK THAT YOU OWN.
Approval of the Merger Proposal is a condition to the closing of the transactions contemplated by the Merger Agreement. The Merger Proposal is separate from, and in addition to, the NYSE Proposal. The Merger will not be consummated unless shareholders approve both the Merger Proposal and the NYSE Proposal.
Recommendation of the Board
THE BOARD, BY UNANIMOUS VOTE, RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR THE MERGER PROPOSAL.

PROPOSAL NO. 2 — THE NYSE PROPOSAL
We are asking our shareholders to vote on a proposal to approve, for the purposes of complying with Section 312.03(b)(i), Section 312.03(b)(ii) and Section 312.03(c) of the NYSE Listed Company Manual, the issuance of (i) up to 41,496 shares of Dillard’s Class A Common Stock and (ii) up to 3,985,776 shares of Dillard’s Class B Common Stock in connection with the Merger. Under Section 312.03(b)(i) of the NYSE Listed Company Manual, shareholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, to a director, officer or substantial security holder of the listed company if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent (1%) of the number of shares of common stock or one percent (1%) of the voting power outstanding before the issuance. Under Section 312.03(b)(ii) of the NYSE Listed Company Manual, shareholder approval is also required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, where such securities are issued as consideration in a transaction or series of related transactions in which a director, officer or substantial security holder of the company has a five percent (5%) or greater interest (or such persons collectively have a ten percent or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into common stock, could result in an issuance that exceeds either five percent (5%) of the number of shares of common stock or five percent (5%) of the voting power outstanding before the issuance. If the Merger is consummated, each of the WDC Shareholders (including 21 lineal descendants of William T. Dillard) will receive shares of Dillard’s Common Stock, including the following directors and executive officers of the Company: (i) William Dillard, II, the Company’s Chief Executive Officer and a member of the Board; (ii) Alex Dillard, the Company’s President and a member of the Board; (iii) Mike Dillard, an Executive Vice President of the Company and a member of the Board; (iv) Drue Matheny, an Executive Vice President of the Company and a member of the Board; (v) Denise Mahaffy, a Senior Vice President of the Company and a member of the Board; (vi) William Dillard, III, a Senior Vice President of the Company and a member of the Board, as well as Mr. Dillard’s spouse and trusts for the benefit of certain family members for which Mr. Dillard serves as trustee; (vii) a trust for the benefit of Annemarie Jazic, a Vice President of the Company; and (viii) a trust for the benefit of Alexandra Lucie, a Vice President of the Company. See the section entitled “The Merger — Interests of Our Directors and Executive Officers in the Merger.”
Under Section 312.03(c) of the NYSE Listed Company Manual, shareholder approval is also required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock, or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. As of the date of this proxy statement, WDC owns 41,496 shares of Dillard’s Class A Common Stock and 3,985,776 shares of Dillard’s Class B Common Stock, representing approximately 0.36% of the outstanding shares of Dillard’s Class A Common Stock, approximately 99.99% of the outstanding shares of Dillard’s Class B Common Stock and approximately 25.8% of the aggregate voting power of Dillard’s Common Stock. As such, the Aggregate Stock Merger Consideration will (x) have voting power in excess of 20% of the voting power outstanding before the Closing and (y) exceed 20% of the number of shares of Dillard’s Common Stock outstanding before the Closing.
The approval of the NYSE Proposal requires the affirmative vote of the holders of a majority of the shares of Dillard’s Common Stock present in person or represented by proxy and entitled to vote on the NYSE Proposal, voting as a single class. If you properly authorize your proxy by mail, by telephone or through the internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on the NYSE Proposal, your shares will be voted in accordance with the recommendation of the Board, which is “FOR” the NYSE Proposal. Abstentions will have the same effect as votes “AGAINST” the NYSE Proposal. Broker non-votes will have no effect on the NYSE Proposal
YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE CLASS OR NUMBER OF SHARES OF DILLARD’S COMMON STOCK THAT YOU OWN.

Approval of the NYSE Proposal is a condition to the closing of the transactions contemplated by the Merger Agreement. The NYSE Proposal is separate from, and in addition to, the Merger Proposal. The Merger will not be consummated unless shareholders approve both the Merger Proposal and the NYSE Proposal.
Recommendation of the Board
THE BOARD, BY UNANIMOUS VOTE, RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR THE NYSE PROPOSAL.

PROPOSAL NO. 3 — ELECTION OF DIRECTORS
The number of directors that serve on the Board is currently set at 14 but may be changed from time to time in the manner provided in the Company’s bylaws. Based on the current size of the Board, Class A shareholders are entitled to vote for the election of five Directors, and Class B shareholders are entitled to vote for the election of nine Directors. Directors are to be elected at the Annual Meeting for a term of one year and until the election and qualification of their successors. Once elected, our Directors have no ongoing status as “Class A” or “Class B” Directors and have the same duties and responsibilities to all shareholders.
The Board unanimously recommends that each nominee identified below be elected at the Annual Meeting. Each of the nominees is currently serving as a director of the Company and was elected at the 2025 Annual Meeting of Shareholders. Set forth below are the principal occupation and public company directorships each nominee currently holds or has held during the last five years, as well as other background information about the nominees, including a discussion of the specific experience, qualifications, attributes and skills of each nominee that led to the Board’s conclusion that each nominee should serve as a director.
Class A Nominees
James I. Freeman, 76, was Senior Vice President and Chief Financial Officer of the Company until his retirement effective February 1, 2015. During the past five years, his principal occupation is and has been a private investor for his own account. He has been a member of the Board since 1991. Mr. Freeman joined the Company in 1988. He entered the accounting profession in 1972 and practiced as a certified public accountant. He formerly served as a member of the Management Committee of BKD, LLP, one of the largest accounting firms in the nation at that time. Having served as Chief Financial Officer of the Company, Mr. Freeman has extensive experience overseeing the Company’s financial reporting processes, internal accounting and financial controls and independent auditor engagements. This unique experience provides Mr. Freeman the ability to regularly advise the Board regarding current and proposed accounting issues, financial matters and regulations that affect the Company’s operations. Mr. Freeman currently serves on the Compensation Committee of the Board (the “Compensation Committee”).
Rob C. Holmes, 61, has been a member of the Board since 2021. Mr. Holmes has served as President, Chief Executive Officer and a member of the board of directors of Texas Capital Bancshares, Inc., (NASDAQ®: TCBI), a full-service financial services firm headquartered in Dallas, Texas, since 2021 and also began serving as their Chairman in April 2025. Mr. Holmes joined Texas Capital in January 2021 after a 31-year career at JPMorgan Chase & Co., most recently serving as Global Head of Corporate Client Banking and Specialized Industries since 2011. Texas Capital Bank, N.A., Texas Capital Bancshares, Inc. (NASDAQ®: TCBI) and JPMorgan Chase & Co. are not subsidiaries or other affiliates of the Company. In his role at JPMorgan Chase & Co., Mr. Holmes oversaw end-to-end responsibility for the business, providing global treasury management services, credit and investment banking solutions to clients in North America, as well as select countries in Europe and Asia, to help clients achieve their long-term corporate finance objectives. Mr. Holmes also shared oversight of the Commercial Banking Credit Markets business and was a member of the Commercial Banking Operating Committee and served on the Board of Managers of J.P. Morgan Securities LLC. Prior to serving as Head of Corporate Client Banking and Specialized Industries, Mr. Holmes was the Co-Head of JPMorgan’s North American Retail Industries Investment Banking practice and the Head of Investment Banking for the Southern Region of the U.S. An active member of the local Dallas community, Mr. Holmes has historically served as a National Trustee for Boys & Girls Clubs of America and on the board of the Dallas Citizens Council. He currently serves on the Advisory Board of The University of Texas at Austin McCombs School of Business, as well as a member of the Development Board for the University and most recently an inaugural member of the executive committee. In addition, Mr. Holmes is active on the board of the Baylor Health Care System Foundation. He is a longtime member of the Salesmanship Club of Dallas, which owns and operates the Momentous Institute. Mr. Holmes received a Bachelor of Arts degree in Economics from The University of Texas at Austin and holds a Master of Business Administration from Southern Methodist University. Mr. Holmes’ experience in advising clients, particularly in the retail industry, with meeting their financial and strategic objectives uniquely positions him to provide valuable input to the Board. In addition, his strong reputation in the broader U.S. banking industry brings with it a wide network of valuable relationships.

Reynie Rutledge, 76, has served as a Director of the Company since 2013. At all times during the past five years, Mr. Rutledge has served as the Chairman of First Security Bancorp, a financial services holding company headquartered in Searcy, Arkansas. With 50 years of experience in banking, Mr. Rutledge has been involved with all aspects of finance and management while leading First Security Bancorp to become the fourth largest bank holding company based in Arkansas, with over $8.6 billion in assets and 76 locations throughout the state as of December 31, 2025. First Security Bancorp consists of First Security Bank, First Security Crews & Associates investment banking firm and First Security Public Finance. First Security Bancorp is not a subsidiary or other affiliate of the Company. Mr. Rutledge is a graduate of the University of Arkansas where he earned a degree in industrial engineering and a Master of Business Administration. Mr. Rutledge is a past Chairman of the Arkansas Bankers Association and the Business Advisory Board of Harding University. Mr. Rutledge is also a member of the Arkansas Academy of Industrial Engineering, a member and past Chairman of the Dean’s Executive Advisory Board for the Sam M. Walton College of Business, a member of the Campaign Arkansas Executive Committee, a past Chairman of the Arkansas Business Hall of Fame Selection Committee, the University of Arkansas 2000 Volunteer of the Year, a 2012 recipient of the University of Arkansas Distinguished Alumni Award and past Chairman of the University of Arkansas Board of Trustees. In 2020, Mr. Rutledge was inducted into the Arkansas Business Hall of Fame. Mr. Rutledge’s extensive career in commercial banking provides insights into the credit markets for the Board. Mr. Rutledge serves as Chairman of the Audit Committee of the Board (the “Audit Committee”).
J.C. Watts, Jr., 68, has served as a Director of the Company since August 2009 and previously served on the Board from 2003 until 2008, including as a member of the Audit Committee. He also serves on the board of directors of Paycom Software, Inc., and he previously served on the boards of directors of CSX Corporation, ITC Holdings Corp, Burlington Northern Santa Fe Corporation, Clear Channel Communications, Inc. and Terex Corporation. At all times during the past five years, Mr. Watts has served as the Chairman of the J.C. Watts Companies, which provides both consulting and advocacy services. The J.C. Watts Companies are not subsidiaries or other affiliates of the Company. Mr. Watts served in the U.S. Congress from the fourth district of Oklahoma from 1995 to 2003. In 1998, he was elected chairman of the Republican Conference in the U.S. House of Representatives. He served for eight years on the House Armed Services Committee. He authored legislation to create the House Select Committee on Homeland Security, a committee on which he later served. He also served on the House Transportation and Infrastructure Committee as well as the House Banking Committee. He led two congressional trade missions to Africa. Mr. Watts co-authored the American Community Renewal and New Markets Act and authored the Community Solutions Act of 2001. He also crafted legislation with Congressman John Lewis to establish the Smithsonian National Museum of African American History and Culture. He has served as an analyst on television news programs nationally and internationally. Mr. Watts led a U.S. delegation to Vienna, Austria, at the request of President George W. Bush and Secretary of State Colin Powell, to the Organization for Security and Cooperation in Europe Conference on Racism, Discrimination and Xenophobia and accompanied President Bush on his historic trip to Africa. He co-founded the Coalition for AIDS Relief in Africa and served on the Board of Africare. He was the Chairman of Watts Equipment and the Chairman of the Black News Channel, the first ever African American news channel, until 2022. He has also created the J.C. and Frankie Watts Foundation to focus on urban renewal and other charitable initiatives. Mr. Watts brings to the Board not only an understanding and sensitivity to the political and cultural issues which the Company regularly faces but also a wealth of knowledge of the regulatory environment which continues to change and affect the Company’s operations. Mr. Watts currently serves on the Audit Committee.
Nick White, 81, has served as a Director of the Company since 2008. Since 2000, Mr. White has served as Chief Executive Officer and President of White and Associates, an international retail solutions firm offering retail clients consulting services encompassing strategy, partnerships, logistics and concepts. White and Associates is not a subsidiary or other affiliate of the Company. Following a tour in Vietnam with the United States Marine Corps, Mr. White began his retail career in 1968 with Spartan-Atlantic Department Stores while still attending college. In 1973, he joined Wal-Mart Stores, Inc. as an Assistant Store Manager. From 1985 to 1990, he was General Manager of Sam’s Clubs, and in 1990, he was named an Executive Vice President of Wal-Mart Stores, Inc. and General Manager of its Supercenter Division, positions he held until his retirement in 2000. While at Wal-Mart, he served on both the Executive Committee and the Real Estate Committee. Mr. White has made significant contributions to the Board as a result of his extensive knowledge of sourcing, logistics, store operations and merchandising. Mr. White currently serves on the Audit Committee.

Class B Nominees
Robert C. Connor, 84, has served as a Director of the Company since 1987. At all times during the past five years, Mr. Connor’s principal occupation is and has been a private investor for his own account. He began his banking career in Dallas, Texas at the Mercantile National Bank and was elected Vice President of the Citizens Bank of Jonesboro, Arkansas in 1970. He was elected President of The Union National Bank of Arkansas and The Union of Arkansas Corporation in 1976. He previously served on the Board of Sage Telecom in Allen, Texas. Mr. Connor’s long career of leadership in the banking industry makes him particularly well suited to serve on the Compensation Committee as well as to share his knowledge and insights concerning the credit markets with the Board. Mr. Connor currently serves as Chairman of the Compensation Committee.
William E. (Chip) Connor, II, 76, has served as a Director of the Company since 2022. Mr. Connor is Chairman and Chief Executive Officer of William E. Connor Group, Hong Kong (“The Connor Group”), positions he has held at all times during the past five years. The Connor Group, with which the Company has maintained a longstanding relationship, is one of the world’s largest privately held merchandise sourcing companies, representing more than 60 leading retailers, brands, and direct-to-consumer companies in North America, Europe, Australia, South Africa and South America. Mr. Connor is also Chairman of Omega Compliance, a supply chain due diligence company headquartered in Hong Kong with operations throughout Asia and Europe. Omega offers a full spectrum of social and ethical compliance, supply chain security, quality inspection and supply chain investigation services. In 2025, The Connor Group was named one of the World’s Most Ethical Companies by the Ethisphere Institute for the fourteenth consecutive year. Mr. Connor is a graduate of Stanford University and received a Master of Business Administration from the University of Southern California in 1973. In 1976, he received his Juris Doctorate from the University of Santa Clara School of Law. Because of his lifelong, comprehensive knowledge of sourcing, Mr. Connor is uniquely positioned to provide the Board with valuable insight regarding this mission-critical Company function.
Alex Dillard, 76, is President of the Company, has been a member of the Board since 1975 and serves on the Executive Committee of the Board (the “Executive Committee”). This has been his principal occupation for the last five years. Mr. Dillard has been involved in virtually every aspect of operations and merchandising for the Company for over 50 years and previously served as Executive Vice President of the Company. He has served as a board member of the University of Arkansas for Medical Sciences Foundation Fund, Philander Smith College, Union Bank and Worthen Bank in Little Rock, Arkansas and First National Bank of Ft. Worth, Texas. Mr. Dillard’s understanding of both the merchandising and the operational aspects of the retail business has enabled the Board to more effectively gain a broad overview of the day-to-day processes involved in the operation of the Company.
Mike Dillard, 74, is an Executive Vice President of the Company and currently heads one of the largest merchandising portions of the Company’s business. This has been his principal occupation for the last five years. He has been a member of the Board since 1976. Mr. Dillard has played many roles for the Company, devoting his entire professional career to Dillard’s, Inc. His understanding of the unique regional characteristics of merchandising in the many different geographic regions of the country has assisted the Board in its efforts to guide the business to meet the needs of its varied customer base.
William Dillard, II, 81, is the Chairman of the Board and Chief Executive Officer of the Company, has been a member of the Board since 1967 and serves on the Executive Committee. This has been his principal occupation for the last five years. Mr. Dillard has been involved in almost every aspect of the Company’s operations, working part-time while in school and full-time for over 50 years. He was formerly President and Chief Operating Officer of the Company. Through his numerous years of service to the Company, Mr. Dillard possesses an unmatched knowledge of the Company’s operations and the retail industry as a whole. This, combined with his service as a member of the boards of directors of other public companies, allows him to provide invaluable insight to the Board. In addition, his expertise with respect to real estate matters and store location enables him to provide the Board with leadership and insight into this critical aspect of the Company’s business.
William Dillard, III, 55, is a Senior Vice President of the Company, a position he has held for the last five years. He has been a member of the Board since 2021. After receiving his undergraduate degree from the University of Texas in 1993, Mr. Dillard initially joined the Company in its Phoenix-based merchandising division where he held various roles of increasing responsibilities in the stores and buying office. After serving for a time as a merchandise sourcing agent in Hong Kong with William E. Connor & Associates, Ltd, Mr. Dillard attended Northwestern University and received a Master of Business Administration from the Kellogg School of Management in 1999. He then rejoined the Company in the Little Rock corporate headquarters serving in increasing capacities in merchandise management. Currently, in his role as Senior Vice President, Mr. Dillard is responsible for all merchandising functions for the cosmetics, ladies’ accessories and lingerie, men’s apparel and accessories and home and furniture areas of the business. These merchandise areas comprised 53% of the Company’s sales in fiscal 2025. Mr. Dillard is very active in the Little Rock community and serves on the boards of various charitable organizations including eStem Public Charter Schools, Arkansas for Educational Reform Foundation, St. Vincent Health Systems, Restore Hope and Natural State Initiative. Mr. Dillard brings to the Board a deep understanding of all merchandising functions, from sourcing to selling, as well as experience in the development and retention of a strong talent base to achieve Company merchandising and sales objectives.
H. Lee Hastings, III, 71, has served as a Director of the Company since 2010. At all times during the past five years, Mr. Hastings has (a) served as President and Chief Operating Officer of Hastings Holdings, Inc., a family holding company that operates several subsidiaries which are engaged in real estate, beverage distribution, import/export and other businesses and (b) also served as President of Arkansas Bolt, Co./ABC Logistics, a subsidiary of Hastings Holdings, Inc. that sells and imports/exports industrial fasteners and stampings throughout the world. Since 2001, Mr. Hastings has also been a director of another family holding company, State Holding Co. Inc., which owns and operates a bank holding company. None of these companies or their subsidiaries are subsidiaries or other affiliates of the Company. Mr. Hastings has extensive experience in the international import/export market and contributes valuable advice to the Board with respect to the Company’s international sourcing efforts. Mr. Hastings currently serves on the Compensation Committee.
Denise Mahaffy, 68, is a Senior Vice President of the Company, a position she has held for the last five years. She has been a member of the Board since 2021. Ms. Mahaffy received her Bachelor of Business Administration degree from Southern Methodist University and joined the Company in 1979. She has served Dillard’s in a wide variety of roles in sales, merchandising, distribution, product development, marketing and advertising. Currently, she serves in critical cross functional leadership roles for the Company. Ms. Mahaffy is responsible for working with the Company’s private label credit card partner to execute marketing and operational strategies to increase card penetration and program profitability. Additionally, she leads Dillard’s comprehensive marketing and advertising efforts across multiple media channels that drives awareness while ensuring consistency of messaging to targeted customer audiences. Ms. Mahaffy also oversees the Company’s online experience and social and digital strategies as well as the photography studio. In these roles, she is responsible for multiple vital functions of the Company’s Internet store at dillards.com including Internet product publishing, product and fashion photography, search engine marketing and social media outreach. Ms. Mahaffy has a keen understanding of the Company’s customer base. Her years of front row experience across multiple functional areas brings a wealth of insight to the Board, particularly regarding customer engagement and retention.
Drue Matheny, 79, has been a member of the Board since 1994. For the past five years, her principal occupation has been, and currently is, an Executive Vice President of the Company. She is based in Ft. Worth, Texas and directs one of the largest merchandising portions of the Company. Since joining the Company in 1968, Ms. Matheny has overseen every aspect of the Company’s various merchandising functions. She brings to the Board a deep understanding of the exacting tastes and preferences of the Company’s customers.
Vote Required
Class A directors are elected by a plurality of the votes cast by the holders of the shares of Dillard’s Class A Common Stock present in person or represented by proxy and eligible to vote in such election, voting as a separate class. Class B directors are elected by a plurality of the votes cast by the holders of the shares of Dillard’s Class B Common Stock present in person or represented by proxy and eligible to vote in such election, voting as a separate class. Assuming the presence of a quorum, the five individuals who receive the most votes from holders of Dillard’s Class A Common Stock will be elected as Class A directors and the nine individuals who receive the most votes from holders of Dillard’s Class B Common Stock will be elected as Class B directors.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE DIRECTOR NOMINEES NOMINATED BY THE BOARD. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR EACH NOMINEE UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE. Management does not know of any nominee who will be unable to serve, but should any nominee be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes.
Information Regarding the Board and Its Committees
Controlled Company.   The Company qualifies as a “controlled company” under the NYSE listing standards due to the ownership by WDC of shares of Dillard’s Class B Common Stock allowing it to cast more than 50% of votes eligible to be cast for the election of two-thirds of the Directors of the Company. In accordance with a provision in NYSE rules for controlled companies, the Company is not required to comply with NYSE listing standards that provide for (1) a majority of the Board being composed of independent directors, (2) a nominating/corporate governance committee composed solely of independent directors and (3) a compensation committee composed solely of independent directors. Notwithstanding these exemptions, all the members of the Compensation Committee are independent in accordance with the NYSE listing standards. This may change in the future, however, at the Company’s discretion.
Director Independence.   The Board has determined that all of the Class A nominees listed above qualify as independent persons as defined in the Company’s bylaws (discussed below). In addition, the Board has affirmatively determined that each of the Class A nominees, as well as Robert C. Connor and H. Lee Hastings, III, who are Class B nominees, has no direct or indirect material relationship with the Company and qualifies as an independent director in accordance with the NYSE listing standards.
Family Relationships.   William Dillard, II, Drue Matheny, Alex Dillard, Mike Dillard and Denise Mahaffy are siblings. William Dillard, III is the son of William Dillard, II. Alexandra Lucie and Annemarie Jazic (each a Vice President of the Company) are daughters of Alex Dillard.
Director Nominations.   As provided in the Company’s bylaws, the Executive Committee is responsible for nominating individuals to stand for election at each annual meeting of shareholders. Shareholders may also nominate a director nominee pursuant to the Company’s bylaws.
The Company’s bylaws provide that nominees to represent Class A shareholders on the Board will be independent persons only. For these purposes, the Company’s bylaws define “independent” as a person who: (1) has not been employed by the Company or an affiliate in any executive capacity within the last five years; (2) was not, and is not, a member of a corporation or firm that is one of the Company’s paid advisors or consultants; (3) is not employed by a significant customer, supplier or provider of professional services; (4) has no personal services contract with the Company; (5) is not employed by a foundation or university that receives significant grants or endowments from the Company; (6) is not a relative of the management of the Company; (7) is not a shareholder who has signed shareholder agreements legally binding him or her to vote with management; and (8) is not the Chairman of a company on which the Company’s Chairman or Chief Executive Officer is also a board member. These independence standards, which are also found in our Corporate Governance Guidelines in addition to the Company’s bylaws, are available on the investor relations portion of the Company’s website at investor.dillards.com.
In nominating a slate of directors, the objective is to select individuals with skills and experience that can be of assistance in operating the Company’s business. The following core criteria are considered in nominating each candidate:
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Integrity.   Only persons who have demonstrated in their professional lives the highest ethical standards, maturity and responsibility will be considered.

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Experience.   A director should have business experience relevant to the Company’s business.

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Judgment and Knowledge.   A director should have the ability to assess the Company’s strategy, business plan and key issues to evaluate the performance of management and to evaluate the Company’s financial and operating reports and to provide meaningful analysis of the Company’s financial position.

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Time and Commitment.   Board members must have sufficient time available to become acquainted with the Company, to prepare for Board and committee meetings and to attend meetings.

Candidates who individually possess knowledge, experience and skills in at least one of the following are sought: accounting and finance, business judgment, management, crisis response, industry knowledge or strategy and vision. The Executive Committee has not adopted a formal policy with respect to diversity. The implementation of this consideration occurs when, in addition to the core criteria identified above, the Executive Committee informally discusses whether a potential nominee might also bring to the Board diverse life experiences and perspectives but no single factor controls the determination process.
In order for a Company shareholder to nominate an individual for election to the Board, the shareholder must provide written notice of such nomination to the Company’s Corporate Secretary, and the notice must be received by the Company’s Corporate Secretary at the principal executive offices of the Company no more than one hundred and twenty (120) days, and no less than ninety (90) days, before the first anniversary of the preceding year’s annual meeting; provided, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The notice must set forth as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of Dillard’s Common Stock that are beneficially owned by such person and (4) any other information relating to such person that is required, in each case, pursuant to Regulation 14A under the Exchange Act (including without limitation such persons’ written consent to being named in the proxy statement as a nominee and to serve as a director if elected). Such notice must also set forth the name and address, as they appear on the Company’s books, of the shareholder giving the notice and the class, number of shares of Dillard’s Common Stock that are beneficially owned by such shareholder and a statement confirming whether such shareholder intends to solicit proxies or votes in support of such director nominee in accordance with Rule 14a-19 under the Exchange Act, including but not limited to delivering a proxy statement and form of proxy and soliciting at least the percentage of the voting power of all of the shares of Dillard’s Common Stock required under applicable law to elect the nominee. In order for a Company shareholder to recommend (as opposed to nominate) a director candidate, the shareholder must provide written notice of such recommendation to the Company’s Corporate Secretary at the principal executive offices of the Company. The Executive Committee will consider director candidates recommended by shareholders and will consider all candidates for director in the same manner regardless of the source of the recommendation.
Director and Shareholder Meetings.   The Board met five times during the Company’s last fiscal year. During the last fiscal year, all of the individuals serving as director attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company encourages each Board member to attend the Company’s Annual Meeting. All individuals serving as director at that time were in attendance at the Company’s Annual Meeting held on May 17, 2025.
Executive Sessions; Presiding Director.   As required by the NYSE listing standards, our non-management directors meet on a regularly scheduled basis in executive session at which only non-management directors are present. Our non-management directors choose a presiding independent director by majority vote for each session. The presiding director is responsible for, among other things, presiding at the executive session of the non-management directors for which he or she is chosen to serve and apprising the Chairman of the issues considered at such meetings. Our independent directors also meet at least annually.

Communications with Directors.   Security holders and other interested persons may contact individual directors, the presiding member of the non-management directors, non-management directors as a group or the Board as a whole, at any time. Your communication should be sent to the individual Director, the “Non-Management Members of the Board of Directors,” the “Presiding Member of Non-Management Directors” or the “Board of Directors,” as applicable, at 1600 Cantrell Road, Little Rock, Arkansas 72201. In general, any communications delivered to the principal executive offices for forwarding to the Board or specified Board members will be forwarded in accordance with its instructions. However, prior to the communications being forwarded to the Board member, the Corporate Secretary reviews communications and reserves the right not to forward to Board members any inappropriate materials.
Corporate Governance Guidelines and Code of Conduct.   The Board has adopted Corporate Governance Guidelines and a Code of Conduct that applies to all Company associates, including the Company’s executive officers, and the members of the Board. The current versions of these corporate governance documents are available free of charge on the investor relations portion of the Company’s website at investor.dillards.com, and each is available in print to any shareholder who requests copies by contacting Julie J. Guymon, Director of Investor Relations, at 1600 Cantrell Road, Little Rock, Arkansas 72201. The Company will promptly disclose to our shareholders, if required by applicable laws, any amendments to, or waivers from, provisions of the Code of Conduct that apply to our principal executive officer, principal financial officers, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website (investor.dillards.com) rather than by filing a Form 8-K.
Insider Trading Arrangements and Policies.   Included in the Company’s Code of Conduct are the Company’s insider trading policies and procedures governing the purchase, sale and/or other disposition of the Company’s securities by its associates, including the Company’s executive officers and the members of the Board. It is the Company’s practice that the Company refrain from trading in its securities while it is in possession of material nonpublic information other than pursuant to previously adopted Rule 10b5-1 trading plans.
Anti-Hedging Policy.   Directors and associates, and their designees, are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities (a) granted to the associate or Director by the Company as part of the compensation of the associate or Director or (b) held, directly or indirectly, by the Director or associate.
Board Committees.   The Board has a standing Audit Committee and a standing Compensation Committee. The Audit Committee and the Compensation Committee have each adopted a written charter, both of which are available on the investor relations portion of the Company’s website at investor.dillards.com. In addition, the Board has an Executive Committee that performs various functions, including those similar to a standing nominating committee. The Executive Committee members are Alex Dillard and William Dillard, II. The Executive Committee does not have a charter.
The Audit Committee members are Reynie Rutledge, Chairman, J.C. Watts, Jr. and Nick White. The Board has determined that Reynie Rutledge is an “audit committee financial expert” and that Messrs. Rutledge, Watts and White are independent of management in accordance with the requirements of the NYSE and the SEC for purposes of determining audit committee independence. The Board has also determined that each of Messrs. Rutledge, Watts and White is “financially literate” within the meaning of the listing standards of the NYSE. The Audit Committee held ten meetings during fiscal 2025.
The Compensation Committee members are Robert C. Connor, Chairman, James I. Freeman and H. Lee Hastings, III. All members of the Compensation Committee are independent as defined by NYSE listing standards. In addition all members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee held three meetings during fiscal 2025.
In May 2025, the Board formed a special committee to consider whether the Company should remain incorporated in Delaware or reincorporate in either Nevada or Texas (the “Reincorporation Committee”). The members of the Reincorporation Committee were Rob C. Holmes, James I. Freeman and J.C. Watts, Jr. The Reincorporation Committee met five times during fiscal 2025.

In February 2026, the Board formed the Special Committee to evaluate the proposed Merger. The Special Committee met four times. For information about the Special Committee, see the section entitled “The Merger — Background of the Merger.”
Board’s Leadership Structure.   Pursuant to the Company’s bylaws, the principal executive officer will be the Chairman of the Board. Accordingly, the Board has elected William Dillard, II, the Company’s CEO, to serve as its Chairman. The Board believes that this structure is best suited to the interests of the Company and the shareholders at this time because it enables Mr. Dillard to be personally involved in every aspect of leading the Company. The Board believes that Mr. Dillard is uniquely qualified to serve as Chairman because his extensive experience with the Company (over 50 years of service) provides him with the long-term perspective that builds shareholder value and aligns with the long-term interests of the shareholders. In this capacity, he sets the Board agenda, regularly communicates with the other Board members and chairs Board meetings and the Annual Meeting.
Alex Dillard, the Company’s President and a fellow Board member, assists William Dillard, II in the day-to-day supervision of the Company’s business, which provides other members of the management team ready access to, and the benefit of, their combined deep understanding of the cycles and challenges of the retail industry. The close working relationship between the CEO and the President also gives the Board and the Company’s shareholders a veteran leadership team that can address issues quickly and seamlessly.
The Company has no lead independent Director. However, the non-management directors designate one of the independent directors to preside over their executive sessions.
Board’s Role in Risk Oversight.   While the Company’s management has the primary responsibility for managing risks facing the Company, the Board as a whole is actively involved in and is responsible for the oversight of risk management, including those risks associated with cybersecurity. Our senior management regularly engages in management and oversight of our Information Security programs and regularly updates and engages in discussions with our Board on cybersecurity issues. In addition, the Board routinely receives updates and engages in discussions regarding other material risks facing the Company, which for fiscal 2025 included, among other risks, trade restrictions (including tariffs), supply chain instability, inventory management and the continuing impact of elevated United States wages. The Board’s primary goal is to ensure that the risk management processes designed and implemented by the Company’s management are effective.
The Audit Committee is responsible for oversight of the quality and integrity of the Company’s financial statements and internal controls and compliance with legal and regulatory requirements and reviews the annual risk assessment report prepared by the Company’s internal audit group which reports directly to the Audit Committee. Based on the annual risk assessment, the Audit Committee is charged with studying or investigating any matter of interest or concern that it deems appropriate. It also reviews reports describing any anonymous calls made to the Company’s “Ethics Hotline,” together with any other reports of disciplinary or other action taken with respect to material breaches of the Company’s Code of Conduct. In its investigatory capacity, the Audit Committee has the authority to retain outside legal, accounting or other advisors, including the authority to approve the fees payable to such advisors and any other terms of retention. The Audit Committee is also given unrestricted access to the Company’s internal audit group, other Board members, executive officers and independent accountants to the extent necessary to carry out its oversight responsibilities. While acting in this capacity, the Audit Committee has the full authority of the Board.
The Compensation Committee is responsible for reviewing any risks arising from the Company’s compensation policies, particularly with respect to the issue of encouraging inappropriate risk taking by executive management. In assessing compensation-related risks, the Compensation Committee may investigate any matter related thereto, is given full access to all books, records, facilities and personnel of the Company and, when appropriate, may hire outside legal, accounting or other experts or advisors to assist the Compensation Committee with its work.
The Board’s administration of its risk oversight function has not specifically affected the Board’s leadership structure. The Board believes that its current leadership structure is conducive to, and appropriate for, its oversight of risk management.

2025 Director Compensation
Consistent with its charter, the Compensation Committee annually reviews and makes recommendations to the Board with respect to director compensation. During fiscal 2025, non-management Directors received an annual cash retainer of $100,000 as well as 400 restricted shares of Dillard’s Class A Common Stock valued at $165,796 on the date of grant. The restricted shares vest six months after their issuance. The chairmen of the Audit Committee and Compensation Committee also received an additional annual cash retainer of $30,000 each. Directors who are also employees of the Company are not separately compensated for their service on the Board.
In addition to the foregoing, each of James I. Freeman, Rob C. Holmes and J.C. Watts Jr. was paid an additional $30,000 for serving on the Reincorporation Committee.
During fiscal 2025, the Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), as its independent compensation consultant. Aon provided the committee with an analysis of director compensation at the Company’s peer group companies for use in determining the Company’s director compensation. Upon review and consultation with Aon, the Compensation Committee kept the additional cash retainer paid to chairmen of the Audit Committee and the Compensation Committee at $30,000. With respect to restricted shares of Dillard’s Class A Common Stock awarded to non-management Directors, the Compensation Committee’s goal each year is to award shares that represent a certain dollar value rather than to award a fixed number of shares.
The following table summarizes the compensation paid by the Company to non-management Directors for the fiscal year ended January 31, 2026:
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Robert C. Connor	$130,000	$165,796	$—	$—	$—	$—	$295,796
William E. (Chip) Connor, II	100,000	165,796	—	—	—	—	265,796
James I. Freeman	130,000	165,796	—	—	—	—	295,796
H. Lee Hastings, III	100,000	165,796	—	—	—	7,098	272,894
Rob C. Holmes	130,000	165,796	—	—	—	—	295,796
Reynie Rutledge	130,000	165,796	—	—	—	—	295,796
J.C. Watts, Jr.	130,000	165,796	—	—	—	—	295,796
Nick White	100,000	165,796	—	—	—	—	265,796

(1)
Warren A. Stephens resigned from the Board effective April 29, 2025. Mr. Stephens did not receive any compensation for his service as a Director for a portion of the fiscal year ended January 31, 2026.

(2)
The amounts in the “Stock Awards” column represent the grant date fair value of the annual stock award made in fiscal 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), and is equal to the simple average market price of 400 shares on the date of grant. All grants of restricted shares were vested as of January 31, 2026.

(3)
The amounts reported in this column reflect compensation based on the aggregate incremental cost for flights constituting personal use of Company-owned aircraft.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This Compensation Discussion and Analysis (“CD&A”) provides information regarding the compensation paid to our Chief Executive Officer, Co-Principal Financial Officers and our three most highly compensated other executive officers in fiscal 2025. These individuals are referred to as “named executive officers” or “NEOs.” This section should be read in conjunction with the detailed tables and narrative descriptions under the section titled “Executive Compensation” in this proxy statement.
Executive Summary
We are committed to a pay-for-performance culture. The compensation program is reviewed annually in order to assure that its objectives and components are aligned with the Company’s goals and culture and also that the program incentivizes short-term and long-term profitable growth.
The main components of the compensation strategy in place for our NEOs during fiscal 2025 included (1) a base salary, which is determined at the discretion of the Compensation Committee based on a number of factors and with the assistance of its independent compensation consultant, (2) an annual cash bonus, which is limited to an amount calculated according to the formula of the governing plan based on pre-tax income, (3) an annual stock bonus calculated according to the formula of the governing plan and (4) retirement benefits pursuant to a pension plan. For a more comprehensive analysis of each one of these compensation arrangements, please see the discussion that follows.
At the 2023 Annual Meeting of Shareholders, in our last shareholder advisory vote, approximately 98% of the shares present and entitled to vote on executive compensation were voted to approve the compensation of the Company’s named executive officers. As a result, the Compensation Committee determined not to make material changes to our compensation programs during the fiscal year.
Also at the 2023 Annual Meeting of Shareholders, approximately 89% of the shares present and entitled to vote voted, on an advisory basis, to hold an advisory vote on the compensation of our named executive officers every three years. Accordingly, the next shareholder advisory vote approving named executive officer compensation will take place at the Annual Meeting (see Proposal No. 5 on page 72 of this proxy statement).
Compensation Philosophy
The core elements of our compensation philosophy are to align each executive’s compensation with the Company’s short-term and long-term performance, promote a pay-for-performance culture and provide compensation and incentives needed to attract, retain and motivate key executives who are crucial to the Company’s long-term success. We seek to implement our philosophy by following three key principles:
•
Providing compensation opportunities that are competitive with those offered by comparable companies, thereby allowing the Company to compete for and retain talented executives who are critical to our long-term success;

•
Motivating executive officers by rewarding them for attainment of Company profitability on an annual basis; and

•
Aligning the interests of our executives with the long-term interests of our shareholders by awarding equity-based compensation and by offering participation in retirement, stock purchase and stock bonus plans that encourage stock ownership by our executives.

Further details concerning how we implement our philosophy, and how we apply the above principles to our compensation program, are provided throughout this CD&A.
Elements of Compensation
Our compensation program primarily consists of the following elements: Base Salary, Annual Cash Performance Bonuses, Equity-Based Compensation Awards and Pension Plan Benefits. We choose to pay each separate element with the intent of rewarding performance believed to be beneficial to the Company and accomplishing specific purposes, as described below. Within each element of compensation (other than those based on a pre-established formula), the Compensation Committee considers appropriate ranges for the amount awarded given the level of position and performance of the individual and the Company for the period under consideration.
Base Salary is designed to:
•
Reward the proficiency of our executives relative to their skills, position and contributions to the success of the Company; and

•
Provide a level of annual cash compensation competitive with the marketplace that recognizes contributions to the overall success of the Company and provides the potential for annual increases reflecting those contributions.

Annual Cash Performance Bonuses are designed to:
•
Motivate executives to assist in the attainment of Company profitability on an annual basis; and

•
Foster a pay-for-performance culture that aligns our overall compensation programs with our business strategy and rewards executives for their contributions toward our goal of increasing profitability.

Equity-Based Compensation Awards are designed to:
•
Link compensation awards to the creation of shareholder value; and

•
Encourage our executives to work together in the interest of shareholders by associating a portion of compensation with the long-term value of our common stock.

Pension Plan Benefits are designed to:
•
Provide competitive incentives to our executive officers to focus on the long-term success of the Company; and

•
Provide a secure retirement after a long and productive career with the Company.

The Compensation Committee believes that the combination of these elements provides an appropriate mix of fixed and variable pay which balances short-term operational performance with long-term shareholder value. The Compensation Committee also believes that our compensation program enables us to reinforce our pay-for-performance philosophy as well as strengthen our ability to attract and retain highly qualified executives by providing benefits equivalent to those offered by our leading competitors.
Allocation of Total Direct Compensation
The table below illustrates the allocation of total direct compensation for each NEO in fiscal 2025. Base salary, annual cash performance bonuses, equity-based compensation awards and other compensation (consisting of perquisites, insurance premiums and retirement plan contributions) comprise each NEO’s total direct compensation. Total direct compensation is different from the “Total Compensation” column of the Summary Compensation Table appearing on page 60 in that it excludes changes in pension value. We disclose the allocation of total direct compensation to provide insight into the Compensation Committee’s decision-making process when establishing NEO compensation. The Compensation Committee does not consider changes in pension value when establishing NEO compensation because pension amounts are earned each year based on a pre-established formula set forth in the Company’s pension plan relating to compensation previously received by an NEO and the NEO does not receive the amount until after retirement from the Company. Further, pension values can fluctuate widely year-to-year due to changes in discount rates, which are outside of the Company’s and the applicable executive’s control. As such, these amounts are excluded from the table below.
The Compensation Committee has determined that a slightly higher portion of total direct compensation of William Dillard, II and Alex Dillard, our Chief Executive Officer and President,

respectively, should be performance-based, than that of the other NEOs, given their ability to affect shareholder value relative to the other NEOs.
Allocation of Total Direct Compensation
NEO	Base Salary	Annual Cash Performance Bonuses	Equity-Based Compensation Awards(1)	Other Compensation
William Dillard, II, Chief Executive Officer	25.0%	62.5%	5.4%	7.1%
Alex Dillard, President	24.8%	61.9%	5.4%	7.9%
Mike Dillard, Executive Vice President	37.2%	46.7%	5.1%	11.0%
Drue Matheny, Executive Vice President	37.6%	47.2%	5.2%	10.0%
Chris B. Johnson, Senior Vice President and Co-Principal Financial Officer	46.2%	41.2%	5.3%	7.3%
Phillip R. Watts, Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer	46.7%	41.6%	5.4%	6.3%

(1)
Equity-based compensation awards comprise a smaller portion of each NEO’s total compensation because the Compensation Committee considers the existing significant stock ownership of the NEOs to already align with shareholders’ interests.

How We Determine Compensation
Role of the Compensation Committee.   The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy. In carrying out this function, the committee strives to ensure that total compensation paid to named executive officers is fair, reasonable and competitive.
The Compensation Committee regularly reviews and evaluates our compensation program to ensure that it:
•
Promotes our ability to attract and retain qualified management personnel by providing compensation, including a mix of incentives, that is competitive relative to the compensation paid by our primary competitors.

•
Fosters a pay-for-performance culture providing executives with the opportunity to increase their level of overall compensation based on the financial performance of the Company. To this end, the Compensation Committee regularly reviews and evaluates individual performance to ensure that our named executive officers are rewarded for their contributions to Company goals and shareholder value.

These evaluations, along with the independent judgment exercised by members of the Compensation Committee, guides the Compensation Committee’s decisions in structuring compensation elements, determining compensation amounts, allocating between long-term and currently paid compensation and allocating between cash and non-cash amounts. The Compensation Committee also takes into account how competitive pressures and economic conditions over which our named executive officers may have little or no control can have a negative impact on the Company’s financial performance.
Role of Compensation Consultant in Compensation Decisions.   During the year, in accordance with the Compensation Committee’s instructions, Aon, the Compensation Committee’s independent consultant, provided the Compensation Committee with an analysis of NEO compensation at the Company’s peer group companies, as well as information on trends and best practices in executive compensation. In addition,

Aon provided the Compensation Committee with an analysis of director compensation at the Company’s peer group companies. Furthermore, during the year, Aon provided peer group compensation data at the request of the disinterested directors of the Company in relation to their analysis of certain related party transactions. Other than the foregoing, Aon did not perform any other services for the Company or its affiliates. The Compensation Committee has assessed the independence of Aon pursuant to the applicable rules and determined that its engagement does not raise any conflict of interest.
Role of Named Executive Officers in Compensation Decisions.   Our Chief Executive Officer, President and Co-Principal Financial Officer each provide input to the Compensation Committee regarding Company and individual performance. However, the Compensation Committee exercises complete discretion in making all compensation decisions regarding cash compensation, equity awards and other benefits for all of our named executive officers.
Role of Comparable Company Analysis in our Compensation Decisions.   In order to develop a competitive compensation package for our named executive officers, the Compensation Committee compares our compensation package with those of a peer group of public companies. The peer group includes department stores and specialty stores. A complete listing of the companies in the 2025 peer group appears below:
Abercrombie & Fitch Co. American Eagle Outfitters, Inc. The Children’s Place, Inc. DICK’S Sporting Goods, Inc. The Gap, Inc. Macy’s, Inc. Nordstrom, Inc.	Shoe Carnival, Inc. Starbucks Corporation The TJX Companies, Inc. Ulta Beauty, Inc. Urban Outfitters, Inc. Williams-Sonoma, Inc.
The Compensation Committee believes companies in the peer group are comparable to the Company in operations, management style and culture. However, the number of senior executives retained by the Company is generally lower than the number of senior executives at other companies in the peer group, which we believe places our executive management closer in the chain of command to associates for whom they are responsible. The benefit of our structure is that we are able to effectively manage our associates without unnecessary layers of intermediate managers. The Compensation Committee believes this approach increases the demands upon the named executive officers’ time and requires a greater depth of knowledge of operations than that of their peers in the peer group. Accordingly, the Compensation Committee believes that our named executive officers’ compensation should reflect this increased responsibility.
While we do not specifically benchmark our compensation against companies in the peer group, our Compensation Committee annually performs a compensation analysis of the compensation paid by these companies and periodically surveys the compensation practices of these companies to assess our competitiveness. This information is used as part of the Compensation Committee’s considerations in setting compensation for our named executive officers, particularly in respect of changes in base salary each year as discussed below. In reviewing this data, the Compensation Committee considers factors such as the relative financial performance of such companies, as well as certain other factors the Committee believes differentiate us from those companies — particularly our homogenous, unified business plan of operating virtually identical department stores primarily in the southwest, southeast, and midwest regions of the United States, which we believe allows for more streamlined, cohesive operations and our flatter management structure.
Shareholder Advisory Vote.   Our Compensation Committee recognizes the fundamental interest our shareholders have in the compensation of our named executive officers. At the 2023 Annual Meeting of Shareholders, approximately 98% of the shares present and entitled to vote on the advisory resolution on named executive compensation were voted to approve the compensation of the Company’s named executive officers. Based upon the results of such advisory vote and our review of our compensation policies and decisions, we believe that our existing compensation policies and decisions are consistent with our compensation philosophy and objectives discussed above and adequately align the interests of our named executive officers with the interests of our shareholders. At the 2023 Annual Meeting of Shareholders, approximately 89% of the shares present and entitled to vote voted, on an advisory basis, to hold an advisory vote on the compensation of our named executive officers every three years. In light of such vote, on May 20, 2023, the Board determined that the Company would include the advisory vote on the compensation of our named executive officers every three years until the next required frequency vote. Accordingly, the next shareholder advisory vote approving named executive officer compensation will take place at the Annual Meeting (see Proposal No. 5 on page 72 of this proxy statement), while the next advisory vote on the frequency of the advisory vote approving our executive compensation will take place at the Company’s 2029 Annual Meeting of Shareholders.
Specific Elements of Our Compensation Program
For compensation earned by or paid to our named executive officers during fiscal years 2025, 2024 and 2023 under the following compensation programs, refer to the Summary Compensation Table on page 60 of this proxy statement.
Base Salary
Base salaries are provided to our named executive officers at levels established by the Compensation Committee on an annual basis. Base salaries are set at the discretion of the Compensation Committee and, unlike the annual cash performance bonuses and equity-based compensation awards, are not specifically related to any Company performance criteria. Each year, the Compensation Committee reviews a competitive market analysis of salaries paid by companies in the peer group to ensure that base salaries paid to our named executive officers are competitive. The committee also considers:
•
the named executive officer’s aggregate compensation and benefits;

•
the named executive officer’s level of responsibility and experience; and

•
the named executive officer’s success in achieving business results, promoting our core values and demonstrating leadership, as well as Company-wide performance.

The Compensation Committee set each named executive officer’s base salary as follows:
NEO	NEO Base Salary
	Fiscal 2025	Fiscal 2024	% Change
William Dillard, II	$1,170,000	$1,170,000	—%
Alex Dillard	1,170,000	1,170,000	—%
Mike Dillard	830,000	830,000	—%
Drue Matheny	830,000	830,000	—%
Chris B. Johnson	700,000	680,000	2.9%
Phillip R. Watts	700,000	680,000	2.9%
The Compensation Committee assigned higher base salary amounts to William Dillard, II and Alex Dillard to reflect their level of responsibility and experience, the importance of their respective positions within the Company and their ability to affect shareholder value relative to other NEOs. Pursuant to the peer group analysis provided by the independent compensation consultant, the Compensation Committee awarded compensation increases to the NEOs as they deemed appropriate. The base salaries of all NEOs are below the median base salaries of the corresponding executive officers for the peer group of retailers listed above.
Annual Cash Performance Bonuses
Our compensation program includes annual performance bonuses payable under our shareholder-approved Senior Management Cash Bonus Plan (the “Cash Bonus Plan”). Annual cash bonuses are designed to reward executive officers based on the Company’s performance and the individual executive’s contribution to that performance. Under the terms of the Cash Bonus Plan, performance bonuses may be paid only if the Company realizes positive income before federal and state income taxes for the fiscal year, which we refer to as pre-tax income. The Compensation Committee believes that pre-tax income is a meaningful measure of financial and operational performance and that requiring a particular level of financial and operational performance before cash bonuses are earned by executive officers furthers the Company’s goal of linking pay to performance. No individual’s bonus under the Cash Bonus Plan can exceed 1% of the Company’s pre-tax income.
Under the Company’s Cash Bonus Plan, persons who occupy the following positions are eligible to receive bonuses:
•
Chief Executive Officer;

•
President;

•
Executive Vice Presidents; and

•
Senior Vice Presidents.

From this group of persons, the Compensation Committee, in its sole discretion, designates those individuals eligible to receive a performance bonus under the Cash Bonus Plan. In making its determinations, the Compensation Committee considers recommendations of senior management and the contribution of each executive officer to the Company’s performance.
When the Compensation Committee designates the individuals eligible to participate in the Cash Bonus Plan, it also designates the maximum percentage of the bonus pool each individual will be entitled to receive. The Compensation Committee assigns a percentage of the bonus pool to each participant, taking into consideration the individual’s level of responsibility for both operating results and management of the organization. The assigned percentage can vary from year to year. The year-end amount of an individual’s bonus is mathematically determined by applying this percentage to the bonus pool.
Bonuses are paid under the Cash Bonus Plan at the conclusion of the fiscal year from a bonus pool, which is equal to the sum of (x) 1 1∕2% of the Company’s pre-tax income for the fiscal year, plus (y) 3 1∕2% of any increase in pre-tax income over the prior fiscal year. Our pre-tax income was $694,479,800 in fiscal 2025 and $729,701,000 in fiscal 2024 for a decrease in pre-tax income of $35,221,200. Due to the year-over-year decrease in pre-tax income, the bonus pool was limited to 1 1∕2% of pre-tax income in fiscal 2025, resulting in a total available bonus pool of $10,417,200 for fiscal 2025.
The following table sets forth for each named executive officer such officer’s: (1) assigned percent allocation of the fiscal 2025 bonus pool and (2) actual bonus paid under the Cash Bonus Plan for fiscal 2025:
NEO	Assigned Percent Allocation of the Fiscal 2025 Bonus Pool	Cash Bonus to be Paid for Fiscal 2025 under Cash Bonus Plan
William Dillard, II	28%	$2,916,800
Alex Dillard	28%	$2,916,800
Mike Dillard	10%	$1,041,700
Drue Matheny	10%	$1,041,700
Chris B. Johnson	6%	$625,000
Phillip R. Watts	6%	$625,000
The Compensation Committee assigned higher bonus percent allocations to William Dillard, II and Alex Dillard to reflect their level of responsibility and experience, the importance of their respective positions within the Company and their ability to affect shareholder value relative to other NEOs. The Compensation Committee retains the discretion to reduce or eliminate any bonuses that might otherwise be due under the terms of the Cash Bonus Plan. In making this determination, the Compensation Committee may consider factors which are more individualized to specific circumstances that were unforeseen at the time the original allocations were made. The Compensation Committee also reserves the right to award smaller or no bonuses in order to conserve cash for operations or for other business opportunities that could either preserve or enhance shareholder value. The Compensation Committee cannot, however, increase the amounts payable under the Cash Bonus Plan. The Compensation Committee made no adjustments to the bonuses to be paid under the Cash Bonus Plan for fiscal 2025.
Equity-Based Compensation
We believe equity ownership is essential in linking an executive officer’s compensation to the performance of the Dillard’s Class A Common Stock and our total shareholder return. We also believe equity ownership is an important tool in creating incentive for sustained growth. As such, in fiscal 2025 our named executive officers received equity-based compensation through each of the following plans (each of which is discussed below): the Dillard’s, Inc. Stock Bonus Plan (the “Stock Bonus Plan”), a qualified defined contribution retirement plan (the “Retirement Plan”) and the Dillard’s, Inc. Stock Purchase Plan (the “Stock Purchase Plan”). Equity-based compensation awarded under these plans is generally established by a predetermined formula set forth in each plan that is tied directly to the aggregate amount of cash compensation (salary and cash bonus) paid to an individual. Equity-based compensation awards comprise a smaller portion of our named executive officers’ total compensation because the Compensation Committee considers the existing significant stock ownership of our named executive officers to already align with shareholders’ interests.
•
Stock Bonus Plan.   The formula under the shareholder-approved Stock Bonus Plan provides for an annual stock award equal to 6% of each named executive officer’s annual total cash compensation in excess of $15,000 (less applicable withholding) divided by the current fair market value per share on the date that the stock bonus is granted. The stock awards have no vesting requirements. The Compensation Committee has the discretion to alter awards payable under the Stock Bonus Plan but made no adjustments to awards granted in fiscal 2025.

•
Retirement Plan.   The Retirement Plan permits executives to make elective contributions to the Retirement Plan of up to the lesser of $23,500 ($31,000 if the executive is at least 50 years old) or 75% of eligible pay. Company matching contributions are calculated on the eligible executive’s first 6% of elective deferrals with the first 1% being matched 100% and the next 5% being matched 50%. The first 6% of elective deferrals and the company matching contributions are used to purchase Dillard’s Class A Common Stock at market prices.

•
Stock Purchase Plan.   The shareholder-approved Stock Purchase Plan allows executives to make contributions only to the extent they were prevented from contributing to the Retirement Plan because of nondiscrimination rules and dollar limitations of the Internal Revenue Code. Company matching contributions are calculated on the eligible executive’s first 5% of elective deferrals and are matched 100%. All contributions to the Stock Purchase Plan are used to purchase Dillard’s Class A Common Stock at market prices.

Pension Plan
We maintain a non-qualified defined benefit pension plan (the “Pension Plan”) for Dillard’s, Inc. officers, including our named executive officers. The Pension Plan provides an annual award following retirement based upon the level of each officer’s salary and cash bonus during the officer’s tenure, as well as the total years of service provided to the Company. Specifically, the award is calculated by multiplying each officer’s years of service by 1 1∕2% and multiplying the result by the average of the highest three years of each officer’s “pension earnings”. Pension earnings are defined as total salary plus cash bonus paid during the fiscal year minus the maximum Social Security wage base in that year. Retirement is considered Normal Retirement if the individual has met the service requirements and has reached 65 years of age. Persons are eligible for Early Retirement if the individual has met the service requirements and has reached 55 years of age.
For persons eligible for Early Retirement, but not yet eligible for Normal Retirement, there is a 2 1∕2% reduction in the amount of annual pension benefit for each year or partial year between the person’s 65th birthday and the person’s attained age on the date of retirement. During fiscal 2025, Phillip Watts was the only NEO that met the requirements for Early Retirement and had not reached the age for Normal Retirement as defined by the Pension Plan.
The Pension Plan provides that, in the event of a change in control of the Company (as defined in the Pension Plan), the present value of the annual pension benefit determined as of the date of the change in control will be paid in a lump sum within 60 days. All associates with a benefit accrued under the Pension Plan up to the date of the change in control are eligible for a lump sum payment and no further benefits would be paid from the Pension Plan. The Company believes this feature is important in recruiting and retaining qualified executive management personnel because:
•
It provides for stable retirement planning;

•
It reduces flight risk generally associated with the inherent uncertainties surrounding a change in control (that in some cases might lead some officers to retire prematurely or leave the Company); and

•
It is consistent with provisions contained in similar plans maintained by other companies.

Additional information about such lump sum payments, including how the present value would be determined and the estimated lump sum pension benefits that each named executive officer would have received if a change in control were to have occurred on the last business day of fiscal 2025 is provided below under “Potential Payments Upon Termination or Change in Control.” The proposed Merger, if consummated, would not constitute a “change in control” under the Pension Plan.
Other Benefits
Health Insurance.   We provide an enhanced health insurance plan to our named executive officers. This plan assists our named executive officers in maintaining their physical well-being so that they are able to devote their energies to the management of the Company.
Company Aircraft.   Our named executive officers are allowed access to Company-owned aircraft for personal use as well as business flights. This benefit increases the level of safety and security for the named executive officers and allows them to make better use of their time by being able to travel more efficiently. The Company reports imputed income to an executive officer for income tax purposes for the value of any personal use based upon the Standard Industry Fare Level (SIFL) in accordance with the Internal Revenue Code and Treasury Regulations. For purposes of the Summary Compensation Table below, the Company reports compensation for the NEOs based on the incremental cost for flights constituting personal use. As disclosed in the Summary Compensation Table in this proxy statement, only William Dillard, II, Alex Dillard, and Mike Dillard incurred incremental costs for the personal use of Company aircraft for fiscal year 2025.
Tax Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows an income tax deduction to publicly-held corporations for compensation in excess of $1,000,000 paid during the fiscal year to any “covered employee,” which includes the corporation’s chief executive officer, the co-principal financial officers and any of its other three most highly compensated executive officers. Future compensation, including payments made pursuant to the Pension Plan, to any individual classified as a covered employee on or after January 1, 2017 will be subject to limitations under Section 162(m) unless such compensation qualifies for transition relief applicable to certain “grandfathered” arrangements in place as of November 2, 2017. The Compensation Committee has historically structured executive compensation in order to preserve its deductibility under Section 162(m) to the extent practical. The Compensation Committee continues to reserve the right, however, to grant or approve compensation or awards that may not be deductible when it believes such compensation or awards are in the best interests of the Company and its shareholders or are necessary to assure competitive total compensation for our named executive officers.
Other Compensation Considerations
Severance and Change in Control Arrangements.   We have not entered into agreements or arrangements to provide severance or change in control payments to any of our executives, other than with respect to the Pension Plan as described above. Our past practice has not included the payment of severance to any executives.
Compensation Recovery Policy.   The Company has adopted a compensation recovery policy that complies with Section 10D of the Exchange Act, and the listing standards of NYSE. The policy applies to the Company’s current and former executive officers subject to Section 16 of the Exchange Act (“Section 16

Officers”). Under this policy, the Company must recover erroneously awarded incentive-based compensation on a pre-tax basis, subject to limited exceptions, in the event the Company is required to prepare an accounting restatement. This policy requires recovery of erroneously awarded incentive compensation regardless of whether a Section 16 Officer engaged in any misconduct or is otherwise at fault. This policy applies to incentive-based compensation awarded to a current or former Section 16 Officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.
Compensation Policies and Practices and Risk Management.   The Compensation Committee takes risk into consideration when reviewing and approving named executive officer compensation and believes that the composition of total compensation should not encourage inappropriate or excessive risk-taking. The Company monitors the risk associated with its compensation program for all associates, including NEOs, the components of its compensation program and individual compensation decisions, on an ongoing basis. This ongoing assessment includes (1) consideration of the primary design features of the Company’s compensation plans and the process to determine incentive compensation eligibility and grant awards for associates and (2) analysis of how those features could encourage or mitigate risk-taking. The Company believes that its compensation policies and practices for all associates, including NEOs, do not create risks that are reasonably likely to have a material adverse effect on the Company.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-public Information.   We do not currently grant new awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information. In the event we determine to grant new awards of stock options or similar equity awards in the future, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing. During fiscal 2025, we did not grant option awards to our NEOs during the period beginning four business days prior to and ending the one business day following the filing of our periodic reports on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K that discloses material non-public information. We have not otherwise timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation in fiscal 2025.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on their review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended January 31, 2026.
The Compensation Committee of the Board of Directors
Robert C. Connor, Chairman
James I. Freeman
H. Lee Hastings, III

EXECUTIVE COMPENSATION
The following table summarizes the compensation earned by or paid to our named executive officers during fiscal years 2025, 2024 and 2023.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(3)	All Other Compensation ($)(4)	Total Compensation ($)
William Dillard, II Chief Executive Officer	2025	$1,170,000	$253,182	$2,916,800	$4,428,058	$333,110	$9,101,150
	2024	1,170,000	283,788	3,064,700	—(5)	338,052	4,856,540
	2023	1,170,000	361,008	3,574,800	6,948,705	396,991	12,451,504
Alex Dillard President	2025	1,170,000	253,182	2,916,800	3,763,252	371,684	8,474,918
	2024	1,170,000	283,788	3,064,700	—(6)	367,569	4,886,057
	2023	1,170,000	361,008	3,574,800	7,965,479	446,696	13,517,983
Mike Dillard Executive Vice President	2025	830,000	114,576	1,041,700	—(7)	244,478	2,230,754
	2024	830,000	131,388	1,094,600	1,061,520	146,364	3,263,872
	2023	830,000	153,013	1,374,800	2,273,453	160,053	4,791,319
Drue Matheny Executive Vice President	2025	830,000	114,576	1,041,700	2,376,139	220,971	4,583,386
	2024	830,000	131,388	1,094,600	1,084,595	127,040	3,267,623
	2023	830,000	153,013	1,374,800	2,125,981	142,369	4,626,163
Chris B. Johnson Senior Vice President and Co-Principal Financial Officer	2025	700,000	80,364	625,000	648,942	110,265	2,164,571
	2024	680,000	89,296	656,700	519,280	121,101	2,066,377
	2023	665,000	90,909	825,000	712,793	125,486	2,419,188
Phillip R. Watts Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer	2025	700,000	80,364	625,000	1,326,566	95,108	2,827,038
	2024	680,000	89,296	656,700	1,635,829	104,857	3,166,682
	2023	665,000	90,909	825,000	1,971,794	108,370	3,661,073

(1)
Reflects stock awards under the Company’s Stock Bonus Plan. The amount reported in this column for each NEO reflects the fair value on the date of grant, as determined under FASB ASC Topic 718. The grant date fair value of the stock awards is calculated based on the average price of Dillard’s Class A Common Stock on the NYSE on the date of grant. The Company’s Stock Bonus Plan calculation can be found in the Equity-Based Compensation portion of the “Compensation Discussion and Analysis” within this proxy statement.

(2)
Reflects amounts earned by the NEOs under the Company’s Cash Bonus Plan.

(3)
These amounts, if any, represent the actuarial increase in the present value of the NEO’s benefits under the Company’s Pension Plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Interest rate assumption changes have a significant impact on the pension values with periods of lower interest rates having the effect of increasing the actuarial values reported and vice versa. The present value of accumulated benefits for fiscal 2025 reflects a discount rate of 5.4% and generational mortality rates under the Pri-2012 table using IRS adjusted scale MP-2021 compared to the 5.6% discount rate and generational mortality rates under the Pri-2012 table using IRS adjusted scale MP-2021 applicable for fiscal 2024. This discount rate change was the result of actuarial adjustments based on changes in corporate bond rates. The Company does not pay “above market” interest on non-qualified deferred compensation to associates.

(4)
For fiscal 2025, all other compensation reflects matching contributions under the Company’s Retirement Plan and Stock Purchase Plan, the incremental cost to the Company for personal use of Company aircraft, premiums paid for health insurance, and certain filing fees and related costs, each as detailed in the table below:

	All Other Compensation
NEO	Company Contributions under Retirement Plan and Stock Purchase Plan	Airplane Use(a)	Insurance Premiums Paid by the Company	HSR Act Filing Fees(b)	Total
William Dillard, II	$206,485	$94,058	$32,567	$—	$333,110
Alex Dillard	206,485	132,632	32,567	—	371,684
Mike Dillard	90,980	2,564	32,567	118,367	244,478
Drue Matheny	90,980	—	16,922	113,069	220,971
Chris B. Johnson	62,470	—	47,795	—	110,265
Phillip R. Watts	62,470	—	32,638	—	95,108

(a)
The amounts reported in this column reflect compensation for the named executive officers based on the aggregate incremental cost for flights constituting personal use. Such incremental cost is calculated on the basis of the additional variable operating costs to the Company, including fuel costs, mileage, trip-related maintenance and other miscellaneous variable costs, resulting from such personal use. Fixed costs, which do not change based on usage, such as aircraft purchase costs, pilot salaries and the cost of maintenance not related to specific trips, are excluded from the calculation of incremental cost.

(b)
The amounts reported in this column represent payments of the filing fee and related legal costs incurred in connection with a filing under the HSR Act which the Company made on behalf of the named executive officer. The filing was required because the dollar value of shares held by the executive officer exceeded thresholds established under the HSR Act. The Compensation Committee approved the payment of these expenses because they were incurred due to an increase in the stock price and, without such filings, the impacted executive officers would be unable to receive future equity incentive awards.

(5)
Pension value decreased $7,775,013 for fiscal 2024.

(6)
Pension value decreased $21,361,807 for fiscal 2024.

(7)
Pension value decreased $9,005,182 for fiscal 2025.

2025 Grants of Plan-Based Awards
The table below sets forth the awards granted to the NEOs during fiscal 2025 pursuant to the Cash Bonus Plan and the Stock Bonus Plan:
NEO	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards	All Other Option Awards:	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
								Number of Shares of Stock or Units (#)(3)(4)	Number of Securities Underlying Options (#)
		Threshold ($)	Target(1) ($)	Maximum(2) ($)	Threshold (#)	Target (#)	Maximum (#)
William Dillard, II	January 30, 2026							417			$253,182
	January 29, 2026		$2,916,800	$6,944,800
Alex Dillard	January 30, 2026							417			253,182
	January 29, 2026		2,916,800	6,944,800
Mike Dillard	January 30, 2026							189			114,576
	January 29, 2026		1,041,700	6,944,800
Drue Matheny	January 30, 2026							189			114,576
	January 29, 2026		1,041,700	6,944,800
Chris B. Johnson	January 30, 2026							132			80,364
	January 29, 2026		625,000	6,944,800
Phillip R. Watts	January 30, 2026							132			80,364
	January 29, 2026		625,000	6,944,800

(1)
Represents awards under the Company’s Cash Bonus Plan. As described in “Compensation Discussion and Analysis,” executive officers participating in the Cash Bonus Plan receive a pre-determined share of a bonus pool generated by certain Company-based performance metrics. There are no threshold or target amounts under the Cash Bonus Plan. Because the plan does not set such amounts and because future payouts relating to an NEO’s percentage share of the bonus pool are not determinable, amounts in this column represent the actual payments made to the named executive officers under awards granted for fiscal 2025.

(2)
Represents the maximum that any individual can receive under the Cash Bonus Plan, which is 1% of the Company’s pre-tax income for fiscal 2025.

(3)
Reflects amounts granted to the NEOs in fiscal 2025 under the Company’s Stock Bonus Plan. For more detailed information on the Stock Bonus Plan, including a general description of the procedure and formula utilized by the Company in determining the amounts granted, see the discussion in the Equity-Based Compensation portion of “Compensation Discussion and Analysis.”

(4)
Reflects number of shares of stock granted before withholding applicable federal and state income tax. The stock grant awards reflected in the table are not subject to vesting.

Outstanding Equity Awards at 2025 Fiscal Year-End
There were no outstanding stock options or unvested stock awards held by the NEOs as of January 31, 2026.
2025 Option Exercises and Stock Vested
The table below sets forth the number of shares acquired and the value realized upon exercise of stock options and vesting of stock awards during fiscal 2025 by each of the NEOs.

NEO	Option Awards		Stock Awards(1)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
William Dillard, II	—	—	417	$253,182
Alex Dillard	—	—	417	253,182
Mike Dillard	—	—	189	114,576
Drue Matheny	—	—	189	114,576
Chris B. Johnson	—	—	132	80,364
Phillip R. Watts	—	—	132	80,364

(1)
The number of shares reflected as underlying Stock Awards in the table represent grants during fiscal 2025 of stock awards pursuant to the Company’s Stock Bonus Plan. These awards are not subject to vesting and, accordingly, are treated in this table as having “vested” upon grant. The amounts reflected as “Value Realized on Vesting” represent the market value of the shares on the date of grant and do not reflect the withholding of a portion of the shares to satisfy income tax payment requirements.

2025 Pension Benefits
The following table discloses the actuarial present value of accumulated pension benefits and other information as of January 31, 2026 for the NEOs under the Pension Plan.
NEO	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
William Dillard, II	Pension Plan	57	$42,859,911	$—
Alex Dillard	Pension Plan	54	37,380,956	—
Mike Dillard	Pension Plan	54	15,561,552	—
Drue Matheny	Pension Plan	57	25,047,315	—
Chris B. Johnson	Pension Plan	19	4,697,799	—
Phillip R. Watts	Pension Plan	31	12,425,624	—

(1)
The calculation of benefits under the Pension Plan is discussed in the Pension Plan portion of “Compensation Discussion and Analysis.” The methodology and material assumptions used in quantifying the present value of the accumulated benefit are disclosed in Note 8 to the audited financial statements filed in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026.

Potential Payments Upon Termination or Change in Control
The Pension Plan provides for a lump sum payment to participants within 60 days of a change in control of the Company. For purposes of the Pension Plan, a “change in control” is deemed to occur upon the happening of any of the following: (1) any person or entity acquires more than 50% of Dillard’s Class B Common Stock whether by direct sale, merger, consolidation, share exchange or other form of corporate reorganization, (2) a majority of the members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election or (3) any person or entity acquires more than 80% of the Company’s assets. However, it will not be a “change in control” under the Pension Plan in any of the above instances if the acquirer in such transaction is either an entity controlled by the Company or controlled by the descendants of William Dillard or any spouse of any such descendants. The proposed Merger, if consummated, would not constitute a “change in control” under the Pension Plan.
For persons not yet eligible for Normal Retirement, there is a 2 1∕2% reduction in the amount of annual pension benefit for each year or partial year between the person’s 65th birthday and the person’s attained age on the date of the change in control. The lump sum payment is further reduced if necessary to prevent it from becoming a “parachute payment” under Section 280G of the Internal Revenue Code.
All associates with a benefit accrued under the Pension Plan up to the date of the change in control are eligible for a lump sum payment, and no further benefits would be paid from the Pension Plan if the lump sum payments were to be made. The table below details the benefits that would have been paid (without consideration of any reduction that might be required to prevent a “parachute payment”) to the named executive officers, assuming a change in control occurred on January 31, 2026, the last day of fiscal 2025. The lump sum payment is equal to the present value of the annual pension benefit determined as of the date of the change in control. For purposes of determining the lump sum payment, present value is determined by using the interest rate determined under Section 417(e) of the Internal Revenue Code for the month of December preceding the calendar year in which the change in control occurs and by using for post-retirement mortality the 1994 Group Annuity Reserving Mortality Table projected to 2002 with Scale AA based on a fixed blend of 50% of the uploaded male mortality rates and 50% of the uploaded female mortality rates.
NEO	Pension Plan Lump Sum Payment
William Dillard, II	$54,215,980
Alex Dillard	60,094,463
Mike Dillard	30,581,358
Drue Matheny	26,648,986
Chris B. Johnson	7,256,927
Phillip R. Watts	12,922,261
We have not entered into agreements or arrangements to provide severance or change in control payments to any of our executives, other than the Pension Plan benefits described above.
CEO Pay Ratio
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to provide the following disclosure regarding the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median associate (the “Pay Ratio”).
For purposes of the Pay Ratio calculation, we identified our median associate by starting with our active associate population as of December 31, 2025, sorting the list of all of our associates (excluding our Chief Executive Officer), whether employed on a full-time or part-time basis, by their taxable compensation for federal income tax purposes from the Company’s payroll records for the 12-month period ended December 31, 2025 and selecting the associate with the median taxable compensation amount. As part of this process, the Company annualized taxable compensation for any full-time or part-time associate on the list who was not employed for the full 12-month period and did not include the value of non-taxable Company-provided benefits such as retirement plan contributions and medical and life insurance benefits.
The annual total compensation for fiscal 2025 of our Chief Executive Officer was $9,101,150, the total amount of his compensation presented in the Summary Compensation Table on page 60. The median Dillard’s associate was calculated to be a full-time store associate, and the total fiscal 2025 compensation for that median associate was $37,304. Accordingly, the ratio of our CEO’s annual total compensation to the median annual total compensation of all other associates was 244:1. We believe that this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Due to the flexibility afforded by Item 402(u) in calculating the Pay Ratio, however, our ratio may not be comparable to CEO pay ratios presented by other companies, including in our own industry.

Pay Versus Performance
The following table sets forth the pay versus performance disclosure required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis”.
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) (thousands)(7)	Pre-tax Income (Loss) (thousands)(8)	Change in Pre-tax Income (Loss) (thousands)(9)
					Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
2025	$9,101,150	$5,397,601	$4,056,133	$2,885,619	$892.65	$209.18	$570,187	$694,480	$(35,221)
2024	4,856,540	5,739,343	3,330,122	2,993,399	657.28	172.55	593,476	729,701	(186,916)
2023	12,451,504	6,264,698	5,803,145	3,242,236	517.95	139.02	738,847	916,617	(192,850)
2022	22,596,130	7,877,373	10,110,209	3,845,252	476.32	120.82	891,637	1,109,467	21,104
2021	12,655,214	12,757,145	6,368,921	6,688,585	299.72	109.36	862,473	1,088,363	1,241,767

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for William Dillard, II (our Chief Executive Officer and principal executive officer) for each corresponding year in the “Total Compensation” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to William Dillard, II, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Dillard during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Dillard’s total compensation for fiscal 2025 to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for CEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Exclusion of Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	Compensation Actually Paid to CEO
2025	$9,101,150	$(253,182)	$253,182	$(4,428,058)	$724,509	$5,397,601

(a)
Reflects the grant date fair value of equity awards as reported in the “Stock Awards” column in the Summary Compensation Table for fiscal 2025. The Company did not issue option awards for the year reported.

(b)
As disclosed in the Equity-Based Compensation section of our “Compensation Discussion and Analysis,” the equity awards granted to our NEOs are granted pursuant to the Stock Bonus Plan. Such awards have no vesting requirements and are treated as having “vested” upon grant for purposes of our Option Exercises and Stock Vested table. Accordingly, we have determined that for purposes of calculating equity award adjustments above, the equity awards made pursuant to the Stock Bonus Plan will be deemed to have been granted and vested in the same year and such fair values will be identical to the fair values of the awards reported in the Stock Awards columns of the Summary Compensation Table for fiscal 2025.

(c)
Reflects the amounts reported in “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for fiscal 2025.

(d)
The total pension benefit adjustments for fiscal 2025 include the aggregate of two components: (i) the actuarially determined service cost for services rendered by Mr. Dillard during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Year	Service Cost	Prior Service Cost	Total Pension Benefit Adjustments
2025	$724,509	$—	$724,509

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding William Dillard, II, who has served as our CEO since 1997) (the “Non-CEO NEOs”) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-CEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: Alex Dillard, Mike Dillard, Drue Matheny, Chris B. Johnson and Phillip R. Watts.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-CEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-CEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-CEO NEOs for the applicable year to determine the compensation actually paid, using the same methodology described above in Footnote 2:

Year	Average Reported Summary Compensation Table Total for Non-CEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Reported Change in the Actuarial Present Value of Pension Benefits(c)	Average Pension Benefit Adjustment(d)	Average Compensation Actually Paid to Non-CEO NEOs
2025	$4,056,133	$(128,612)	$128,612	$(1,622,980)	$452,466	$2,885,619

(a)
Reflects the average grant date fair value of equity awards as reported in the “Stock Awards” column in the Summary Compensation Table for fiscal 2025. The Company did not issue option awards for the year reported.

(b)
The equity award adjustments for the Non-CEO NEOs are calculated in the same manner as those of our CEO, as discussed in Footnote 2(b) above.

(c)
Reflects the average amounts for the Non-CEO NEOs reported in “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for fiscal 2025.

(d)
The amounts deducted or added in calculating the total pension benefit adjustments are as follows:

Year	Average Service Cost	Average Prior Service Cost	Total Average Pension Benefit Adjustments
2025	$452,466	$—	$452,466

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Dow Jones U.S. Apparel Retailers which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the fiscal year ended January 31, 2026.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
Pre-tax Income (Loss) is defined as the Company’s income (loss) before income tax provision. The Company has determined that Pre-tax Income (Loss) and the Change in Pre-tax Income (Loss) are the financial performance measures that, in the Company’s assessment, represent the most important performance measures (that are not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

(9)
Change in Pre-tax Income (Loss) is defined as the change in the Company’s Pre-tax Income (Loss) in the current year compared to the Company’s Pre-tax Income (Loss) for the immediately preceding year. Only increases in positive Pre-tax Income are used in determining compensation actually paid to the Company’s NEOs. The Company has determined that Pre-tax Income (Loss) and the Change in Pre-tax Income (Loss) are the financial performance measures that, in the Company’s assessment, represent the most important performance measures (that are not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for our incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The Company used fewer than three financial measures to link compensation actually paid to the Company’s NEOs for the most recently completed fiscal year to company performance. Accordingly, the list below provides all such measures that were used by the Company to link executive compensation actually paid to the Company’s NEOs for the most recently completed fiscal year:
•
Pre-tax Income (Loss)

•
Positive Changes in Pre-tax Income (Loss)

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Compensation Actually Paid and Cumulative TSR.   The following graph demonstrates the relationship of the amount of compensation actually paid to William Dillard, II and the average amount of compensation actually paid to the Company’s Non-CEO NEOs to the Company’s cumulative TSR and the cumulative TSR of the Dow Jones U.S. Apparel Retailers index (which is the Peer Group used in the Pay Versus Performance table) over the five years presented in the table. The Company does not use cumulative TSR as a performance measure in the overall executive compensation program, and equity-based compensation is based on a prescriptive formula based on the amount of cash compensation paid. Refer to “Compensation Discussion and Analysis” for further details of our executive compensation incentive programs.

Compensation Actually Paid vs. Company TSR and Peer TSR
Compensation Actually Paid
Company Cumulative TSR and Peer Cumulative TSR (value of initial $100 investment)
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$1,000.00
$900.00
$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
BASE YEAR
2021
2022
2023
2024
2025
$100.00
$299.72
$476.32
$517.95
$657.28
$892.65
$109.36
$120.82
$139.02
$172.55
$209.18
CEO
Average for Non-CEO NEOs
Company Cumulative TSR
DJ US Apparel Retailers Cumulative TSR

Compensation Actually Paid and Net Income (Loss).   The following graph demonstrates the relationship of the amount of compensation actually paid to William Dillard, II and the average amount of compensation actually paid to the Company’s Non-CEO NEOs with the Company’s net income (loss) over the five years presented in the table. While the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measures Pre-tax Income (Loss) and Change in Pre-tax Income (Loss), which the Company uses when setting the bonus pool in the Company’s incentive compensation program. Refer to “Compensation Discussion and Analysis” for further details of this incentive program.

Compensation Actually Paid vs. Net Income
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Net Income (thousands)
862,473
891,637
738,847
593,476
570,187
2021
2022
2023
2024
2025
CEO
Average for Non-CEO NEOs
Net Income

Compensation Actually Paid and Pre-tax Income (Loss) and Change in Pre-tax Income (Loss).   The following graphs demonstrate the relationship of the amount of compensation actually paid to William

Dillard, II and the average amount of compensation actually paid to the Company’s Non-CEO NEOs with the Company’s Pre-tax Income (Loss) and Change in Pre-Tax Income (Loss) over the five years presented in the table. As described above, Pre-tax Income (Loss) is defined as the Company’s income (loss) before income tax provision. The Company has determined that Pre-tax Income and the positive Change in Pre-tax Income are the financial performance measures that, in the Company’s assessment, represents the most important performance measures (that are not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes Pre-tax Income and the positive Change in Pre-tax Income when setting bonus pools in the Company’s incentive compensation program. Refer to “Compensation Discussion and Analysis” for further details of this incentive program.

Compensation Actually Paid vs. Pre-Tax Income
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Pre-Tax Income (thousands)
1,088,363
1,109,467
916,617
729,701
694,480
2021
2022
2023
2024
2025
CEO
Average for Non-CEO NEOs
Pre-Tax Income

Compensation Actually Paid vs. Change in Pre-Tax Income
Compensation Actually Paid
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Change in Pre-Tax Income (thousands)
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$(200,000)
$(400,000)
1,241,767
21,104
(192,850)
(186,916)
(35,221)
2021
2022
2023
2024
2025
CEO
Average for Non-CEO NEOs
Change in Pre-Tax Income

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the year ended January 31, 2026 with management and KPMG LLP, the independent registered public accounting firm for the Company.
The discussions with KPMG LLP included the matters required to be discussed by the applicable standards adopted by the Public Company Accounting Oversight Board. Also, KPMG LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with KPMG LLP its independence. The Audit Committee also considered whether the provision of non-audit services by KPMG LLP was compatible with maintaining the auditor’s independence and concluded that it was.
Based upon the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2026 for filing with the Commission.
Audit Committee of the Board of Directors
Reynie Rutledge, Chairman
J.C. Watts, Jr.
Nick White

PROPOSAL NO. 4 — RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Board recommends to the shareholders that they ratify the selection by the Audit Committee of KPMG LLP (“KPMG”) as the Company’s independent registered public accountants for the fiscal year ending January 30, 2027. Although ratification of the Audit Committee’s selection of KPMG is not required under our bylaws or other legal requirements, we are submitting the appointment of KPMG to the shareholders as a matter of good corporate practice.
In the event that the shareholders fail to ratify the appointment, the Audit Committee will consider the view of the shareholders in determining its selection of the Company’s independent public accountants for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its shareholders.
Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Independent Accountant Fees
The following table summarizes the fees billed by KPMG for fiscal 2025 and fiscal 2024 for audit and other related services:
	2025	2024
Audit Fees(1)	$1,800,000	$1,715,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	3,560	3,560
	$1,803,560	$1,718,560

(1)
Represents fees for audits of financial statements, reviews of quarterly financial statements, reviews of registration statements and certain periodic reports filed with the SEC, and financial statements filed with certain statutory and regulatory filings.

(2)
Represents fees for our license of an accounting research tool.

The policy of the Audit Committee requires it to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm. During fiscal 2025, the Audit Committee pre-approved all of the services described above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” in accordance with this policy.
Vote Required
The vote of the holders of a majority of the shares of Dillard’s Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, voting as a single class, is required to ratify the appointment of KPMG as the independent registered public accounting firm for fiscal 2026.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2026. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL NO. 5 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
In 2011, the SEC began to require companies to provide shareholders the opportunity to vote, on a non-binding, advisory basis, on the compensation of the companies’ named executive officers at least once every three years. At the 2023 Annual Meeting of Shareholders, our shareholders followed our Board’s recommendation to hold an advisory vote on executive compensation every three years, and our last shareholder advisory vote on executive compensation was held in 2023. Accordingly, as required by Section 14A of the Exchange Act, we are asking shareholders at this year’s Annual Meeting to vote to approve the compensation of our named executive officers, as such compensation is disclosed in this proxy statement pursuant to Item 402 of the SEC’s Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and other narrative compensation disclosures required by Item 402 and included herein.
We request that shareholders approve the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2026 proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.
The Board recommends a vote FOR this resolution because it believes that the policies and practices described in the Compensation Discussion and Analysis are effective in adhering to the guiding principles of the Dillard’s executive compensation philosophy and practice which continue to be: competitiveness; pay for performance; accountability for short- and long-term performance; and alignment to shareholders’ interests. Overarching these principles is adherence to our core values, which emphasize the manner in which our financial and strategic objectives are achieved. We believe our compensation programs are strongly aligned with the long-term interests of our shareholders.
We urge shareholders to read the Compensation Discussion and Analysis beginning on page 50 of this proxy statement, as well as the 2025 Summary Compensation Table and related compensation tables and narrative, appearing on pages 60 through 69, which provide detailed information on the Company’s compensation policies and practices and the compensation of our named executive officers.
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on the Company, the Board or the Compensation Committee. The Board and Compensation Committee, however, will review the voting results and take into account the outcome in determining future annual compensation for the named executive officers. The next non-binding advisory vote to approve the compensation of the Company’s named executive officers is expected to be held at the 2029 Annual Meeting of Shareholders.
Vote Required
Adoption of the advisory (non-binding) resolution approving the compensation of the Company’s named executive officers as disclosed herein requires the affirmative vote of a majority of the shares of Dillard’s Common Stock present in person or represented by proxy and entitled to vote on the proposal, voting as a single class. While this vote is required by law, as an advisory vote, it will not be binding on the Company, the Compensation Committee or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company, the Compensation Committee or the Board. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, will consider the outcome of the vote when making future compensation decisions for named executive officers.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF EXECUTIVE COMPENSATION. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
The following list is a summary of transactions occurring since the beginning of fiscal 2025, or that are currently proposed, (1) in which the Company was, or is to be, a participant, (2) where the amount involved exceeds $120,000, and (3) in which any of the Company’s executive officers, directors, nominees, principal shareholders and other related persons as defined in SEC rules had, or will have, a direct or indirect material interest or which the Company has chosen to voluntarily disclose:
1.
Denise Mahaffy, a Senior Vice President of the Company and Director, is a sibling of William Dillard, II, Drue Matheny, Alex Dillard and Mike Dillard. During fiscal 2025, the Company (a) paid Ms. Mahaffy a total salary of $741,538, (b) made contributions for her benefit in the amount of $195,254 pursuant to the Company’s benefit plans and (c) provided Ms. Mahaffy $1,284 in other compensation benefits. For fiscal 2025, Ms. Mahaffy was also awarded a bonus of $625,000 under the Cash Bonus Plan that was paid on April 3, 2026.

2.
William Dillard, III, a Senior Vice President of the Company and Director, is the son of William Dillard, II. During fiscal 2025, the Company (a) paid William Dillard, III a total salary of $812,500 and (b) made contributions for his benefit in the amount of $202,973 pursuant to the Company’s benefit plans. For fiscal 2025, William Dillard, III was also awarded a bonus of $625,000 under the Cash Bonus Plan that was paid on April 3, 2026.

3.
Alexandra Lucie, a Vice President of the Company, is the daughter of Alex Dillard. During fiscal 2025, the Company paid Ms. Lucie a total salary and bonus of $955,673 and made contributions for her benefit in the amount of $146,528 pursuant to the Company’s benefit plans.

4.
Annemarie Jazic, a Vice President of the Company, is the daughter of Alex Dillard. During fiscal 2025, the Company paid Ms. Jazic a total salary and bonus of $954,638 and made contributions for her benefit in the amount of $146,093 pursuant to the Company’s benefit plans.

5.
Michelle Hobbs, Director of Exclusive Brand Shoes for the Company, is the daughter of Alex Dillard. During fiscal 2025, the Company paid Ms. Hobbs a total salary and bonus of $527,404 and made contributions for her benefit in the amount of $59,586 pursuant to the Company’s benefit plans.

6.
Matthew Banks, Director of Payroll, is the son-in-law of Phillip Watts. During fiscal 2025, the Company paid Mr. Banks a total salary of $158,077 and made contributions for his benefit in the amount of $5,541 pursuant to the Company’s benefit plans.

7.
During fiscal 2025, Stephens Insurance, LLC (“Stephens Insurance”) received commissions from third parties of approximately $1,072,257 in connection with the sale of voluntary insurance benefits to Dillard’s associates. It is estimated that approximately $86,116 of this amount represents commissions from premiums paid by the Company on behalf of associate insurance programs. In addition, during fiscal 2025, the Company paid an agency fee of $70,000 to Stephens Insurance in connection with property and casualty insurance brokerage and risk management services. Stephens Insurance is wholly-owned directly by Warren A. Stephens, a former director of the Company.

8.
During fiscal 2025, the Company paid The Connor Group $2,663,925 for agent and design fees and $758,253 for merchandise. William E. (Chip) Connor, II, a director of the company, is the sole ultimate beneficial shareholder of The Connor Group.

9.
On March 19, 2026, William Dillard, II (the Company’s Chief Executive Officer and a member of the Board), Alex Dillard (the Company’s President and a member of the Board), Mike Dillard (an Executive Vice President of the Company and a member of the Board), Drue Matheny (an Executive Vice President of the Company and a member of the Board), Denise Mahaffy (a Senior Vice President of the Company and a member of the Board), William Dillard, III (a Senior Vice President of the Company and a member of the Board), a trust for the benefit of Annemarie Jazic (a Vice President of the Company) and a trust for the benefit of Alexandra Lucie (a Vice President of the Company), and certain other WDC Shareholders who are lineal descendants of

William T. Dillard, entered into the Voting and Exchange Agreement with the Company. The Voting and Exchange Agreement becomes effective only if the Merger is consummated. Pursuant to the Voting and Exchange Agreement, such individuals agreed to (a) vote their shares of Dillard’s Class B Common Stock received as part of the Aggregate Stock Merger Consideration on any matter that requires or permits the vote of such shares in the manner determined by a majority of the Authorized Representatives (initially William Dillard, II, Alex Dillard and Mike Dillard), (b) grant an irrevocable proxy to the Authorized Representatives to vote or act by written consent with respect to such shares, (c) not transfer any shares of Dillard’s Class B Common Stock subject to the Voting and Exchange Agreement except for permitted transfers to lineal descendants of William T. Dillard, surviving spouses of such lineal descendants, trusts for the sole benefit of such persons, or entities wholly owned by such persons or trusts, or transfers made in compliance with the Voting and Exchange Agreement’s right of first offer provisions, and (d) comply with certain stop transfer instructions and restrictive legend requirements. The Voting and Exchange Agreement is intended to ensure that the Company retains its status as a “controlled company” under the listing rules of the NYSE. The Voting and Exchange Agreement will terminate upon the mutual written consent of shareholders holding at least ninety percent (90%) of the shares subject to the Voting and Exchange Agreement. For additional information regarding the Voting and Exchange Agreement, see the section entitled “Voting and Exchange Agreement.”
10.
On March 20, 2026, the Company, WDC and Alex Dillard (solely in his capacity as the Shareholder Representative) entered into the Merger Agreement. On March 25, 2026, the Company and WDC entered into Amendment No. 1 to the Merger Agreement, which provides that each of the Company and WDC will pay 50% of the filing fee incurred in connection with the filing of the proxy statement. See “The Merger Agreement.” A copy of Amendment No. 1 to the Merger Agreement is attached to this proxy statement as Annex A-2.

All related party transactions described above have been reviewed and approved in accordance with the Company’s policy as described below. It is the policy of the Board, which has been formally adopted in writing as a Board Resolution: (1) to require that related persons disclose to the Board the material terms of any potential related party transaction, or any material amendment or modification of such a transaction, that may require disclosure in the proxy statement and (2) to provide that the Board establish in each individual case a group of disinterested directors with the responsibility to review such potential transaction, amendment or modification, to determine whether such transaction is fair to the Company and, if so, to approve or ratify the transaction. Due to the myriad of different situations which could present themselves to this group of directors, no specific standards apply during review of a related party transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS
The following table sets forth certain information regarding persons known to the Company, other than members of management who are presented in the separate table below, to beneficially own more than five percent (5%) of a class of the Company’s outstanding voting securities as of the close of business on March 30, 2026. Unless otherwise indicated, each such person has sole voting power and sole dispositive power over the shares indicated below.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Newport Trust Company, LLC 1627 Eye Street, NW, Suite 950 Washington, DC 20006	Class A	4,514,236(2)	38.81%
W.D. Company, Inc.(3) 1600 Cantrell Road Little Rock, AR 72201	Class A	41,496	0.36%
	Class B	3,985,776	99.99%

(1)
At March 30, 2026, there were a total of 11,630,838 shares of Dillard’s Class A Common Stock and 3,986,233 shares of the Company’s Class B Common Stock outstanding.

(2)
Based on information confirmed with Newport Trust Company, LLC. Newport Trust Company, LLC is the beneficial owner of these shares in its capacity as Trustee of the 401(k) Plan. Newport Trust Company, LLC has no voting power and only shared dispositive power over these shares.

(3)
William Dillard, II, Chairman and Chief Executive Officer of the Company, Alex Dillard, President of the Company, and Mike Dillard, Executive Vice President of the Company, are officers and directors of WDC and own 27.4%, 27.9% and 26.3%, respectively, of the outstanding WDC Voting Common Stock. William Dillard, II, Alex Dillard and Mike Dillard act by majority with respect to voting and dispositive power over these shares. See the section of this proxy statement entitled “The Merger —  Interests of Our Directors and Executive Officers in the Merger” for information about the shares of Dillard’s Common Stock that would be issued, upon consummation of the Merger, to William Dillard, II, Alex Dillard and Mike Dillard, among others, in their capacities as WDC Shareholders.

SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth the number of shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock beneficially owned by each director, each director nominee, each of the named executive officers identified under the section titled “Executive Compensation” in this proxy statement and the directors and executive officers as a group, as of March 30, 2026.
	Class A Shares		Class B Shares
Name of Beneficial Owner	Amount(1)	% of Class	Amount(1)	% of Class
Robert C. Connor	78,409(2)	*	—	—
William E. (Chip) Connor, II	2,800	*	—	—
Alex Dillard(3)	1,187,023(6)	10.2%(6)	(6)	(6)
Mike Dillard(4)	545,079(6)	4.7%(6)	(6)	(6)
William Dillard, II(5)	904,656(6)	7.8%(6)	(6)	(6)
William Dillard, III	247,357(7)	2.1%	—	—
James I. Freeman	74,311	*	—	—
H. Lee Hastings, III	21,612	*	—	—
Rob C. Holmes	3,300	*	—	—
Chris B. Johnson	18,791	*	—	—
Denise Mahaffy	170,944(8)	1.5%	—	—
Drue Matheny	446,440(9)	3.8%	—	—
Reynie Rutledge	23,130	*	—	—
J. C. Watts, Jr.	10,250(10)	*	—	—
Phillip R. Watts	19,368	*	—	—
Nick White	2,300	*	—	—
All Directors & Executive Officers as a Group (a total of 23 persons)	4,040,067 (6)	34.7%(6)	(6)	(6)

*
Denotes less than 1%

(1)
Based on information furnished by the respective individuals.

(2)
Includes nine shares owned by Robert C. Connor’s spouse.

(3)
Alex Dillard’s shares include (i) 1,018,599 shares of Dillard’s Class A Common Stock held directly and 131,852 shares of Dillard’s Class A Common Stock held in trusts over which Alex Dillard has sole voting and dispositive power and (ii) 36,572 shares held by Alex Dillard’s spouse over which Alex Dillard may be deemed to share voting and dispositive power.

(4)
Mike Dillard’s shares include (i) 537,169 shares of Dillard’s Class A Common Stock held directly and 7,300 shares of Dillard’s Class A Common stock held in trust over which Mike Dillard has sole voting and dispositive power and (ii) 610 shares of Dillard’s Class A Common Stock held in trust over which his wife has sole voting power and over which Mike Dillard may be deemed to share voting power.

(5)
William Dillard, II’s shares include 897,356 shares of Dillard’s Class A Common Stock held directly and 7,300 shares of Dillard’s Class A Common Stock held in trust over which William Dillard, II has sole voting and dispositive power.

(6)
Does not include 41,496 shares of Dillard’s Class A Common Stock and 3,985,776 shares of Dillard’s Class B Common Stock owned by WDC. Alex Dillard, Mike Dillard and William Dillard, II are officers and directors of WDC and own 27.9%, 26.3% and 27.4%, respectively, of the outstanding WDC Voting Stock. Alex Dillard, Mike Dillard and William Dillard, II act by majority with respect to voting and dispositive power over these shares. The 41,496 shares of Dillard’s Class A Common Stock represent approximately 0.36% of the outstanding shares of Dillard’s Class A Common Stock and the 3,985,776 shares of Dillard’s Class B Common Stock represent approximately 99.99% of the outstanding shares of Dillard’s Class B Common stock. Alex Dillard, Mike Dillard and William Dillard, II disclaim beneficial ownership over all shares of Dillard’s Class A Common Stock and Dillard’s Class B Common Stock held by WDC.

(7)
William Dillard, III’s shares include (i) 44,637 shares of Dillard’s Class A Common Stock held directly and 189,065 shares of Dillard’s Class A Common Stock held in trusts over which William Dillard, III has sole voting and dispositive power and (ii) 13,655 shares of Dillard’s Class A Common Stock held by William Dillard, III’s spouse over which William Dillard, III may be deemed to share voting and dispositive power. Mr. Dillard owns 1.2% of the outstanding WDC Voting Stock but disclaims beneficial ownership over shares held by WDC.

(8)
Denise Mahaffy’s shares include 163,644 shares of Dillard’s Class A Common Stock held directly and 7,300 shares of Dillard’s Class A Common Stock held in trust over which Denise Mahaffy has sole voting and dispositive power. Ms. Mahaffy owns 7.3% of the outstanding WDC Voting Stock but disclaims beneficial ownership over shares held by WDC.

(9)
Drue Matheny’s shares include (i) 436,619 shares of Dillard’s Class A Common Stock held directly and 7,300 shares of Dillard’s Class A Common Stock held in trust over which Ms. Matheny has sole voting and dispositive power and (ii) 2,521 shares of Dillard’s Class A Common Stock held by Ms. Matheny’s spouse over which Ms. Matheny may be deemed to share voting power. Ms. Matheny owns 7.3% of the outstanding WDC Voting Stock but disclaims beneficial ownership over shares held by WDC.

(10)
Includes 500 shares that are pledged as security for a personal loan.

OTHER MATTERS
Management of the Company knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote the Proxy in accordance with their judgment.

APPRAISAL RIGHTS
Rights of Dissent and Appraisal for WDC Shareholders
WDC Shareholders who comply with all of the required procedures under the ABCA will have the right to seek appraisal of the fair value of their shares of WDC Common Stock in lieu of receiving their respective Pro Rata Share of the Aggregate Merger Consideration. Dissenting Shares will not be converted into or represent the right to receive the Pro Rata Share of the Aggregate Stock Merger Consideration or the Pro Rata Share of the Aggregate Cash Merger Consideration but will be entitled only to such rights as are granted by the ABCA.
Rights of Dissent and Appraisal for Holders of Dillard’s Class A Common Stock
Under the TBOC, holders of Dillard’s Class A Common Stock are not entitled to dissent and appraisal rights with respect to the Merger. Pursuant to Chapter 10, Subchapter H of the TBOC, shareholders of a domestic entity that is a party to a merger are not entitled to dissent and obtain payment of the fair value of their ownership interests if, on the record date for determination of shareholders entitled to vote at the meeting of shareholders to act on the plan of merger, the ownership interests were either listed on a national securities exchange or held of record by at least 2,000 holders. As of the Record Date, the shares of Dillard’s Class A Common Stock were listed on NYSE. Accordingly, holders of shares of Dillard’s Class A Common Stock are not entitled to dissent and appraisal rights under the TBOC with respect to the Merger.
Rights of Dissent and Appraisal for Holders of Dillard’s Class B Common Stock
Shareholders of Dillard’s Class B Common Stock who hold one or more shares of Dillard’s Class B Common Stock have the right to dissent from the Merger and have the appraised fair value of their shares of Dillard’s Class B Common Stock as of the date immediately prior to the Closing Date paid to them in cash under Subchapter H. Shareholders of Dillard’s Class B Common Stock contemplating exercising the right to dissent are urged to read carefully the provisions of Subchapter H, the full text of which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm, and which qualifies in all respects the following discussion of those provisions, and to consult with legal counsel before electing or attempting to exercise these rights. The following discussion describes the steps shareholders of Dillard’s Class B Common Stock must take to exercise the right to dissent. Shareholders of Dillard’s Class B Common Stock should read this summary and the full text of Subchapter H carefully.
How to Exercise and Perfect the Right to Dissent
To be eligible to exercise the right to dissent to the Merger, shareholders of Dillard’s Class B Common Stock must:
•
prior to the Annual Meeting, provide the Company with a written notice of objection to the Merger that states that such shareholder intends to exercise the right to dissent if the Merger Proposal is approved and the Merger is completed, and that provides an address to which a notice of effectiveness of the Merger should be delivered or mailed if the Merger is completed;

•
vote such shareholder’s shares of Dillard’s Class B Common Stock “AGAINST” the Merger Proposal at the Annual Meeting in person or by proxy;

•
not later than the 20th day after the Company sends such shareholder notice that the Merger was completed, deliver to the Company a written demand for payment of the fair value of the shares of Dillard’s Class B Common Stock such shareholder owns that states the number and class of shares of Dillard’s Class B Common Stock such shareholder owns, such shareholder’s estimate of the fair value of such shares and an address to which a notice relating to the dissent and appraisal procedures may be sent; and

•
not later than the 20th day after such shareholder makes a demand for payment to the Company as described above, submit any certificates representing such shareholder’s shares of Dillard’s Class B Common Stock to the Company.

Notice of Objection
Shareholders of Dillard’s Class B Common Stock intending to exercise the right to dissent from the Merger must, prior to the Annual Meeting, send a notice of objection to the Company, addressed to:
Dillard’s, Inc.
1600 Cantrell Road
Little Rock, Arkansas 72201
Attention: Corporate Secretary
If a shareholder of Dillard’s Class B Common Stock fails to send the written notice of objection to the Merger in the proper form and prior to the Annual Meeting, to vote such shareholder’s shares of Dillard’s Class B Common Stock at the Annual Meeting against the Merger Proposal or to submit such shareholder’s demand for payment in the proper form and on a timely basis, such shareholder will lose the right to dissent from the Merger. If a shareholder of Dillard’s Class B Common Stock fails to submit to the Company on a timely basis any certificates formerly representing such shareholder’s shares of Dillard’s Class B Common Stock after such shareholder has submitted the demand for payment as described above, the Company will have the option to terminate such shareholder’s right of dissent as to such shareholder’s shares of Dillard’s Class B Common Stock. In any instance of a termination or loss of the right of dissent, such shareholder will instead receive the Merger Consideration set forth in the Merger Agreement. If a shareholder of Dillard’s Class B Common Stock complies with the first two items above and the Merger is completed, the Company will send such shareholder a written notice advising such shareholder that the Merger has been completed. The Company must deliver this notice within ten days after the Merger is completed.
Voting Shares
In order to exercise the right to dissent, shareholders of Dillard’s Class B Common Stock must vote their shares of Dillard’s Class B Common Stock “AGAINST” the Merger Proposal at the Annual Meeting in person or by proxy. If a shareholder of Dillard’s Class B Common Stock returns a signed proxy but fails to provide instructions as to how such shareholder’s shares of Dillard’s Class B Common Stock are to be voted, such shareholder will be voted in favor of the Merger Proposal and such shareholder will not be able to assert dissenters’ rights. If a shareholder of Dillard’s Class B Common Stock otherwise votes at the Annual Meeting in favor of the Merger Proposal, such shareholder will not be able to assert dissenters’ rights.
Demand for Payment
If the Merger is completed, a shareholder of Dillard’s Class B Common Stock has provided a written notice of objection to the Merger to the Company in a timely manner and in proper form, such shareholder has voted against the Merger Proposal at the Annual Meeting as described above and such shareholder desires to receive the fair value of such shareholder’s shares of Dillard’s Class B Common Stock in cash, such shareholder must, within 20 days of the date on which the Company sends to such shareholder notice that the Merger has been completed, deliver to the Company a written demand for payment of the fair value of such shareholder’s shares of Dillard’s Class B Common Stock. The fair value of shares of Dillard’s Class B Common Stock will be the value of the shares on the day immediately preceding the date of the Annual Meeting excluding any appreciation or depreciation in anticipation of the Merger. After the Merger is completed, the written demand and any notice sent to the Company must be addressed to:
Dillard’s, Inc.
1600 Cantrell Road
Little Rock, Arkansas 72201
Attention: Corporate Secretary
If a shareholder’s written demand for payment is not received by the Company in proper form within the requisite 20-day period, such shareholder will not be entitled to receive a cash payment representing the appraised fair value of such shareholder’s shares of Dillard’s Class B Common Stock. Instead, such shareholder will receive the Merger Consideration set forth in the Merger Agreement.

Delivery of Stock Certificates
If a shareholder of Dillard’s Class B Common Stock has satisfied the requirements for the exercise of the right to dissent described above, including the delivery of the written demand for payment to the Company as described above, such shareholder must, not later than the 20th day after such shareholder makes the written demand for payment to the Company, submit to the Company any certificate or certificates formerly representing such shareholder’s shares of Dillard’s Class B Common Stock. Such shareholder may submit those certificates with the demand for payment if such shareholder prefers. In accordance with the provisions of the TBOC, the Company will note on each such certificate that such shareholder has demanded payment of the fair value of the shares of Dillard’s Class B Common Stock that were represented by such certificate under the provisions of the TBOC relating to the rights of dissenting owners. After making such notations on the certificates, the Company will return each such certificate to such shareholder at such shareholder’s request. If a shareholder of Dillard’s Class B Common Stock fails to submit all of the certificates representing the shares of Dillard’s Class B Common Stock for which such shareholder has exercised the right of dissent in a timely fashion, the Company will have the right to terminate such shareholder’s rights of dissent and appraisal with respect to all of such shareholder’s shares of Dillard’s Class B Common Stock unless a court, for good cause shown, directs the Company not to terminate those rights.
Company’s Actions Upon Receipt of Demand for Payment
Within 20 days after the Company receives a shareholder’s written demand for payment and such shareholder’s estimate of the fair value of such shareholder’s shares of Dillard’s Class B Common Stock submitted as described above, the Company must send such shareholder written notice stating whether or not it accepts such shareholder’s estimate of the fair value of such shareholder’s shares.
If the Company accepts such shareholder’s estimate, the Company will notify such shareholder that it will pay the amount of such shareholder’s estimated fair value within 90 days after the effective date of the Merger. The Company will make this payment to such shareholder only if such shareholder has surrendered to the Company (i) for certificated shares of Dillard’s Class B Common Stock, the share certificates representing such shareholder’s shares of Dillard’s Class B Common Stock, duly endorsed for transfer, or (ii) for uncertificated shares of Dillard’s Class B Common Stock, signed assignments of such shareholder’s ownership interests.
If the Company does not accept such shareholder’s estimate, the Company will notify such shareholder of this fact and will make an offer of an alternative estimate of the fair value of such shareholder’s shares that it is willing to pay within 120 days after the effective date of the Merger, which such shareholder may accept within 90 days after the effective date of the Merger or decline.
Payment of the Fair Value of Shares of Dillard’s Class B Common Stock upon Agreement of an Estimate
If a shareholder of Dillard’s Class B Common Stock and the Company have reached an agreement on the fair value of such shareholder’s shares of Dillard’s Class B Common Stock within 90 days after the effective date of the Merger, the Company must pay such shareholder the agreed amount within 120 days after the date the Merger is completed, provided that such shareholder has surrendered to the Company (i) for certificated shares of Dillard’s Class B Common Stock, the certificates formerly representing such shareholder’s shares of Dillard’s Class B Common Stock, duly endorsed for transfer, or (ii) for uncertificated shares of Dillard’s Class B Common Stock, signed assignments of such shareholder’s ownership interests.
Commencement of Legal Proceedings if a Demand for Payment Remains Unsettled
If a shareholder of Dillard’s Class B Common Stock and the Company have not reached an agreement as to the fair value of such shareholder’s shares of Dillard’s Class B Common Stock within 90 days after the effective date of the Merger, such shareholder or the Company may, within 60 days after the expiration of such 90-day period, commence proceedings in the Texas Business Court, asking the Texas Business Court to determine the fair value of such shareholder’s shares of Dillard’s Class B Common Stock. The Texas Business Court will determine if such shareholder has complied with the provisions of the TBOC regarding the right of dissent and if such shareholder has become entitled to receive payment for such shareholder’s shares of Dillard’s Class B Common Stock. The Texas Business Court will appoint one or more qualified persons to act as appraisers to determine the fair value of such shareholder’s shares in the manner prescribed by the TBOC. The appraisers will determine the fair value of such shareholder’s shares and will report this value to the Texas Business Court. Once the appraisers’ report is filed with the Texas Business Court, such shareholder will receive a notice from the Texas Business Court indicating that the report has been filed. Such shareholder will be responsible for obtaining a copy of the report from the Texas Business Court. If such shareholder or the Company objects to the report or any part of it, the Texas Business Court will hold a hearing to determine the fair value of such shareholder’s shares of Dillard’s Class B Common Stock. Both such shareholder and the Company may address the Texas Business Court about the report. The Texas Business Court will determine the fair value of such shareholder’s shares and direct the Company to pay that amount, plus interest, which will begin to accrue 91 days after the Merger is completed. The Texas Business Court may require such shareholder to share in the court costs relating to the matter to the extent the Texas Business Court deems it fair and equitable.
Rights as a Shareholder
If a shareholder of Dillard’s Class B Common Stock has made a written demand to the Company for payment of the fair value of such shareholder’s shares of Dillard’s Class B Common Stock, such shareholder will not thereafter be entitled to vote or exercise any other rights as a shareholder, but will only have the right to receive payment for such shareholder’s shares as described herein and the right to maintain an appropriate action to obtain relief on the ground that the Merger would be or was fraudulent. In the absence of fraud in the transaction, such shareholder’s right under the dissent provisions described herein is the exclusive remedy for the recovery of the value of such shareholder’s shares of Dillard’s Class B Common Stock or money damages with respect to the Merger.
Withdrawal of Demand
If a shareholder of Dillard’s Class B Common Stock has made a written demand to the Company for payment of the fair value of such shareholder’s shares of Dillard’s Class B Common Stock, such shareholder may withdraw such demand at any time before payment for such shareholder’s shares has been made or before a petition has been filed with the Texas Business Court for determination of the fair value of such shareholder’s shares. If such shareholder withdraws such shareholder’s demand or is otherwise unsuccessful in asserting dissenters’ rights, such shareholder will be bound by the Merger and will have the same right to receive the Merger Consideration with respect to such shareholder’s shares of Dillard’s Class B Common Stock as such shareholder would have had if such shareholder had not made a demand for payment as to those shares. Such right will, however, be subject to any change in or adjustment to those shares made because of an action taken after the date of such shareholder’s demand for payment.
Beneficial Owners
Persons who beneficially own shares of Dillard’s Class B Common Stock that are held of record in the name of another person, such as a bank, broker, trustee or other nominee, and who desire to have the right of dissent exercised as to those shares, must act promptly to cause the record holder of those shares to take the actions required pursuant to Subchapter H to exercise dissenters’ rights with respect to those shares. Only the persons in whose names shares of Dillard’s Class B Common Stock are registered on the share transfer records of the Company may exercise the right of dissent and appraisal discussed above.
The foregoing summary is not intended to be a complete statement of the procedures for exercising dissenters’ rights under the TBOC and is qualified in its entirety by reference to the full text of Subchapter H, the full text of which is available at the following URL, accessible without subscription or cost, which is incorporated into this proxy statement by reference: https://statutes.capitol.texas.gov/Docs/BO/htm/BO.10.htm. Any shareholder of Dillard’s Class B Common Stock wishing to exercise dissenters’ rights, if any, is urged to read this summary and the TBOC provisions carefully, and to consult legal counsel before attempting to exercise dissenters’ rights. Failure to comply strictly with all of the procedures set forth in Subchapter H may result in the loss of statutory dissenters’ rights.
As of the Record Date, the Company had four holders of record of Dillard’s Class B Common Stock and 3,986,233 shares of Dillard’s Class B Common Stock outstanding.

HOUSEHOLDING OF PROXY MATERIALS
The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, the Company is delivering a single copy of the proxy materials or the Notice of Internet Availability of Proxy Materials, as applicable, to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, the Company will promptly deliver a separate copy of the proxy materials to any shareholder at a shared address to which the Company delivered a single copy of any of these documents.
If you are a registered holder of Common Stock and are subject to householding as described above and would like to revoke your consent to householding and in the future receive your own set of proxy materials or Notice of Internet Availability of Proxy Materials, you may do so by contacting Broadridge Householding Department by mail at 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095. Alternatively, if you are eligible for householding but you and other shareholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and proxy statement and accompanying documents, please contact Broadridge as indicated above.
Shareholders who own Common Stock in street name through a broker or other nominee should contact their brokers or nominees if they have questions, or wish either to give instructions to household or to revoke their decision to household.
SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING
The Company’s 2027 Annual Meeting of Shareholders is scheduled to be held on Thursday, May 20, 2027.
If a shareholder intends to submit a proposal to be included in the Company’s proxy statement and form of proxy relating to the Company’s 2027 Annual Meeting of Shareholders in accordance with SEC Rule 14a-8, the proposal must be received by the Company at its principal executive offices not later than December 7, 2026. Such proposal must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement and related form of proxy for the 2027 Annual Meeting of Shareholders.
Under the Company’s bylaws, if a shareholder intends to submit a proposal at the 2027 Annual Meeting of Shareholders, and such proposal is not intended to be included in the Company’s proxy statement and form of proxy relating to such meeting pursuant to SEC Rule 14a-8, the shareholder’s notice of such proposal (including certain information specified in the bylaws) must be delivered to the Company’s Corporate Secretary at the principal executive offices of the Company no earlier than the close of business on January 28, 2027 and no later than the close of business on February 27, 2027. If a shareholder fails to submit the proposal within such time period, the proposal will be untimely and will not be considered at the 2027 Annual Meeting of Shareholders.
If a shareholder intends to nominate an individual for election to the Board at the 2027 Annual Meeting of Shareholders, the shareholder’s notice of such nomination (including certain information specified in the bylaws) must be received by the Company’s Corporate Secretary at the principal executive offices of the Company no earlier than the close of business on January 28, 2027 and no later than the close of business on February 27, 2027.
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules under SEC Rule 14a-19, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than the close of business on March 29, 2027, which is 60 calendar days before the first anniversary of the Annual Meeting. Shareholders should be aware that notice of a director nomination submitted under the Company’s advance notice bylaw provisions must nonetheless be received no later than February 27, 2027. These are independent requirements, and compliance with the advance notice bylaw deadline does not substitute for timely compliance with Rule 14a-19, or vice versa.

WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION OF CERTAIN
INFORMATION AND DOCUMENTS BY REFERENCE
The Company’s annual report for the fiscal year ended January 31, 2026 is being distributed or made available, as the case may be, with this proxy statement. These materials are also available at investor.dillards.com/financial-information/annual-report-and-proxy/default.aspx.
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov.
Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file, or portions of documents we file, with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement.
We also incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Annual Meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•
our Annual Report on Form 10-K for the fiscal year ended January 31, 2026, filed with the SEC on March 27, 2026; and

•
our Current Report on Form 8-K filed with the SEC on March 20, 2026; and

•
because the Company’s annual report to security holders is being delivered with this proxy statement, the portions of that annual report that respond to Items 101(c)(1)(i), 201, 303 and 305 of Regulation S-K.

COPIES OF ANY OF THE DOCUMENTS WE FILE WITH THE SEC MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED, UPON WRITTEN REQUEST TO:
DILLARD’S, INC.
1600 Cantrell Road
Little Rock, Arkansas 72201
Attention: Phillip R. Watts,
Senior Vice President,
Co-Principal Financial Officer and
Principal Accounting Officer
If you would like to request documents from us, please do so at least five business days before the date of the Annual Meeting in order to receive timely delivery of such documents prior to the Annual Meeting.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY

DATE OTHER THAN THE DATE IT WAS FIRST MAILED, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.
By Order of the Board of Directors
DEAN L. WORLEY Vice President, General Counsel, Corporate Secretary

W.D. COMPANY, INC.
BALANCE SHEETS
(Unaudited)
	December 31, 2025	December 31, 2024
Assets
Current assets
Cash	$22,862	$4,750
Dividends receivable	122,026,342	101,688,618
Total current assets	122,049,204	101,693,368
Investments
Dillard’s, Inc. common stock	2,441,896,104	1,738,734,413
Other investments	75,625	60,170
Total investments	2,441,971,729	1,738,794,583
Total assets	$2,564,020,933	$1,840,487,951
Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$19,551	$—
Accrued distributions	—	—
Total current liabilities	19,551	—
Stockholders’ equity
Common stock
Common, par value $1.00 per share, authorized and issued 13,000 shares	13,000	13,000
Common, par value $1.00 per share (non-voting), authorized and issued 3,000 shares	3,000	3,000
Additional paid-in capital	798,840	798,840
Retained earnings	2,563,303,267	1,839,789,836
Less treasury stock, at cost	(116,725)	(116,725)
Total stockholder’s equity	2,564,001,382	1,840,487,951
Total liabilities and stockholders’ equity	$2,564,020,933	$1,840,487,951
See notes to financial statements

W.D. COMPANY, INC.
STATEMENTS OF INCOME
(Unaudited)
	Years Ended
	December 31, 2025	December 31, 2024	December 31, 2023
Investment income
Dividends from Dillard’s, Inc.	$125,248,159	$104,709,072	$84,169,985
Other dividends and interest income	1,485	1,375	1,265
Total investment income	125,249,644	104,710,447	84,171,250
General and administrative expenses	388,298	30,971	1,215
Net investment income	124,861,346	104,679,476	84,170,035
Unrealized gain on investments	703,177,146	113,139,944	323,994,788
Income before income taxes	828,038,492	217,819,420	408,164,823
Provision for income taxes	—	—	—
Net income	$828,038,492	$217,819,420	$408,164,823
See notes to financial statements

W.D. COMPANY, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY
(Unaudited)
	Common Stock		Additional Paid-In Capital	Retained Earnings	Treasury Stock	Total
	Voting	Non- Voting
Balance, December 31, 2022	$13,000	$3,000	$798,840	$1,362,183,033	$(116,725)	$1,362,881,148
Net income	—	—	—	408,164,823	—	408,164,823
Distributions paid	—	—	—	(63,838,945)	—	(63,838,945)
Balance, December 31, 2023	13,000	3,000	798,840	1,706,508,911	(116,725)	1,707,207,026
Net income	—	—	—	217,819,420	—	217,819,420
Distributions paid	—	—	—	(84,538,495)	—	(84,538,495)
Balance, December 31, 2024	13,000	3,000	798,840	1,839,789,836	(116,725)	1,840,487,951
Net income	—	—	—	828,038,492	—	828,038,492
Distributions paid	—	—	—	(104,525,061)	—	(104,525,061)
Balance, December 31, 2025	$13,000	$3,000	$798,840	$2,563,303,267	$(116,725)	$2,564,001,382
See notes to financial statements

W.D. COMPANY, INC.
STATEMENTS OF CASH FLOWS
(Unaudited)
	Years Ended
	December 31, 2025	December 31, 2024	December 31, 2023
Operating activities
Net income	$828,038,492	$217,819,420	$408,164,823
Adjustments to reconcile net income to net cash provided by operating activities:
Unrealized gain on investments	(703,177,146)	(113,139,944)	(323,994,788)
Changes in operating assets and liabilities
Increase in dividends receivable	(20,337,724)	(20,136,360)	(20,337,724)
Increase (decrease) in accounts payable and accrued expenses	19,551	(965)	(3)
Net cash provided by operating activities	104,543,173	84,542,151	63,832,308
Financing activities
Distributions paid	(104,525,061)	(84,538,495)	(63,838,945)
Net cash used in financing activities	(104,525,061)	(84,538,495)	(63,838,945)
Increase (decrease) in cash	18,112	3,656	(6,637)
Cash at beginning of period	4,750	1,094	7,731
Cash at end of period	$22,862	$4,750	$1,094
See notes to financial statements

W.D. COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
1.   Description of Business and Summary of Significant Accounting Policies
Description of Business — W.D. Company, Inc. (“WDC” or the “Company”) is a privately held Arkansas corporation that was organized as a family holding company to own and hold shares of Dillard’s, Inc. Common Stock for the benefit of the Dillard family. WDC has no business operations and engages in no business activities other than (a) owning, holding and disposing of certain equity securities (including shares of Dillard’s Common Stock and the common stock of another publicly-traded company as noted below in “Investments”) and (b) receiving cash dividends from Dillard’s, Inc and distributing such dividends directly to WDC’s Shareholders, in each case solely in a manner incidental to the ownership of such securities and the maintenance of WDC’s corporate existence. The Company is governed by a three-person Board of Directors. The Company’s fiscal year ends on December 31st of each year.
Basis of Presentation — These financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).
Dividends Receivable — Dividends receivable consists of dividends declared by one of the Company’s holdings during the year but not yet paid at year end. The dividends declared can be of a recurring nature, for example quarterly, or non-recurring nature, for example, a special single-time declaration.
Investments — Investments includes the common stock of Dillard’s, Inc. and Bank of America Corporation. The Company’s investment in Dillard’s, Inc. consists of 41,496 Class A Common Stock shares (“Class A Shares”) and 3,985,776 Class B Common Stock shares (“Class B Shares”). Class A Shares differ from Class B Shares as the holders of Class A Shares are empowered as a class to elect one-third of the members of the Dillard’s Inc. Board of Directors, while the holders of Class B Shares are empowered as a class to elect two-thirds of the members of the Dillard’s Inc. Board of Directors. Class B Shares are convertible at the option of any holder thereof into Class A Shares at the rate of one Class B Share for one Class A Share. The Company’s investments in Dillard’s Class A and Class B Common Stock represent less than 1% and approximately 99.99%, respectively, of the outstanding shares of each class of Common Stock at December 31, 2025. The Company’s investment in Bank of America Corporation consists of 1,375 Common Stock shares. The Company accounts for its investments in common stock at fair value with realized and unrealized changes in fair value during the period included in income.
Income Recognition — The Company generates income from dividends on its holdings and interest income on any invested cash balances. Income is recognized in the period in which a dividend declaration is made or investment income is earned. The Company recognized five dividends from Dillard’s, Inc. in each of the twelve months ended December 31, 2025 and 2024. The Company recognized four dividends from Bank of America Corporation in each of the twelve months ended December 31, 2025 and 2024.
General and Administrative Expenses — The Company incurs expenses in the course of performing its stated business activities. These expenses consist of professional fees and general business expenses, such as supplies.
Income Taxes — The Company is treated as an S corporation under Subchapter S of the Internal Revenue Code and is not subject to federal, state or local income taxes. As a pass-through entity, the Company’s taxable income or loss is included in the tax returns of its shareholders, and no income tax provision or deferred tax assets or liabilities have been recorded.
Recently Adopted Accounting Pronouncements
There have been no recently adopted accounting pronouncements that had a material impact on the Company’s financial statements.
Recently Issued Accounting Pronouncements
Management has considered all recent accounting pronouncements and believes there is no accounting guidance issued but not yet effective that would have a material impact to the Company’s financial statements.

2.   Accounts Payable and Accrued Expenses
Trade accounts payable and accrued expenses consist of the following:
	December 31, 2025	December 31, 2024
Accounts payable and accrued expenses	$—	$—
Accrued expenses:
Professional services purchased	19,551	—
	$19,551	$—
3.   Stockholders’ Equity
Capital stock is comprised of the following:
Type	Par Value	Shares Authorized
Class A, common	$1.00	13,000
Class A, common (non-voting)	$1.00	3,000
Shares issued at December 31, 2025 and 2024 include 1 voting and 666 non-voting shares being held as treasury stock. These shares were purchased during the year ended February 2, 1980.
4.   Commitments and Contingencies
The Company has no material commitments or contingencies for the periods ended December 31, 2025 and 2024.
5.   Fair Value Disclosures
Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, establishes a three-level hierarchy for disclosure of fair value measurements. The hierarchy prioritizes the inputs used to measure fair value into three broad levels as follows:
•
Level 1:   Quoted prices in active markets for identical assets or liabilities.

•
Level 2:   Observable inputs other than quoted prices in active markets, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

•
Level 3:   Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Determination of Fair Value — The fair value of the Company’s cash and dividends receivable approximates their carrying values at December 31, 2025 and 2024 due to the nature and short-term maturities of these assets. The following methods and assumptions were used to estimate the fair value of each class of financial instruments:
•
Dillard’s, Inc. Common Stock (Level 1):   Consist of Class A Shares of Dillard’s, Inc., which actively trade on the New York Stock Exchange under ticker symbol “DDS”, and were valued using the latest unadjusted closing as of the balance sheet dates.

•
Dillard’s, Inc. Common Stock (Level 2):   Consist of Class B Shares of Dillard’s, Inc., which have no active market. The fair value of Class B Shares was based upon the latest unadjusted closing price of Class A Shares as of the balance sheet dates. In estimating the fair value of Class B Shares, the determination was made that it is reasonable to value Class B Shares at the same price as Class A Shares since Class B Shares are convertible into Class A Shares at the rate of one Class B Share for one Class A Share.

•
Other Investments (Level 1):   Consist of shares of Bank of America Corporation Common Stock, which actively trade on the New York Stock Exchange under ticker symbol “BAC”, were valued using the latest unadjusted closing as of the balance sheet dates.

Assets Measured at Fair Value on a Recurring Basis
The following tables presents the entity’s financial assets measured at fair value on a recurring basis as of December 31, 2025 and 2024, classified by the fair value hierarchy (in thousands):
	December 31, 2025
Description	Total	Level 1	Level 2	Level 3
Assets:
Dillard’s, Inc. Common Stock:
Class A – Active Market	$25,161	$25,161	$—	$—
Class B – Inactive Market	2,416,735	—	2,416,735	—
Total Dillard’s, Inc. Common Stock	2,441,896	25,161	2,416,735	—
Other Investments	76	76	—	—
Total Assets at Fair Value	$2,441,972	$25,237	$2,416,735	$—
	December 31, 2024
Description	Total	Level 1	Level 2	Level 3
Assets:
Dillard’s, Inc. Common Stock:
Class A – Active Market	$17,916	$17,916	$—	$—
Class B – Inactive Market	1,720,819	—	1,720,819	—
Total Dillard’s, Inc. Common Stock	1,738,734	17,916	1,720,819	—
Other Investments	60	60	—	—
Total Assets at Fair Value	$1,738,795	$17,976	$1,720,819	$—
Transfers Between Levels — The Company’s policy is to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period. For the years ended December 31, 2025 and 2024, there were no transfers between Level 1 or Level 2.
Unrealized Gains and Losses — In accordance with ASC 321, Investments — Equity Securities, the Company recognized net unrealized gains of $703.2 million, $113.1 million and $324.0 million within the Statements of Income for the years ended December 31, 2025, 2024 and 2023, respectively. These gains represent the cumulative change in fair values for both Level 1 and Level 2 equity securities held at the reporting dates.
6.   Subsequent Event
The Company evaluated subsequent events through March 20, 2026, which is the date the financial statements were available to be issued. Except for as disclosed below, no subsequent events occurred that would have a material impact on these financial statements or footnotes.
On March 20, 2026, the Company entered into an agreement and plan of merger with Dillard’s, Inc., under which the Company will merge with and into Dillard’s, Inc., with Dillard’s, Inc. surviving the merger. On March 25, 2026, the Company and Dillard’s, Inc. entered into an amendment to such agreement and plan of merger. For additional information, refer to the information included in the Dillard’s, Inc. Notice of Annual Meeting of Shareholders for the meeting to be held on Thursday, May 28, 2026.

ANNEX A-1
AGREEMENT AND PLAN OF MERGER
by and among
DILLARD’S, INC.,
W.D. COMPANY, INC.,
and
ALEX DILLARD, as Shareholder Representative
Dated as of March 20, 2026

Page
ARTICLE I DEFINITIONS	A-1-1
1.1 Certain Definitions	A-1-1
ARTICLE II THE MERGER	A-1-2
2.1 The Merger	A-1-2
2.2 Merger Consideration	A-1-2
2.3 Conversion of Securities	A-1-2
2.4 Exchange Procedure	A-1-3
2.5 Allocation Schedules	A-1-3
2.6 Stock Certificates	A-1-4
2.7 Certificate of Formation and Bylaws	A-1-4
2.8 Directors and Officers	A-1-4
2.9 Dissenters’ Rights	A-1-4
2.10 Withholding	A-1-4
ARTICLE III CLOSING AND TERMINATION	A-1-5
3.1 Closing Date	A-1-5
3.2 Termination	A-1-5
3.3 Procedure Upon Termination	A-1-6
3.4 Effect of Termination	A-1-6
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY	A-1-6
4.1 Organization and Good Standing	A-1-6
4.2 Corporate Power; Enforceability	A-1-7
4.3 Capitalization	A-1-7
4.4 Subsidiaries	A-1-7
4.5 Conflicts; Consents of Third Parties	A-1-7
4.6 No Liabilities	A-1-8
4.7 Financial Statements	A-1-8
4.8 Title to Assets; Operations	A-1-8
4.9 Absence of Certain Developments	A-1-9
4.10 Taxes	A-1-9
4.11 Real Property	A-1-9
4.12 Intellectual Property	A-1-9
4.13 Company Contracts	A-1-10
4.14 Employee Benefit Plans	A-1-10
4.15 Litigation	A-1-10
4.16 Compliance with Laws	A-1-10
4.17 Financial Advisors	A-1-10
4.18 Related Party Transactions	A-1-10
4.19 Banks	A-1-10
4.20 Proxy Statement	A-1-10
4.21 Anti-Takeover Laws	A-1-11
4.22 Accredited Investors	A-1-11

A-1-i

Page
4.23 No Other Representations and Warranties	A-1-11
ARTICLE V REPRESENTATIONS AND WARRANTIES OF DILLARD’S	A-1-11
5.1 Organization and Good Standing	A-1-11
5.2 Corporate Power; Enforceability	A-1-11
5.3 Dillard’s Board Recommendation; Shareholder Approval	A-1-12
5.4 Conflicts; Consents of Third Parties	A-1-12
5.5 Litigation	A-1-12
5.6 Shares of Surviving Corporation Common Stock	A-1-13
5.7 Ownership of Company Common Stock	A-1-13
5.8 Financial Advisors	A-1-13
5.9 No Other Representations and Warranties	A-1-13
ARTICLE VI COVENANTS	A-1-13
6.1 Conduct of the Business Pending the Closing	A-1-13
6.2 Commercially Reasonable Efforts; Consents	A-1-13
6.3 Further Assurances	A-1-14
6.4 Publicity	A-1-14
6.5 Confidentiality	A-1-14
6.6 Resignation of Officers and Directors	A-1-14
6.7 Notification	A-1-14
6.8 Company Shareholders’ Meeting	A-1-15
6.9 Dillard’s Shareholders’ Meeting	A-1-15
6.10 Regulatory Matters	A-1-17
ARTICLE VII CONDITIONS TO CLOSING	A-1-17
7.1 Conditions to Obligations of Dillard’s	A-1-17
7.2 Conditions to Obligations of the Company and the Shareholder Representative	A-1-19
ARTICLE VIII INDEMNIFICATION	A-1-19
8.1 Survival of Representations and Warranties	A-1-19
8.2 Indemnification	A-1-20
8.3 Indemnification Procedures	A-1-21
8.4 Limitations on Indemnification	A-1-22
8.5 Tax Matters	A-1-22
8.6 Tax Treatment of Indemnity Payments	A-1-23
8.7 Right to Set-Off	A-1-23
8.8 Shareholders’ Approval	A-1-23
ARTICLE IX MISCELLANEOUS	A-1-23
9.1 Expenses	A-1-23
9.2 Consent to Service of Process	A-1-24
9.3 Entire Agreement; Amendments and Waivers	A-1-24
9.4 Governing Law; Exclusive Jurisdiction; Waiver of Jury Trial	A-1-24
9.5 Notices	A-1-25
9.6 Severability	A-1-25
9.7 Binding Effect; Assignment	A-1-25
9.8 Specific Performance	A-1-26

A-1-ii

Page
9.9 Other Definitional and Interpretive Matters	A-1-26
9.10 Counterparts	A-1-27
9.11 Shareholder Representative	A-1-27
Exhibits
Exhibit A	Definitions
Exhibit B	Form of Letter of Transmittal
Exhibit C	Form of Resignation Letter
Exhibit D	Memorandum of Understanding

A-1-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of March 20, 2026 (“Signing Date”), is being entered into by and among Dillard’s, Inc., a Texas corporation (“Dillard’s”), W.D. Company, Inc., an Arkansas corporation (the “Company”), and Alex Dillard, solely in his capacity as the Shareholder Representative (as defined below). Dillard’s, the Company and the Shareholder Representative are referred to herein individually as a “Party” and collectively as the “Parties.”
W I T N E S S E T H:
WHEREAS, the shareholders of the Company (each, individually, a “Shareholder”, and collectively, the “Shareholders”) own all of the Company’s issued and outstanding shares of voting common stock, $1.00 par value per share (the “Company Voting Common Stock”) and non-voting common stock, $1.00 par value per share (the “Company Non-Voting Common Stock”, and together with the Company Voting Common Stock, the “Company Common Stock”);
WHEREAS, the Company and Dillard’s desire to effect the merger of the Company with and into Dillard’s (the “Merger” and, together with the other transactions contemplated hereby, the “Transactions”), with Dillard’s continuing as the surviving corporation (Dillard’s, in its capacity as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation”) and the separate existence of the Company ceasing to exist, on the terms and subject to the conditions set forth in this Agreement and in accordance with the relevant provisions of the Texas Business Organizations Code (as amended, the “TBOC”) and the Arkansas Business Corporation Act (as amended, the “ABCA”);
WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously (i) approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger), and (ii) recommended that the holders of the Company Voting Common Stock adopt this Agreement (including the plan of merger set forth herein) and approve the Transactions (including the Merger);
WHEREAS, the Board of Directors of Dillard’s (the “Dillard’s Board”), acting upon the recommendation of a committee established by the Dillard’s Board composed of independent directors (the “Dillard’s Special Committee”), has (i) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of Dillard’s and its shareholders, (ii) approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger), and (iii) recommended that Dillard’s shareholders approve this Agreement and the Transactions (including the Merger) and directed that this Agreement and the Transactions (including the Merger) be submitted to the Dillard’s shareholders for approval; and
WHEREAS, concurrently with the approval of this Agreement, the Dillard’s Board approved a Memorandum of Understanding in the form attached hereto as Exhibit D (the “MOU”) with the Company with respect to and substantially consistent with such Transactions in accordance with clause (i) of Subsection (d) of Article FOURTH of Dillard’s certificate of formation, and such MOU between the Company and Dillard’s has been executed concurrently with the execution of this Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1    Certain Definitions.    The terms defined in Exhibit A, whenever used herein, shall have the meanings set forth on Exhibit A for all purposes of this Agreement. The definitions on Exhibit A are incorporated into this Agreement as if fully set forth at length herein and all references to a section in such Exhibit A are references to such section of this Agreement.

A-1-1

ARTICLE II
THE MERGER
2.1   The Merger.
(a)   Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the TBOC and the ABCA, at the Effective Time, (i) the Company shall be merged with and into Dillard’s; (ii) the separate corporate existence of the Company shall cease; and (iii) Dillard’s shall continue as the Surviving Corporation, and the separate corporate existence of Dillard’s under the Laws of the State of Texas shall continue unaffected by the Merger except as set forth in this Agreement.
(b)   Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company and Dillard’s shall (i) file a certificate of merger (the “TX Certificate of Merger”) with the Texas Secretary of State, and make all such other filings or recordings required by the TBOC in connection with the Merger and (ii) file the Articles of Merger (the “AR Articles of Merger”) with the Arkansas Secretary of State, and make all such other filings or recordings required by the ABCA in connection with the Merger. The Merger shall become effective upon the later of (i) the date and time the TX Certificate of Merger is filed with and accepted by the Secretary of State of the State of Texas, and (ii) such later effective time as may be agreed in writing by the Company and Dillard’s and specified in the TX Certificate of Merger, in accordance with the TBOC (the “Effective Time”).
(c)   At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the TBOC and the ABCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, by operation of Law, all (i) rights, title, and interests to all real estate and other property owned by each of the Company and Dillard’s will be allocated to and vested, subject to any existing liens or other encumbrances on the property, in the Surviving Corporation without reversion or impairment, any further act or deed, or any transfer or assignment having occurred, (ii) all liabilities and obligations of each of the Company and Dillard’s will become the liabilities and obligations of the Surviving Corporation, (iii) the Surviving Corporation shall be the primary obligor for such liabilities or obligations, and (iv) the Surviving Corporation shall be substituted in any proceeding pending by or against the Company or Dillard’s.
2.2   Merger Consideration.   The aggregate consideration to be paid by Dillard’s in respect of the Merger shall equal the Aggregate Merger Consideration. The Aggregate Merger Consideration shall be paid to each Shareholder at the Closing in the form of such Shareholder’s Pro Rata Share of the Aggregate Stock Merger Consideration and such Shareholder’s Pro Rata Share of the Aggregate Cash Merger Consideration, and shall be payable to each Shareholder in accordance with the Final Aggregate Merger Consideration Allocation Schedule.
2.3   Conversion of Securities.
(a)   At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or holders of any securities of the Parties, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares), shall be automatically cancelled and retired, and in exchange therefor, each Shareholder shall be entitled to receive such Shareholder’s Pro Rata Share of the Aggregate Cash Merger Consideration and such Shareholder’s Pro Rata Share of the Aggregate Stock Merger Consideration, in each case as set forth on the Final Aggregate Merger Consideration Allocation Schedule.
(b)   The Aggregate Cash Merger Consideration (and each Shareholder’s Pro Rata Share thereof) and the Aggregate Stock Merger Consideration (and each Shareholder’s Pro Rata Share thereof) shall be set forth on the Final Aggregate Merger Consideration Allocation Schedule. Notwithstanding anything to the contrary contained in this Agreement, no fractional shares of Dillard’s Common Stock shall be issued to any Shareholder in connection with the Merger, and any such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a holder of shares of Dillard’s Common Stock. After aggregating all fractional shares of Dillard’s Common Stock to be received by any Shareholder, such Shareholder shall be entitled to receive in lieu of any remaining fractional share of Dillard’s Common Stock that would have been issued in the Merger to such

A-1-2

Shareholder an amount in cash (rounded down to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the Dillard’s Common Stock Value.
(c)   From and after the Effective Time, all shares of Company Common Stock (other than Dissenting Shares), when converted pursuant to Section 2.3(a), shall no longer be outstanding and shall automatically be cancelled and retired, and each holder of a certificate or certificates (the “Stock Certificates”) previously representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive such holder’s Pro Rata Share of the Aggregate Merger Consideration as provided for in this Section 2.3 (it being understood that holders of Dissenting Shares shall have only those rights set forth in Section 2.9). At the Effective Time, the stock transfer books of the Company shall be closed, and no transfer of shares of Company Common Stock shall be made thereafter. If, after the Effective Time, Stock Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged as provided for in this Agreement.
(d)   At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or holders of any securities of the Parties, each share of Dillard’s Common Stock held by the Company immediately prior to the Effective Time shall automatically become treasury stock of the Surviving Corporation and, immediately thereafter, shall be cancelled and returned to the status of authorized but unissued shares available for future reissuance.
2.4   Exchange Procedure.
(a)   Prior to the Closing Date, the Company shall distribute (either by electronic transmission or otherwise) to each holder of record of Company Common Stock (i) a letter of transmittal in substantially the form attached hereto as Exhibit B (the “Letter of Transmittal”) and (ii) instructions for use in effecting the surrender to Dillard’s of Company Common Stock in exchange for the portion of the Aggregate Merger Consideration to which such shares of Company Common Stock are entitled.
(b)   Each Letter of Transmittal shall provide that each Shareholder, upon the execution thereof, ratifies the adoption of this Agreement, agrees to be bound hereby, and approves the appointment of the Shareholder Representative.
(c)   Promptly following the later of (i) the Effective Time and (ii) surrender to Dillard’s of Company Common Stock (or, in the case of lost, stolen, or destroyed Stock Certificates, compliance with the procedures set forth in Section 2.6) and delivery to Dillard’s of the Letter of Transmittal, the holder of such Company Common Stock shall be entitled to receive in exchange therefor, subject to the provisions of this Article II, (A) shares of Dillard’s Class A Common Stock (issued in book-entry form through the Direct Registration System) and shares of Dillard’s Class B Common Stock, in the amounts set forth in the Final Aggregate Merger Consideration Allocation Schedule with respect to such Shareholder’s Company Common Stock, and (B) cash in the amount equal to the amount set forth in the Final Aggregate Merger Consideration Allocation Schedule with respect to such Shareholder’s Company Common Stock, by check or wire transfer at such Shareholder’s election, less any required withholding Tax in respect of the cash and shares of Dillard’s Common Stock to which such Shareholder is entitled, and the Company Common Stock so surrendered shall be cancelled. Notwithstanding the foregoing, no shares of Dillard’s Common Stock or cash portion of the Aggregate Merger Consideration shall be issued or paid in respect of any Dissenting Shares unless and until such Dissenting Shares shall have ceased to be Dissenting Shares in accordance with Section 2.9, at which time such shares shall be treated as set forth in Section 2.9. Notwithstanding the foregoing, no issuance of any shares of Dillard’s Class A Common Stock or Dillard’s Class B Common Stock and no payment of any cash shall be made by Dillard’s to any Shareholder until such Shareholder has delivered its duly executed Letter of Transmittal to Dillard’s.
(d)   No interest will be paid or accrued on the Aggregate Merger Consideration or any other amount to be paid to the Shareholders under this Agreement.
2.5   Allocation Schedules.   No less than two (2) Business Days prior to the Closing Date, the Company will deliver to Dillard’s a spreadsheet in a form reasonably satisfactory to Dillard’s setting forth with respect to each Shareholder (a) such Shareholder’s name and address as of the Closing Date, (b) the number of shares of issued and outstanding Company Common Stock held by such Shareholder as of the

A-1-3

Closing Date, (c) the aggregate number of shares of Dillard’s Class A Common Stock and aggregate number of Dillard’s Class B Common Stock to be issued to such Shareholder at the Closing, (d) the aggregate amount of cash (including cash in lieu of fractional shares to be paid to such Shareholder at the Closing), and (e) the tax reporting character of the payment to such Person (e.g., Form 1099 or W-2) and the amount of Taxes to be withheld with respect to such Person, if any (such spreadsheet, the “Final Aggregate Merger Consideration Allocation Schedule”). Upon receipt by Dillard’s and approval thereof by Dillard’s prior to the Effective Time, the Final Aggregate Merger Consideration Allocation Schedule will be appended to this Agreement as Schedule 2.5.
2.6   Stock Certificates.   If any Stock Certificate shall have been lost, stolen or destroyed, upon (i) the making of an affidavit of that fact by the Person claiming such Stock Certificate to be lost, stolen or destroyed and (ii) the execution and delivery to Dillard’s by such Person of an indemnity agreement in customary form and substance, Dillard’s shall issue, in exchange for such lost, stolen or destroyed Stock Certificate, the appropriate share of the Aggregate Merger Consideration into which the shares of Company Common Stock theretofore represented by such lost, stolen or destroyed Stock Certificate shall have been converted.
2.7   Certificate of Formation and Bylaws.   At and after the Effective Time until the same have been duly amended, (a) the certificate of formation of Dillard’s, as in effect immediately prior to the Effective Time, shall be the certificate of formation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC and such certificate of formation, and (b) the bylaws of Dillard’s, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the TBOC, the certificate of formation of the Surviving Corporation and such bylaws.
2.8   Directors and Officers.   At and after the Effective Time, the officers and directors of Dillard’s immediately prior to the Effective Time shall be the officers and directors, respectively, of the Surviving Corporation until their successors are duly elected or appointed and qualified.
2.9   Dissenters’ Rights.   Notwithstanding anything to the contrary contained in this Agreement, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by any Shareholder who is entitled to and who has properly exercised its rights as a dissenting shareholder with respect to such shares in compliance with the ABCA (“Dissenting Shares”) shall not be converted into or represent the right to receive such Shareholder’s Pro Rata Share of the Aggregate Cash Merger Consideration or such Shareholder’s Pro Rata Share of the Aggregate Stock Merger Consideration, but shall be entitled only to such rights as are granted by the ABCA, unless and until such Shareholder fails to perfect, withdraws or otherwise loses such Shareholder’s right to appraisal under the ABCA. If, after the Effective Time, any such Shareholder fails to perfect, withdraws, or loses such right to appraisal, then, as of the occurrence of such event, such Shareholder’s Dissenting Shares shall thereupon cease to be Dissenting Shares and shall be deemed to entitle the holder, as of the Effective Time, to receive, without interest, such Shareholder’s Pro Rata Share of the Aggregate Cash Merger Consideration and such Shareholder’s Pro Rata Share of the Aggregate Stock Merger Consideration as provided in this Article II. The Company shall give Dillard’s prompt written notice of any demands for appraisal, withdrawals of such demands, and any other instruments served pursuant to the ABCA and received by the Company relating to rights of appraisal, and Dillard’s shall have the opportunity to participate in and, after the Effective Time, the Surviving Corporation shall have the right to direct, all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Dillard’s, make any payment with respect to, or settle or offer to settle, any such demands. Any payments made with respect to Dissenting Shares shall be made by the Surviving Corporation, and the amount of any such payments shall reduce the Aggregate Merger Consideration to the extent required by applicable Law.
2.10   Withholding.   Dillard’s will be entitled to deduct and withhold from any amount payable pursuant to this Agreement such amounts as it shall determine in good faith it is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of applicable Law. To the extent that amounts are so withheld, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding were made.

A-1-4

ARTICLE III
CLOSING AND TERMINATION
3.1   Closing Date.   The closing and consummation of the Transactions (to the extent contemplated to take place in connection with the closing) (the “Closing”) shall take place remotely by electronic communications and transmission of .PDF documents and signature pages on the date (a) that is five (5) Business Days following the date upon which the satisfaction or, to the extent permissible, waiver in writing by the appropriate Party, of each of the conditions set forth in Article VII (other than those conditions that by their terms or nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, written waiver by the Party or Parties entitled to the benefit of such conditions), occurs, or (b) on such other date or at such other time and place or by any such other method as the Parties may mutually agree in writing (such date, the “Closing Date”), in each case, with original documents being exchanged contemporaneously with or promptly after the Closing, where applicable and necessary. All proceedings to be taken and all documents to be executed and delivered by the Parties at the Closing hereunder shall be deemed to have been taken and executed simultaneously (except as otherwise set forth herein or in the applicable Transaction Document) and, except as set forth herein or under the applicable Transaction Document, no proceedings shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.
3.2   Termination.   This Agreement may be terminated at any time prior to the Effective Time as follows:
(a)   by mutual written consent of the Company and Dillard’s (acting with the prior approval of the Dillard’s Special Committee);
(b)   by the Company or Dillard’s (acting with the prior approval of the Dillard’s Special Committee), if (i) any court of competent jurisdiction or any other Governmental Body shall have enacted, issued, promulgated, enforced or entered any Order which has become final and nonappealable, or (ii) any Law shall have been enacted, issued, promulgated, enforced or entered by any Governmental Body after the Signing Date and remaining in effect, in each case which has the effect of permanently preventing, restraining, enjoining, prohibiting or making the consummation of the Transactions illegal; provided, that the right to terminate this Agreement under this Section 3.2(b) shall not be available to a Party whose material breach of this Agreement is the principal cause of such Order becoming final and nonappealable;
(c)   by the Company or Dillard’s (acting with the prior approval of the Dillard’s Special Committee), if the Dillard’s Shareholder Approval shall not have been obtained upon a vote taken at the Dillard’s Shareholders’ Meeting duly convened therefor or any adjournment or postponement thereof; provided that the right to terminate this Agreement pursuant to this Section 3.2(c) will not be available to any Party whose material breach of this Agreement is the principal cause of such failure to obtain the Dillard’s Shareholder Approval;
(d)   by the Company, if Dillard’s has breached or failed to perform or comply with any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or comply would result in a failure of any condition set forth in Sections 7.2(a) or 7.2(c), except that if such breach or failure is capable of being cured, the Company will not be entitled to terminate this Agreement pursuant to this Section 3.2(d) prior to the delivery by the Company to Dillard’s of written notice of such breach or failure, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Outside Date, the shorter of such periods, the “Dillard’s Breach Notice Period”), stating the Company’s intention to terminate this Agreement pursuant to this Section 3.2(d) and the basis for such termination; provided, that the Company will not be entitled to terminate this Agreement pursuant to this Section 3.2(d) if (i) such breach or failure has been cured within the Dillard’s Breach Notice Period or (ii) the Company is then in material breach of any representations, warranty, covenant or other agreement contained in this Agreement, which breach results in a failure of any condition set forth in Sections 7.1(a) or 7.1(d) to be satisfied;
(e)   by Dillard’s (acting with the prior approval of the Dillard’s Special Committee), if the Company has breached or failed to perform or comply with any of its respective representations,

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warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform or comply would result in a failure of a condition set forth in Sections 7.1(a) or 7.1(d), except that if such breach or failure is capable of being cured, Dillard’s will not be entitled to terminate this Agreement pursuant to this Section 3.2(e) prior to the delivery by Dillard’s to the Company of written notice of such breach or failure, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Outside Date, the shorter of such periods, the “Company Breach Notice Period”), stating Dillard’s intention to terminate this Agreement pursuant to this Section 3.2(e) and the basis for such termination; provided that Dillard’s will not be entitled to terminate this Agreement pursuant to this Section 3.2(e) if (i) such breach or failure has been cured within the Company Breach Notice Period, or (ii) Dillard’s is then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement, which breach results in a failure of any condition set forth in Sections 7.2(a) or 7.2(c) to be satisfied;
(f)   by Dillard’s (acting with the prior approval of the Dillard’s Special Committee), if the Effective Time has not occurred on or before August 1, 2026 (the “Outside Date”); provided that Dillard’s will not be entitled to terminate this Agreement pursuant to this Section 3.2(f) if Dillard’s has materially breached its obligations under this Agreement, which breach or failure has primarily caused, or resulted in, the failure of the Effective Time to occur by the Outside Date; or
(g)   by the Company, if (i) the Company or Dillard’s receives written notice from the IRS that the PLR has been revoked or modified in a manner that is materially adverse to the Company or the Shareholders, or (ii) there has been a change in applicable Law after the Signing Date that would reasonably be expected to cause the Merger to fail to qualify for the Intended Tax Treatment; provided that the right to terminate this Agreement pursuant to this Section 3.2(g) shall not be available to the Company if the Company or any Shareholder has breached its obligations under this Agreement in a manner that has primarily caused, or resulted in, the failure (or anticipated failure) of the Merger to qualify for the Intended Tax Treatment.
3.3   Procedure Upon Termination.   In the event that this Agreement is validly terminated by either the Company and/or Dillard’s and the Transactions are abandoned pursuant to Section 3.2, written notice thereof shall forthwith be given to the other Party or Parties, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any Party (or any of its representatives), and all rights and obligations of each Party shall cease, in each case subject to the terms set forth in Section 3.4.
3.4   Effect of Termination.   If this Agreement is validly terminated pursuant to Section 3.2, then (a) this Agreement shall forthwith become void and of no further force or effect (except that Section 3.4, Section 6.5, and Article IX, and, solely to the extent applicable to the foregoing provisions, any definitions in this Agreement, will each survive the valid termination of this Agreement, in each case in accordance with their respective terms), and (b) there shall be no liability or obligation on the part of any of the Parties, except in the case of fraud or any Willful Breach committed by a Party prior to the time of such termination with respect to any representation, warranty or covenant or agreement contained herein. Nothing in this Article III shall be deemed to alter the provisions of Section 9.9 or otherwise impair the right of any Party to compel specific performance by another Party of its obligations under this Agreement in accordance with Section 9.8.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to Dillard’s that as of the Signing Date and immediately prior to the Effective Time:
4.1   Organization and Good Standing.   The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Arkansas and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified or authorized to do business and is in good standing under the Laws of each jurisdiction in which the conduct of its business or the ownership

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of its properties requires such qualification or authorization, except where the failure to so qualify would not have, or would not reasonably be expected to have, a material adverse effect on the Company.
4.2   Corporate Power; Enforceability.   The Company has all requisite power and authority and has taken all corporate action to execute and deliver this Agreement and the Company has all requisite power and authority and has taken all corporate action to execute and deliver each other Transaction Document to which the Company is or will be a party in connection with the Transactions, subject to receiving the Requisite Company Approval, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which the Company is or will be a party, and, subject to receiving the Requisite Company Approval, the consummation of the Transactions, have been duly authorized and approved by all requisite action on the part of the Company. This Agreement has been, and each of the other Transaction Documents to which the Company is or will be a party have been or will be at or prior to the Closing, duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement constitutes, and each of the other Transaction Documents to which the Company is or will be a party when so executed and delivered will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
4.3   Capitalization.   The authorized capital stock of the Company consists of (a) 13,000 shares of Company Voting Common Stock, of which 12,999 shares are issued and outstanding, and (b) 3,000 shares of Company Non-Voting Common Stock, of which 2,334 shares are issued and outstanding. As of the Signing Date, all of the shares of the Company Common Stock are held beneficially and of record by the Persons listed on Schedule 4.3 in the amounts set forth next to their respective names. All of the issued and outstanding shares of Company Common Stock were duly authorized for issuance and are validly issued, fully paid and non-assessable and were not issued in violation of any purchase or call option, right of first refusal, subscription right, preemptive right or any similar rights. The shares of Company Common Stock listed on Schedule 4.3 are all of the securities of the Company that are entitled to vote on the Merger. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Company to issue, sell, or otherwise cause to become outstanding any of its equity. There are no outstanding or authorized equity appreciation, phantom equity, profit participation, or similar rights with respect to Company.
4.4   Subsidiaries.   Except as set forth on Schedule 4.4, the Company does not own, directly or indirectly, any capital stock, equity interests or other equity securities of any Person.
4.5   Conflicts; Consents of Third Parties.
(a)   None of the execution and delivery by the Company of this Agreement or the other Transaction Documents to which the Company is or will be a party, the consummation of the Transactions, or compliance by the Company with any of the provisions hereof or thereof will (i) conflict with, or result in any violation or breach of (that in either case would have a material adverse effect on the Company), conflict with or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under any provision of (A) the articles of incorporation, bylaws, or other Organizational Documents of the Company; (B) any Contract or Permit to which the Company is a party or by which any of its assets are bound; (C) any Order applicable to the Company or by which any of its assets are bound; or (D) any applicable Law; or (ii) result in the creation or imposition of any Lien on the assets of the Company.
(b)   No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company in connection with (i) the execution and delivery of this Agreement or the other Transaction Documents to which the Company is or will be a party, the compliance by the Company with any of the provisions hereof and thereof, the consummation of the Transactions or the taking by the Company of any other

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action contemplated hereby or thereby, or (ii) the continuing validity and effectiveness immediately following the Closing of any Contract or Permit, except (i) the filing of the TX Certificate of Merger with the Secretary of State of the State of Texas and the filing of the AR Articles of Merger with the Secretary of State of the State of Arkansas; and (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act and the ABCA.
4.6   No Liabilities.   The Company has no Liabilities, obligations, or commitments of any nature whatsoever, whether asserted, known, absolute, accrued, matured, or otherwise, except (a) those which are adequately reflected or reserved against in the Financial Statements as of the Balance Sheet Date, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount.
4.7   Financial Statements.
(a)   True, correct and complete copies of (i) the unaudited balance sheets of the Company as of December 31, 2024 and December 31, 2025 (such later date, the “Balance Sheet Date”) and (ii) the unaudited statements of income and cash flows of the Company as of December 31, 2023, December 31, 2024 and December 31, 2025, including any related notes and schedules thereto (collectively, the “Financial Statements”) are attached as Schedule 4.7(a). The Financial Statements (x) have been prepared in accordance with GAAP consistently applied without modification of the accounting principles used in the preparation thereof throughout the periods presented, (y) are complete and correct in all material respects, and (z) fairly present the financial position, results of operations, and cash flows, as applicable, of the Company as at the dates and for the periods indicated therein.
(b)   The Financial Statements were derived from the books, records and accounts of the Company. All books, records and accounts of the Company are accurate and complete and are maintained in all material respects in accordance with good business practices and all applicable Laws. The Company maintains systems of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets and compliance with applicable Laws; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the actual levels at reasonable intervals and appropriate action is taken with respect to any differences. No independent accountant of the Company, or any current or former employee, consultant, director or officer of the Company, has identified or been made aware of any fraud, whether or not material, that involves the management or other current or former employees, consultants, directors or officers of the Company who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company, or any claim or allegation regarding any of the foregoing. The Company has not, and any director, officer, employee, auditor, accountant or other representative of the Company has not received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, in each case regarding deficient accounting or auditing practices, procedures, methodologies or methods of the Company or its internal accounting controls or any material inaccuracy in the Financial Statements.
4.8   Title to Assets; Operations.   The Company owns and has good and valid title to each of its assets (including the shares of Dillard’s Common Stock and the Owned Stock, in each case that are owned by the Company and set forth on Schedule 4.8), in each case free and clear of Liens (other than transfer restrictions arising under applicable securities Laws). The Company has no business operations and engages in no business activities other than (a) owning, holding, and disposing of the equity securities set forth on Schedule 4.8 (the “Owned Securities”) and (b) holding cash and cash equivalents and investing such amounts in short-term, investment grade instruments, in each case solely in a manner incidental to the ownership of the Owned Securities and the maintenance of the Company’s corporate existence. For the avoidance of doubt, the foregoing shall not prohibit activities that are ministerial, administrative, or de minimis in nature, including the payment of ordinary course expenses, compliance with applicable Law, and the filing of required Tax Returns.

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4.9   Absence of Certain Developments.   Since December 31, 2025, the Company has not engaged in any practice, taken any action, or entered into any transaction outside the Ordinary Course of Business.
4.10   Taxes.
(a)   The Company has timely filed all income and other material Tax Returns that it was required to file, and has paid all Taxes due and payable, whether or not shown or required to be shown on any Tax Return as owing. All such Tax Returns were true, correct and complete in all material respects.
(b)   The Company has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Laws.
(c)   Dillard’s has received complete copies of (i) all federal, state, local and foreign income or franchise Tax Returns of the Company relating to the taxable periods since January 1, 2021 and (ii) any audit report issued within the last three years relating to any Taxes due from or with respect to the Company.
(d)   No claim has been made by a Taxing Authority in a jurisdiction where the Company does not file Tax Returns such that it is or may be subject to taxation by that jurisdiction.
(e)   The Company is not a party to any Tax sharing, allocation, indemnity or similar agreement or arrangement (whether or not written) pursuant to which it will have any obligation to make any payments after the Closing.
(f)   Other than the PLR, the Company is not subject to any private letter ruling of the IRS or comparable rulings of any Taxing Authority.
(g)   There are no Liens as a result of any unpaid Taxes upon any of the assets of the Company.
(h)   The Company has never been a member of any consolidated, combined, affiliated or unitary group of corporations for any Tax purposes other than a group in which the Company is the common parent.
(i)   There is no taxable income of the Company that will be required under applicable Tax Law to be reported by Dillard’s or any of its Affiliates, for a taxable period (or portion of a Straddle Period) beginning on or after the Closing Date which taxable income was realized (and reflects economic income) arising prior to the Closing Date.
(j)   The Company has not participated in any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).
(k)   As of December 1, 2012, the Company duly elected to be treated as an S corporation pursuant to Section 1362(a) of the Code and the Laws of each state and other jurisdiction in which the Company conducts business or could otherwise be subject to income Taxes. Each of these elections is currently effective. No event has occurred (or fact has existed) that would preclude the Company from initially qualifying as an S corporation under Section 1361(a) of the Code or which would terminate the Company’s S corporation status (other than the Transactions). No Governmental Body has challenged the effectiveness of any of these elections.
4.11   Real Property.   The Company does not own or lease any real property and interests in real property, including improvements thereon and easements appurtenant thereto in fee.
4.12   Intellectual Property.   The Company does not own or has no right or license to use any Intellectual Property. There are no Legal Proceedings pending or threatened in writing against the Company relating to any Intellectual Property and the Company has not received any written notice of any claim within the last two (2) years, and no claim has been threatened in writing that alleges that any aspect of the business of the Company infringes or otherwise violates any third party’s right in or to such third party’s own Intellectual Property.

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4.13   Company Contracts.
(a)   Schedule 4.13(a) sets forth all Contracts to which the Company is a party, complete and accurate copies of which have been provided to Dillard’s (such Contracts, the “Company Contracts”).
(b)   Each of the Company Contracts is in full force and effect and is the legal, valid and binding obligation of the Company and of the other parties thereto, enforceable against each of them in accordance with its terms and, upon consummation of the Transactions, shall continue in full force and effect in all material respects without penalty or other adverse consequence. The Company is not in material default under any Company Contract, nor, to the Knowledge of the Company, is any other party to any Company Contract in material breach of or default thereunder, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a breach or default by the Company or any other party thereunder. There are no disputes pending or, to the Knowledge of the Company, threatened under any Company Contract.
4.14   Employee Benefit Plans.
(a)   (i) the Company does not have any employees and (ii) neither the Company nor any ERISA Affiliate has ever maintained or contributed to, or has any obligation under, any Plan.
(b)   Neither the Company nor any ERISA Affiliate maintains or is obligated to provide benefits under any life, medical or health plan (other than as an incidental benefit under a Plan intended to be “qualified” within the meaning of Section 401(a) of the Code (“Qualified Plan”)) which provides benefits to retirees or other terminated employees other than benefit continuation rights under the Consolidated Omnibus Budget Reconciliation of 1985, as amended.
(c)   Neither the Company nor any ERISA Affiliate has at any time contributed to or has any obligation to contribute to or has any Liability with respect to any “multiemployer plan”, as that term is defined in Section 4001 of ERISA or any “employee benefit plan” subject to Title IV of ERISA or Section 412 of the Code. No Plan is a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.
4.15   Litigation.   There is no Legal Proceeding pending or threatened against the Company before any Governmental Body, nor is there any reasonable basis for any such Legal Proceeding. The Company is not subject to any Order, and the Company is not in breach or violation of any Order. There are no Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or to which the Company is otherwise a party relating to this Agreement, any Transaction Document to which the Company is or will be a party, or the Transactions.
4.16   Compliance with Laws.   The Company has complied and is in compliance with all Laws applicable to its operations. The Company has not received any written or other notice of or been charged with the violation of any Laws. The Company is not under investigation with respect to the violation of any Laws and there are no facts or circumstances which could form the basis for any such violation.
4.17   Financial Advisors.   No Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Company in connection with the Transactions and no Person is or will be entitled to any fee or commission or like payment in respect thereof.
4.18   Related Party Transactions.   No equityholder, officer or manager of the Company, or any member of the immediate family of the foregoing (each, a “Related Party”) (a) owes any amount or has any claim against the Company or (b) is involved in any material business arrangement with the Company (save for an employment, ownership, or management relationship with the Company and other arms’-length transactions).
4.19   Banks.   Schedule 4.19 contains a complete and correct list of the names and locations of all banks in which the Company has accounts or safe deposit boxes and the names of all Persons authorized to draw thereon or to have access thereto.
4.20   Proxy Statement.   None of the information relating to the Company supplied or to be supplied by the Company, or by any other Person acting on behalf of the Company, in writing specifically for inclusion

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or incorporation by reference in the Proxy Statement or in any other SEC filing that Dillard’s is required to make in connection with the Transactions (including any amendment or supplement thereto) will, when filed, made available, mailed or distributed, as the case may be, at the time of the Dillard’s Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents that the Company is responsible for filing with the SEC in connection with the Transactions will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.
4.21   Anti-Takeover Laws.   Assuming that the representations of Dillard’s set forth in Section 5.7 are true and correct, (a) the Company Board has taken all necessary actions so that the restrictions on business combinations and similar transactions under any applicable Law (including the ABCA) will not be applicable to this Agreement or the Transactions, and no further action is required by the Company, and (b) there is no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation, or takeover-related provision in the Organizational Documents of the Company, or any shareholder rights plan or similar agreement, in each case under applicable Law, that is applicable to Dillard’s, this Agreement or the Transactions or that would prohibit or restrict the ability of the Company to enter into this Agreement or its ability to consummate the Transactions.
4.22   Accredited Investors.   Each Shareholder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Each Shareholder (a) has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment in shares of Dillard’s Common Stock to be received pursuant to this Agreement; (b) has had access to all information concerning Dillard’s and Dillard’s Common Stock that such Shareholder has requested; and (c) has the ability to bear the economic risk of such Shareholder’s investment in Dillard’s Common Stock for an indefinite period of time.
4.23   No Other Representations and Warranties.   Except for the representations and warranties contained in this Article IV (including the related portions of the Schedules attached hereto) and in the other Transaction Documents, none of the Company, the Shareholders or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of any Shareholder or the Company.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF DILLARD’S
Dillard’s hereby represents and warrants to the Company that as of the Signing Date and immediately prior to the Effective Time:
5.1   Organization and Good Standing.   Dillard’s is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas.
5.2   Corporate Power; Enforceability.   Dillard’s has full corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which Dillard’s is or will be a party in connection with the Transactions, and, subject to the receipt of the Dillard’s Shareholder Approval, to consummate the Transactions. The execution, delivery and performance by Dillard’s of this Agreement and each Transaction Document to which Dillard’s is or will be a party have been duly authorized by all necessary corporate action on behalf of Dillard’s and, subject to the receipt of the Dillard’s Shareholder Approval, no additional corporate actions on the part of Dillard’s are necessary to authorize (i) the execution and delivery of this Agreement by Dillard’s; (ii) the performance by Dillard’s of its covenants and obligations under this Agreement; or (iii) the consummation of the Transactions. This Agreement has been, and each Transaction Document to which Dillard’s is or will be a party have been or will be at or prior to the Closing, duly executed and delivered by Dillard’s and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each Transaction Document to which Dillard’s is or will be a party when so executed and delivered will constitute, the legal, valid and binding obligation of Dillard’s, enforceable against Dillard’s in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies

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generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).
5.3   Dillard’s Board Recommendation; Shareholder Approval.
(a)   The Dillard’s Board, acting upon the recommendation of the Dillard’s Special Committee, has (i) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of Dillard’s and its shareholders; (ii) approved and declared advisable this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger); (iii) recommended that Dillard’s shareholders approve this Agreement and the Transactions (including the Merger) (collectively, the “Dillard’s Board Recommendation”), which Dillard’s Board Recommendation has not been withdrawn, rescinded or modified in any way as of the Signing Date; and (iv) directed that this Agreement and the Transactions (including the Merger) be submitted to Dillard’s shareholders for approval at the Dillard’s Shareholder’s Meeting.
(b)   Because of the execution of the MOU, the only votes of holders of shares of Dillard’s Common Stock, or any class or series thereof, necessary to approve this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger) is the approval of this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger) by the affirmative vote of (i) the holders of a majority of the shares of Dillard’s Common Stock that are outstanding and entitled to vote thereon, voting as a single class, and (ii) pursuant to Sections 312.03(b) and 312.03(c) of the New York Stock Exchange Listed Company Manual, the holders of a majority of the shares of Dillard’s Common Stock present in person or represented by proxy at the Dillard’s Shareholders’ Meeting and entitled to vote on the subject matter (collectively, the “Dillard’s Shareholder Approval”). No other vote of the holders of shares or any other equity interests, or any class or series thereof, of Dillard’s is necessary to consummate the Transactions.
5.4   Conflicts; Consents of Third Parties.
(a)   Except as set forth on Schedule 5.4, none of the execution and delivery by Dillard’s of this Agreement and of the other Transaction Documents to which Dillard’s is or will be a party, the consummation of the Transactions, or the compliance by Dillard’s with any of the provisions hereof or thereof will (i) conflict with, or result in violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under any provision of (A) assuming the Dillard’s Shareholder Approval is obtained, the Organizational Documents of Dillard’s; (B) any Contract or Permit to which Dillard’s is a party or by which any of the properties or assets of Dillard’s are bound; (C) any Order of any Governmental Body applicable to Dillard’s or by which any of the properties or assets of Dillard’s are bound; or (D) any applicable Law; or (ii) result in the creation or imposition of any Lien on Dillard’s, except in the case of clauses (i)(B), (i)(D) and (ii), such matters that would not, individually or in the aggregate, have a material adverse effect on the ability of Dillard’s to perform its obligations under this Agreement or to consummate the Transactions.
(b)   No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Dillard’s in connection with the execution and delivery of this Agreement or the other Transaction Documents to which Dillard’s is or will be a party or the compliance by Dillard’s with any of the provisions hereof or thereof, except (i) the filing of the TX Certificate of Merger with the Secretary of State of the State of Texas and the filing of the AR Articles of Merger with the Secretary of State of the State of Arkansas; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act and the TBOC (including, for the avoidance of doubt, the Proxy Statement); and (iii) such other consents, waivers, approvals, Orders, Permits, authorizations, declarations, filings or notifications that, if not obtained, made or given, would not, individually or in the aggregate, have a material adverse effect on the ability of Dillard’s to consummate the Transactions.
5.5   Litigation.   There are no Legal Proceedings pending or, to the Knowledge of Dillard’s, threatened that are reasonably likely to prohibit or restrain the ability of Dillard’s to enter into this Agreement or consummate the Transactions.

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5.6   Shares of Surviving Corporation Common Stock.   Assuming that the representations and warranties of the Company contained in Section 4.3 are true and correct, the issuance of the Aggregate Stock Merger Consideration to the Shareholders in connection with the Merger is not required to be registered under the Securities Act of 1933 (the “Securities Act”). When issued to the Shareholders pursuant to this Agreement, the shares of capital stock of the Surviving Corporation constituting the Aggregate Stock Merger Consideration will be validly issued, fully paid and non-assessable and not subject to any preemptive rights.
5.7   Ownership of Company Common Stock.   Dillard’s does not beneficially own, and has not beneficially owned, any shares of Company Common Stock, and neither Dillard’s nor any of its Affiliates has taken any action that has, directly or indirectly, caused any “fair price,” “business combination,” “control share acquisition” or other similar anti-takeover statute or regulation in any jurisdiction to apply or purport to apply to the Transaction Documents and the transactions contemplated hereby and thereby.
5.8   Financial Advisors.   No Person has acted, directly or indirectly, as a broker, finder or financial advisor for Dillard’s in connection with the Transactions and no Person is entitled to any fee or commission or like payment in respect thereof.
5.9   No Other Representations and Warranties.   Except for the representations and warranties contained in this Article V (including the related portions of the Schedules attached hereto) and in the other Transaction Documents, neither Dillard’s nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Dillard’s.
ARTICLE VI
COVENANTS
6.1   Conduct of the Business Pending the Closing.   Except as otherwise contemplated or required by this Agreement, in connection with the Transactions, or with the prior written consent of Dillard’s (acting with the prior approval of the Dillard’s Special Committee), between the Signing Date and the Closing, the Company shall and each Shareholder shall cause the Company to: (a) conduct business only in the Ordinary Course of Business; (b) use its commercially reasonable efforts to (i) preserve the present business operations, organization (including officers) and goodwill of the Company and (ii) preserve the present relationships with Persons having business dealings with the Company; (c) maintain all of the assets and properties of, or used by, the Company in their current condition; (d) maintain the books, accounts and records of the Company in the Ordinary Course of Business; (e) comply in all material respects with all applicable Laws; (f) retain all shares of Dillard’s Common Stock owned by the Company as of the Signing Date; and (g) not incur, assume, or otherwise become liable for any Indebtedness or other liabilities or obligations (other than (i) ordinary course expenses incidental to the maintenance of the Company’s corporate existence and (ii) fees and expenses incurred in connection with the Transactions).
6.2   Commercially Reasonable Efforts; Consents.   Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions and to obtain satisfaction or waiver of the conditions precedent to the consummation of the Transactions, including (a) obtaining the necessary consent, approval, authorization, declaration, qualification, waiver, registration or notification to or from all applicable Persons that are required to be delivered or obtained hereunder or as may be necessary to consummate the Transactions (other than with respect to any such matter with respect to Antitrust Laws or any Governmental Body, which shall be governed by Section 6.10) and (b) the execution and delivery of any additional instruments as may be reasonably requested and necessary to consummate the Transactions; provided, that, in connection with seeking or obtaining any such consent or providing such notice, neither the Company, the Shareholder Representative or the Shareholders shall, without Dillard’s prior written consent: (i) incur, pay or agree to material out-of-pocket expenses or amounts that will be the Liability of the Company, Dillard’s or any of their respective Affiliates or (ii) offer to grant any accommodation or concession (financial or otherwise, including by modification or waiver of any Company Contract) that would be binding on the Company, Dillard’s or any of their respective Affiliates. The Company or the Shareholder Representative, on behalf of any Shareholder, as the case may be, shall provide Dillard’s with a copy of each notice or request for

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consent from any Person (other than the filings, requests, notices or consents with or to any Governmental Body contemplated by Section 6.10, which shall be governed by the terms thereof) promptly following or concurrently with sending such notice or request to such Person.
6.3   Further Assurances.   Each of the Company and Dillard’s shall use its commercially reasonable efforts (unless a higher standard is set forth elsewhere in this Agreement) to (a) take, or cause to be taken, all actions necessary, proper or advisable to consummate and make effective the Transactions and (b) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the Transactions set forth in Article VII.
6.4   Publicity.   Other than any press release that may be agreed in writing by the Parties, to be issued on or after the Signing Date and/or the Closing Date, no Party shall originate, or cause any of its respective Affiliates to originate, any publicity, news release or other public announcement concerning this Agreement, the Transaction Documents or the Transactions without obtaining the prior written approval of the other Party, which approval will not be unreasonably withheld or delayed; provided, that each Party may make any such announcement which (a) is necessary for a Party to perform its express obligations under this Agreement or the Transaction Documents (including disclosures to Governmental Bodies), (b) it in good faith believes, based on advice of counsel, is required by applicable Law or (c) is required by or advisable under the rules and regulations of any securities exchange or national market system upon which the securities of Dillard’s (or its current or future Affiliates) are listed; provided, further, that, to the extent required by applicable Law, the Party intending to make such release shall use its commercially reasonable efforts consistent with such applicable Law to consult with the other Party with respect to the timing and content thereof.
6.5   Confidentiality.
(a)   From and after the Closing Date, the Shareholder Representative, on behalf of the Shareholders, agrees that it shall not, and shall cause the Shareholders and their respective Affiliates and their respective officers and directors not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than authorized officers, directors and employees of Dillard’s or use or otherwise exploit for its own benefit or for the benefit of anyone other than Dillard’s, any non-public, confidential or proprietary information concerning the Company, Dillard’s or any of their respective Affiliates, or the Transactions, that was disclosed to or obtained by the Shareholder Representative or any Shareholder or any of their respective Affiliates or representatives (in their capacity as such) by or on behalf of the Company, Dillard’s or any of their respective Affiliates or representatives (in their capacity as such) in connection with the Transactions (“Confidential Information”). Notwithstanding the foregoing, the obligations set forth herein shall not apply to any disclosure of Confidential Information that is specifically required by applicable Law; provided that, to the extent reasonably possible, the Shareholder Representative shall provide Dillard’s with prompt notice of such requirement prior to any disclosure so that Dillard’s may seek an appropriate protective order.
(b)   The covenants and undertakings contained in this Section 6.5 relate to matters which are of a special, unique and extraordinary character and a violation of any of the terms of this Section 6.5 will cause irreparable injury to Dillard’s, the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, the remedy at law for any breach of this Section 6.5 will be inadequate. Therefore, Dillard’s will be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction in the event of any breach of this Section 6.5 without the necessity of proving actual damages or posting any bond whatsoever. The rights and remedies provided by this Section 6.5 are cumulative and in addition to any other rights and remedies which Dillard’s may have hereunder or at law or in equity.
6.6   Resignation of Officers and Directors.   The Company shall cause each of the officers and directors of the Company listed on Schedule 6.6 to submit a letter of resignation, effective as of the Effective Time and contingent on the Closing, from such offices in the form of Exhibit C.
6.7   Notification.   During the period from the Signing Date through the Closing Date or the earlier termination of this Agreement in accordance with Article III, (a) the Company shall promptly notify Dillard’s

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in writing if it becomes aware of (i) any fact or condition that causes or constitutes a breach or inaccuracy of any of the Company’s representations and warranties made as of the Signing Date or (ii) the occurrence after the Signing Date of any fact or condition that would be reasonably likely to (except as expressly contemplated by this Agreement) cause or constitute a breach or inaccuracy of any such representation or warranty had that representation or warranty been made at the time of the occurrence of, or the Company’s discovery of, such fact or condition, and (b) the Company shall promptly notify Dillard’s of the occurrence of any breach of any covenant of the Company in this Article VI or of the occurrence of any event that may result in the failure of any condition set forth in Article VII.
6.8   Company Shareholders’ Meeting.   The Company shall (a) take all action necessary in accordance with the ABCA and its Organizational Documents to duly call, give notice of, convene and hold a meeting of the Shareholders (the “Company Shareholders’ Meeting”) for the purpose of obtaining the Requisite Company Approval, which Company Shareholders’ Meeting shall be held as promptly as reasonably practicable after the Signing Date and, in any event, no later than ten (10) Business Days after the Signing Date (unless Dillard’s otherwise consents in writing to a later date), (b) include the Company Board’s recommendation that the Shareholders adopt this Agreement (including the plan of merger set forth herein) and approve the Transactions (including the Merger) in any materials distributed to the Shareholders in connection with the Company Shareholders’ Meeting, and (c) use all reasonable best efforts to solicit from the Shareholders approval of this Agreement and the Transactions. The Company may postpone or adjourn the Company Shareholders’ Meeting from time to time (i) with the express written consent of Dillard’s, (ii) if a quorum has not been established, or (iii) to solicit additional votes if necessary in order to obtain the Requisite Company Approval; provided that the Company shall not postpone or adjourn the Company Shareholders’ Meeting pursuant to the foregoing clause (ii) or (iii) for more than ten (10) Business Days after the date for which the Company Shareholders’ Meeting is originally scheduled without Dillard’s express written consent (which consent shall not be unreasonably withheld, delayed or conditioned). The Company shall take all other action necessary or advisable to secure the Requisite Company Approval and, if applicable, any additional consents or approvals of the Shareholders related thereto.
6.9   Dillard’s Shareholders’ Meeting.
(a)   As promptly as reasonably practicable (and, in any event, not later than twenty (20) Business Days) after the execution of this Agreement, Dillard’s shall prepare and file the Proxy Statement with the SEC, which shall, subject to this Section 6.9, include the Dillard’s Board Recommendation. The Company, and its counsel, shall be given a reasonable opportunity to review and comment on the Proxy Statement before it is filed with the SEC, and Dillard’s shall give due consideration to any reasonable additions, deletions or changes suggested thereto by the Company or its counsel. Dillard’s shall use its reasonable best efforts to resolve and respond as promptly as practicable to comments by the SEC staff in respect of the Proxy Statement as promptly as practicable after receipt of such comments. Dillard’s shall cause the definitive Proxy Statement to be mailed to Dillard’s shareholders as of the record date established for the Dillard’s Shareholder’s Meeting promptly (and, in any event, no more than five (5) Business Days) after the earlier of (i) the tenth (10th) day after the Proxy Statement is filed with the SEC, if the SEC has not informed Dillard’s that it will review the Proxy Statement, and (ii) confirmation by the SEC that the SEC has no further comments on the Proxy Statement. Dillard’s shall provide the Company and its counsel with copies of any written comments, and shall provide them a summary of any oral comments, that Dillard’s or its counsel receive from the SEC or its staff with respect to the Proxy Statement as promptly as practicable after receipt of such comments, and any written or oral responses thereto. The Company and its counsel shall be given a reasonable opportunity to review and comment on any such responses and Dillard’s shall give due consideration to the reasonable additions, deletions or changes suggested thereto by the Company or its counsel. The Company shall furnish all information that is customarily included in a proxy statement prepared in connection with transactions of the type contemplated by this Agreement concerning itself and its Affiliates as promptly as reasonably practicable after the Signing Date. Dillard’s shall pay the filing fee incurred in connection with the filing of the preliminary Proxy Statement in accordance with Rules 0-11(c)(1) and 0-11(c)(3) promulgated under the Exchange Act. On or prior to the Closing, the Company shall reimburse Dillard’s for the Company’s proportionate share of such filing fee.
(b)   Subject to the other provisions of this Agreement, Dillard’s shall (i) take all action necessary in accordance with the TBOC, its Organizational Documents, and the rules and regulations of the New

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York Stock Exchange (as applicable) to duly call, give notice of, convene and hold a meeting of Dillard’s shareholders promptly following the mailing of the Proxy Statement for the purpose of obtaining the Dillard’s Shareholder Approval (the “Dillard’s Shareholders’ Meeting”), and (ii) except in each case to the extent that the Dillard’s Board shall have made a Change in Recommendation as permitted by and in accordance with this Section 6.9, include the Dillard’s Board Recommendation in the Proxy Statement and use all reasonable best efforts to solicit from Dillard’s shareholders proxies in favor of the approval of this Agreement and the Transactions (including by postponing or adjourning the Dillard’s Shareholder’s Meeting to allow additional solicitation of proxies in order to obtain the Dillard’s Shareholder Approval if necessary). Dillard’s may also postpone or adjourn the Dillard’s Shareholder’s Meeting from time to time (i) with the express written consent of the Company, (ii) if a quorum has not been established, (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Dillard’s Board has determined in good faith is necessary or advisable and for such supplemental or amended disclosure to be disseminated and reviewed by Dillard’s shareholders prior to the Dillard’s Shareholder’s Meeting, (iv) to solicit additional proxies if necessary in order to obtain the Dillard’s Shareholder Approval or (v) if required by Law; provided that Dillard’s shall not postpone or adjourn the Dillard’s Shareholder’s Meeting (A) pursuant to the foregoing clause (iii), (iv), or (v) for more than ten (10) Business Days after the date for which the Dillard’s Shareholder’s Meeting is originally scheduled without the Company’s express written consent (which consent shall not be unreasonably withheld, delayed or conditioned) and (B) to a date after the date that is two (2) Business Days prior to the Outside Date. Notwithstanding anything to the contrary contained in this Agreement, Dillard’s shall not be required to hold the Dillard’s Shareholder’s Meeting if this Agreement is terminated in accordance with the terms set forth in Section 3.2.
(c)   Notwithstanding the foregoing, at any time prior to, but not after, obtaining Dillard’s Shareholder Approval, in response to an Intervening Event, the Dillard’s Board may fail to make, amend, change, withdraw, modify, withhold or qualify the Dillard’s Board Recommendation (any such action, a “Change in Recommendation”) only if (i) the Dillard’s Special Committee shall have first determined in good faith, after consultation with its outside legal counsel, that a Change in Recommendation is warranted in response to such Intervening Event and shall have recommended such Change in Recommendation to the Dillard’s Board, and (ii) the Dillard’s Board, acting upon such recommendation of the Dillard’s Special Committee, shall have determined in good faith, after consultation with its outside legal counsel, that a failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the Dillard’s Board’s fiduciary duties under applicable Law; provided, that the Dillard’s Board will not be entitled to make, or agree or resolve to make, a Change in Recommendation unless Dillard’s delivers to the Company a written notice (an “Intervening Event Notice”), which shall describe the applicable Intervening Event in reasonable detail, at least five (5) Business Days in advance of the Dillard’s Board effecting a Change in Recommendation (such period, the “Intervening Event Notice Period”) (it being agreed that neither the delivery of such notice by Dillard’s nor any public announcement that the Dillard’s Board or the Dillard’s Special Committee has delivered such notice shall, in itself, constitute a Change in Recommendation). Prior to effecting such Change in Recommendation, Dillard’s and its representatives, during the Intervening Event Notice Period, shall have negotiated with the Company and its representatives in good faith (to the extent that the Company desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Dillard’s Board (acting upon the recommendation of the Dillard’s Special Committee) would no longer determine that the failure to make a Change in Recommendation in connection with such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law. Following the expiration of the Intervening Event Notice Period and prior to effecting any Change in Recommendation, (A) the Dillard’s Special Committee shall have re-determined in good faith, after consultation with its outside legal counsel and, to the extent the Company shall have proposed any adjustments to the terms and conditions of this Agreement during the Intervening Event Notice Period, after giving due consideration to such proposed adjustments, that a Change in Recommendation remains warranted and shall have re-recommended such Change in Recommendation to the Dillard’s Board, and (B) the Dillard’s Board, acting upon such re-determination and recommendation of the Dillard’s Special Committee, shall have re-determined in good faith, after consultation with its outside legal counsel, that a failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the Dillard’s Board’s fiduciary duties under applicable Law.

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6.10   Regulatory Matters.
(a)   To the extent required under any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act (“Antitrust Laws”), each Party agrees to promptly make any required filing or application under Antitrust Laws, as applicable, and with respect to the HSR Act make any required filings no later than thirty (30) Business Days after the Signing Date, and the Company shall cause each of its Shareholders who is required to make a filing under the HSR Act to make such filing no later than thirty (30) Business Days after the Signing Date. The Parties agree to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to Antitrust Laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable, under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act, and the Company shall cause each of its Shareholders who is required to make a filing to comply with the foregoing.
(b)   The Parties each shall, in connection with its efforts to obtain all requisite approvals and expiration or termination of waiting periods for the Transactions under any Antitrust Law, use its reasonable best efforts to: (i) cooperate in all respects with each other Party or its Affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private person; (ii) keep the other Parties reasonably informed of any communication received by such Party or its Affiliates from, or given by such Party or its representatives to, any Governmental Body and of any communication received or given in connection with any proceeding by a private person, in each case regarding any of the Transactions, and promptly furnish the other with copies of all such written communications (with the exception of the filings, if any, submitted under the HSR Act); (iii) permit the other Parties and their respective outside counsel to review in advance any written communication to be given by it to, and consult with each other in advance of any meeting or video or telephonic conference with, any Governmental Body or, in connection with any proceeding by a private person, with any other person, and to the extent permitted by such Governmental Body or other person, give the other Parties the opportunity to attend and participate in such in-person, video or telephonic meetings and conferences; (iv) in the event a Party is prohibited from participating in or attending any in person, video or telephonic meetings or conferences, the other Parties shall keep such Party promptly and reasonably apprised with respect thereto; and (v) use reasonable best efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the Transactions, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Body. The Company shall cause each of its Shareholders required to make a filing under the HSR Act to cooperate with the Parties in connection with such Shareholder’s filing and any related investigation or inquiry.
(c)   No Party shall take any action that could reasonably be expected to adversely affect or materially delay the approval of any Governmental Body, or the expiration or termination of any waiting period under Antitrust Laws, including by agreeing to merge with or acquire any other person or acquire a substantial portion of the assets of or equity in any other person, and the Company shall cause each of its Shareholders who is required to make a filing under the HSR Act to comply with the foregoing. The Parties further covenant and agree, with respect to a threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the Parties to consummate the Transactions, to use reasonable best efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be.
ARTICLE VII
CONDITIONS TO CLOSING
7.1   Conditions to Obligations of Dillard’s.   The obligations of Dillard’s to consummate the Transactions is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived in writing by Dillard’s (acting with the prior approval of the Dillard’s Special Committee) in whole or in part to the extent permitted by applicable Law):

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(a)   the representations and warranties of the Company set forth in this Agreement shall have been true and correct in all material respects as of the Signing Date and shall be true and correct in all material respects at and as of the Closing Date (other than the Fundamental Representations, which shall be true and correct in all respects), in each case, as of the Signing Date and as of the Closing Date as though made at and as of the Closing Date, except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time;
(b)   the Requisite Company Approval shall have been duly obtained by the Company at the Company Shareholders’ Meeting in accordance with applicable Law and the Organizational Documents of the Company;
(c)   the Dillard’s Shareholder Approval shall have been duly obtained in accordance with applicable Law, the Organizational Documents of Dillard’s, and the applicable rules of the New York Stock Exchange;
(d)   the Company and the Shareholders shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by the Company or the Shareholders on or prior to the Closing Date, including the Company’s reimbursement obligation to Dillard’s with respect to the filing fee incurred in connection with the filing of the preliminary Proxy Statement in accordance with Section 6.9(a);
(e)   all required filings under the HSR Act (including, for the avoidance of doubt, with respect to any filing under the HSR Act that is required to be made by any Shareholder in connection with the Transactions) shall have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act (and any extension thereof, or any timing agreements, understandings or commitments obtained by request or other action of the Antitrust Division of the U.S. Department of Justice or the U.S. Federal Trade Commission, as applicable) shall have expired or been terminated;
(f)   there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the Transactions;
(g)   the Company shall have delivered to Dillard’s a certificate, dated as of the Closing Date and duly executed by an officer of the Company, given by him or her on behalf of the Company and not in his or her individual capacity, certifying as to: (i) an attached copy of the resolutions of the Company Board authorizing and approving the execution, delivery and performance of, and the consummation of, the Transactions, and stating that such resolutions have not been amended, modified, revoked or rescinded; and (ii) true and complete copies of the Organizational Documents of the Company;
(h)   the Company shall have delivered to Dillard’s a certificate, dated as of the Closing Date and duly executed by an officer of the Company, certifying to the effect that the conditions set forth in Sections 7.1(a), 7.1(b) and 7.1(d) have been satisfied;
(i)   each of the Shareholders (other than holders of Dissenting Shares) shall have delivered the Stock Certificates representing all shares of Company Common Stock owned by each such Shareholder (other than Dissenting Shares) to Dillard’s (or, with respect to any Shareholder who has lost, misplaced, or destroyed such Shareholder’s Stock Certificates, such Shareholder shall have complied with the procedures set forth in Section 2.6);
(j)   the Company shall have delivered to Dillard’s evidence reasonably satisfactory to Dillard’s that the number of Dissenting Shares as of the Effective Time does not exceed one percent (1%) of the number of outstanding shares of Company Common Stock; and
(k)   the aggregate number of shares of Dillard’s Class B Common Stock that are held by registered holders of Dillard’s Class B Common Stock who have properly and validly exercised and perfected their statutory rights of dissent and appraisal in respect of such shares in accordance with the TBOC shall not exceed one percent (1%) of the total number of outstanding shares of Dillard’s Class B Common Stock as of the Effective Time.

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7.2   Conditions to Obligations of the Company and the Shareholder Representative.   The obligations of the Company and the Shareholder Representative to consummate the Transactions are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived in writing by the Company in whole or in part to the extent permitted by applicable Law):
(a)   the representations and warranties of Dillard’s set forth in this Agreement, without giving effect to any qualifications as to materiality or other similar qualifications contained therein, shall have been true and correct at and as of the Signing Date and shall have be true and correct at and as of the Closing Date as though made on the Closing Date (except for representations and warranties that relate to a specific date or time, which need only be true and correct as of such date or time), except where the failure to be so true and correct would not have, individually or in the aggregate, a material adverse effect, or prevent, materially delay or materially impede the performance by Dillard’s of its obligations under this Agreement or the Transaction Documents to which Dillard’s is or will be a party or the consummation of the Transactions;
(b)   the Dillard’s Shareholder Approval shall have been duly obtained in accordance with applicable Law, the Organizational Documents of Dillard’s, and the applicable rules of the New York Stock Exchange;
(c)   Dillard’s shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by Dillard’s on or prior to the Closing Date;
(d)   all required filings under the HSR Act (including, for the avoidance of doubt, with respect to any filing under the HSR Act that is required to be made by any Shareholder in connection with the Transactions) shall have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act (and any extension thereof, or any timing agreements, understandings or commitments obtained by request or other action of the Antitrust Division of the U.S. Department of Justice or the U.S. Federal Trade Commission, as applicable) shall have expired or been terminated;
(e)   Dillard’s shall have delivered to the Company a certificate, dated as of the Closing Date and duly executed by an officer of Dillard’s, certifying to the effect that the conditions set forth in Sections 7.2(a), 7.2(b) and 7.2(c) have been satisfied; and
(f)   there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the Transactions.
ARTICLE VIII
INDEMNIFICATION
8.1   Survival of Representations and Warranties.   The representations and warranties of the Parties contained in this Agreement, as well as the representations and warranties of any Shareholder contained in any Letter of Transmittal delivered by such Shareholder pursuant to Section 2.4, any certificate delivered pursuant hereto or pursuant to any Transaction Document shall survive the Closing (as applicable, the “Survival Period”) through and including the two-year anniversary of the Closing Date (the “General Survival Period”); provided, that the representations and warranties of the Company contained in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.9, 4.10, 4.16, 4.17, 4.19, 4.20 and 4.21 (collectively, the “Fundamental Representations”) shall survive indefinitely following the Closing Date. Notwithstanding the foregoing or any other generally applicable statute of limitations, any obligations under Sections 8.2(a)(i) and 8.2(b)(i) shall not terminate with respect to any Losses as to which the Person to be indemnified shall have given notice (stating in reasonable detail the basis of the claim for indemnification) to the indemnifying party in accordance with Section 8.3(a) before the termination of the applicable Survival Period. All covenants and agreements of the Parties contained herein shall survive the Closing indefinitely or for such shorter period expressly provided therein.

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8.2   Indemnification.
(a)   Company Indemnification Matters.   Each Shareholder hereby agrees to severally and not jointly indemnify and hold Dillard’s and its Affiliates and their respective directors, managers, officers, employees, equity holders, members, partners, agents, attorneys, representatives, successors and assigns (collectively, the “Dillard’s Indemnified Parties”) harmless from and against, and pay to the applicable Dillard’s Indemnified Parties the amount of such Shareholder’s Pro Rata Share of, any and all losses, Liabilities, claims, obligations, deficiencies, demands, judgments, damages (excluding any punitive damages, except to the extent arising from a Third Party Claim), interest, fines, penalties, claims, suits, actions, causes of action, assessments, awards, costs and expenses (including costs of investigation and defense and attorneys’ and other professionals’ fees and including those arising under Environmental Law), whether or not involving a Third Party Claim or Legal Proceeding (individually, a “Loss” and, collectively, “Losses”) to the extent based upon, attributable to or resulting from:
(i)   any breach or inaccuracy of the representations or warranties made by the Company in this Agreement (including Article IV thereof) or any certificate or other document furnished or to be furnished to Dillard’s pursuant to this Agreement;
(ii)   any breach of any covenant or other agreement on the part of each Shareholder or the Company under this Agreement;
(iii)   any Indebtedness or expenses of the Company outstanding as of the Closing;
(iv)   any Indemnified Taxes; or
(v)   any Liability, event, condition, circumstance, activity, practice, incident, action, omission, negligence, fault or plan initially existing or occurring (or alleged to have occurred) prior to the Closing relating to or involving in any way the Company or its operation.
(b)   Shareholder Indemnification Matters.   In the event the Closing occurs, each Shareholder, severally and not jointly (and solely with respect to such Shareholder), covenants and agrees that it shall indemnify and hold harmless the Dillard’s Indemnified Parties from and against any and all Losses incurred or suffered by the Dillard’s Indemnified Parties to the extent arising or resulting from any of the following:
(i)   any breach of any representation, warranty or covenant of such Shareholder contained in any Letter of Transmittal delivered by such Shareholder pursuant to Section 2.4 or in any certificate, instrument or document delivered by such Shareholder (in such Person’s capacity as a shareholder of the Company) pursuant to the terms of this Agreement; or
(ii)   any failure of such Shareholder to hold good and valid title to the issued and outstanding Company Common Stock issued in the name of such Shareholder at the Closing, in each case, free and clear of all Liens (other than transfer restrictions arising under applicable securities Laws).
(c)   Dillard’s Indemnification Matters.   Subject to Sections 8.2(a) and 8.2(b), Dillard’s hereby agrees to indemnify and hold each Shareholder and their respective Affiliates, equity holders, directors, officers, employees, members, partners, agents, attorneys, representatives, successors and permitted assigns (collectively, the “Company Indemnified Parties”) harmless from and against, and pay to the applicable Company Indemnified Parties the amount of, any and all Losses based upon, attributable to or resulting from:
(i)   any breach or inaccuracy of the representations or warranties made by Dillard’s in this Agreement or any certificate or other document furnished or to be furnished to the Company pursuant to this Agreement; or
(ii)   any breach of any covenant or other agreement on the part of Dillard’s under this Agreement.

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8.3   Indemnification Procedures.
(a)   A claim for indemnification for Losses for any matter not involving a Third Party Claim may be asserted by notice to the party from whom indemnification is sought.
(b)   In the event that any Legal Proceedings shall be instituted or that any claim or demand shall be asserted by any third party in respect of which indemnification may be sought under Sections 8.2 (a “Third Party Claim”), the indemnified party shall promptly cause written notice of the assertion of any Third Party Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party (the Shareholder Representative if the Shareholders are the indemnifying party). For the avoidance of doubt, if the Shareholders are the indemnifying party, the Shareholder Representative shall have full power and authority to act on behalf of all Shareholders with respect to any Third Party Claim, including the right to defend against, negotiate, settle or otherwise deal with any such Third Party Claim on behalf of the Shareholders, in each case subject to and in accordance with Section 9.11. The failure of the indemnified party to give reasonably prompt notice of any Third Party Claim shall not release, waive or otherwise affect the indemnifying party’s obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual material loss and prejudice as a result of such failure. Subject to the provisions of this Section 8.3, the indemnifying party shall have the right, at its sole expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified party, and to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against by it hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against by it hereunder, it shall within 20 days of the indemnified party’s written notice of the assertion of such Third Party Claim (or sooner, if the nature of the Third Party Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against by it hereunder or contests its obligation to indemnify the indemnified party for such Losses under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Third Party Claim. If the indemnified party defends any Third Party Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Third Party Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Third Party Claim, the indemnified party may participate, at his or its own expense, in the defense of such Third Party Claim; provided, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if in the reasonable opinion of counsel to the indemnified party, a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Third Party Claim. Each Party agrees to provide reasonable access to each other party to such documents and information as may be reasonably requested in connection with the defense, negotiation or settlement of any such Third Party Claim. Notwithstanding anything in this Section 8.3 to the contrary, neither the indemnifying party nor the indemnified party shall, without the prior written consent of the other party (or, in the case of the Shareholders, the prior written consent of the Shareholder Representative acting on behalf of the Shareholders in accordance with Section 9.11), settle or compromise any Third Party Claim or permit a default or consent to entry of any judgment unless the claimant (or claimants) and such party provide to such other party an unqualified release from all Liability in respect of the Third Party Claim and such settlement or compromise does not lead to the creation of a financial or other obligation on the part of the indemnified party. If the indemnifying party makes any payment on any Third Party Claim, the indemnifying party shall be subrogated, to the extent of such payment, to all rights and remedies of the indemnified party to any insurance benefits or other claims of the indemnified party with respect to such Third Party Claim.
(c)   After any final decision, judgment or award shall have been rendered by a Governmental Body of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement, in each case with respect to a Third Party Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by

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the indemnifying party pursuant to this Agreement with respect to such matter and the indemnifying party shall pay all of such remaining sums so due and owing to the indemnified party.
8.4   Limitations on Indemnification.   Neither the Shareholders (in the aggregate) nor Dillard’s shall be required to indemnify any Person under Sections 8.2(a)(i) or 8.2(b)(i) (in the case of the Shareholders), or 8.2(c)(i) (in the case of Dillard’s) for an aggregate amount of Losses exceeding the Aggregate Merger Consideration (the “Cap”). Notwithstanding the foregoing, the limitations set forth in this Section 8.4 shall not apply to Losses based upon, arising out of, or with respect to or by reason of any inaccuracy in or breach of (i) any Fundamental Representation, or (ii) in the case of fraud or intentional misconduct.
8.5   Tax Matters.
(a)   Filing of Tax Returns; Payment of Taxes.
(i)   The Company shall timely file all Tax Returns required to be filed by it that are due on or prior to the Closing Date and shall pay or cause to be timely paid all Taxes shown due thereon. All Tax Returns described in this Section 8.5(a)(i) shall be prepared in a manner consistent with prior practice.
(ii)   The Shareholders shall cause to be prepared and Dillard’s shall timely file all Tax Returns required to be filed by the Company for all Tax periods that end before or on the Closing Date and are due after the Closing Date and shall pay or cause to be timely paid all Taxes shown due thereon. The Shareholder Representative shall provide Dillard’s with copies of such completed Tax Returns at least thirty days prior to the due date for filing thereof, along with supporting workpapers, for Dillard’s review and approval, and the Shareholder Representative shall incorporate any reasonable comments of Dillard’s into the final Tax Return to be filed.
(b)   Apportionment of Taxes.   The Parties agree that for U.S. federal income Tax purposes, the Tax year of the Company shall end as of the end of the day on the Closing Date. For purposes of determining whether the following Taxes with respect to any Straddle Period (if any) are attributable to a Pre-Closing Tax Period, the Parties agree as follows: (i) in the case of property Taxes and other similar Taxes imposed on a periodic basis for a Straddle Period, the amounts that are attributable to the portion of the Straddle Period ending on the Closing Date shall be determined by multiplying the Taxes for the entire Straddle Period by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period; and (ii) in the case of all other Taxes for a Straddle Period (including income Taxes, employment Taxes, and sales and use Taxes) the amount attributable to the portion of the Straddle Period ending on the Closing Date shall be determined as if the Company filed a separate Tax Return with respect to such Taxes for the portion of the Straddle Period ending as of the end of the day on the Closing Date using a “closing of the books methodology.” For purposes of clause (ii), any item determined on an annual or periodic basis (including amortization and depreciation deductions and the effects of graduated rates) shall be allocated to the portion of the Straddle Period ending on the Closing Date based on the mechanics set forth in clause (i) for periodic Taxes.
(c)   Tax Audits.
(i)   If notice of any Legal Proceeding with respect to Taxes of the Company (a “Tax Claim”) shall be received by either Party for which the other Party may reasonably be expected to be liable pursuant to Section 8.2(a), the notified Party shall notify such other Party in writing of such Tax Claim; provided, that the failure of the notified Party to give the other Party notice as provided herein shall not relieve such failing Party of its obligations under this Section 8.5 except to the extent that the other Party is actually and materially prejudiced thereby.
(ii)   Dillard’s shall have the right, at the expense of the Shareholders to the extent such Tax Claim is subject to indemnification by the Shareholders pursuant to Section 8.5(a), to represent the interests of the Company in any Tax Claim, provided, that with respect to a Tax Claim relating exclusively to taxable periods ending before the Closing Date, Dillard’s shall not settle such claim without the consent of the Shareholder Representative, which consent shall not be unreasonably withheld.

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(d)   Intended Tax Treatment.   The Parties intend that (i) the Merger shall qualify as a “reorganization” constituting a “statutory merger or consolidation” within the meaning of Section 368(a)(1)(A) of the Code and Treasury Regulations Section 1.368-2(b)(1)(ii) (the “Intended Tax Treatment”) in accordance with the PLR, and (ii) this Agreement shall constitute, and is hereby adopted as, a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-1(c). Neither the Company nor Dillard’s has knowledge of any facts or circumstances which would cause the Merger to fail to qualify as a “reorganization” constituting a “statutory merger or consolidation” within the meaning of Section 368(a)(1)(A) of the Code and Treasury Regulations Section 1.368-2(b)(1)(ii) or comply with the transaction as described in the PLR, including, for the avoidance of doubt, compliance with the representations made to the IRS with respect to the PLR and included in the PLR as addressed to the Company. Neither the Company nor Dillard’s will knowingly take any action, or fail to take any action, which action or failure to act would cause the Merger not to qualify as a “reorganization” constituting a “statutory merger or consolidation” within the meaning of Section 368(a)(1)(A) of the Code and Treasury Regulations Section 1.368-2(b)(1)(ii).
(e)   Transfer Taxes.   The Shareholders shall be liable for and shall pay (and shall indemnify and hold harmless the Dillard’s Indemnified Parties against) all sales, use, stamp, documentary, filing, recording, transfer or similar fees or Taxes or governmental charges as levied by any Governmental Body including any interest and penalties) in connection with the Transactions.
(f)   Mutual Cooperation.   Dillard’s and the Shareholder Representative will cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any audit or other action with respect to Taxes. Such cooperation will include the retention and (upon the other Party’s request) the provision of records and information reasonably relevant to any such audit or action and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Dillard’s will retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until expiration of the statute of limitations of the respective taxable periods and to give the Shareholder Representative written notice prior to transferring, destroying or discarding any such books and records and, if the Shareholder Representative so requests, Dillard’s shall allow the Shareholder Representative to take possession of such books and records prior to destroying or discarding them. Dillard’s and the Shareholder Representative further agree, upon request, to use their commercially reasonable best efforts to obtain any certificate or other document from any Governmental Body or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the Transactions).
8.6   Tax Treatment of Indemnity Payments.   To the extent permitted by Law, the Company and Dillard’s agree to treat any indemnity payment made pursuant to this Article VIII as an adjustment to the Aggregate Merger Consideration for all Tax purposes.
8.7   Right to Set-Off.   In addition to any other remedies available to the Dillard’s Indemnified Parties hereunder, each Dillard’s Indemnified Party, shall have the right, at its option, to offset any obligation that a Dillard’s Indemnified Party has to pay any amounts to any Shareholder against the Shareholders’ indemnification obligations under this Agreement and thereby withhold and retain an amount that any Shareholder owes hereunder from such payment obligations to the Shareholders.
8.8   Shareholders’ Approval.   By executing and delivering a Letter of Transmittal pursuant to Section 2.4, a Shareholder will be deemed to have approved of and consented to the terms and provisions of this Agreement, including the terms and provisions of this Article VIII and the appointment of the Shareholder Representative pursuant to Section 9.11.
ARTICLE IX
MISCELLANEOUS
9.1   Expenses.   Except as otherwise provided in this Agreement, each of the Company and Dillard’s shall bear its own fees and expenses incurred in connection with this Agreement, the other Transaction Documents, and the Transactions; provided, however, that the fees and expenses associated with the HSR Act filings made by any of the Shareholders in accordance with Section 6.10 shall be borne by each applicable

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Shareholder. The Company shall pay, or cause to be paid, in full prior to the Closing all fees and expenses of the Company incurred in connection with this Agreement, the other Transaction Documents, and the Transactions, including all legal, accounting, tax, financial advisory, consulting, and similar fees and expenses, and no such fees or expenses shall remain outstanding at or following the Closing.
9.2   Consent to Service of Process.   Each of the Parties hereby consents to process being served by any Party to this Agreement in any Legal Proceeding by the delivery of a copy thereof in accordance with the provisions of Section 9.5.
9.3   Entire Agreement; Amendments and Waivers.   This Agreement (including the schedules and exhibits hereto) and the other Transaction Documents represent the entire understanding and agreement between the Parties with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought; provided, however, that any such amendment, supplement, modification or waiver by Dillard’s shall require the prior approval of the Dillard’s Special Committee. No oral statements or prior written material not specifically incorporated in this Agreement shall be of any force and effect. The Parties represent and acknowledge that in executing this Agreement, the Parties did not rely, and have not relied, on any communications, promises, statements, inducements, or representation(s), oral or written, by any other Party, except as expressly contained in this Agreement. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by Law.
9.4   Governing Law; Exclusive Jurisdiction; Waiver of Jury Trial.
(a)   This Agreement shall be deemed to have been made under and shall be governed by and construed and enforced in accordance with the Laws of the State of Texas, without giving effect to principles of conflict of laws. All Legal Proceedings, and any and all other actions or disputes arising under or relating to this Agreement or the breach or enforcement thereof, shall be heard and determined exclusively in the First Business Court Division of the State of Texas (“Texas Business Court”) if the matter meets the jurisdictional requirements of the Texas Business Court, and if the claim does not meet the jurisdictional requirements of the Texas Business Court, then the matter shall be exclusively brought in a federal district court in the Northern District of Texas, Dallas Division (the “Federal Court”), or if the Federal Court does not have jurisdiction, in a Texas state district court in Dallas County, Texas. Each of the Parties irrevocably and unconditionally submits to the jurisdiction of the Texas Business Court (including any claim that would be within the Texas Business Court’s supplemental jurisdiction, which the Parties hereby agree shall be brought in the same action, and further agree to seek any required consents from the Texas Business Court to join all such supplemental claims), or to the extent any claim or portion thereof must be brought in one of the following courts as required by applicable Law and this Section 9.4(a), the federal or state district courts located in Dallas County, Texas.
(b)   EACH PARTY, ON ITS OWN BEHALF AND ON BEHALF OF ALL AFFILIATES, SUCCESSORS, ASSIGNS, AND BENEFICIARIES, HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER OR RELATING TO THIS AGREEMENT, OR THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THE PARTIES MAY FILE AN

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ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
(c)   Each Party, on its own behalf and on behalf of all Affiliates, successors, assigns, and beneficiaries, hereby (i) submits to the exclusive jurisdiction of the Texas Business Court (or alternatively to the exclusive jurisdiction of the Federal Court or the state district courts located in Dallas County, Texas) as set forth in Section 9.4(a); and (ii) irrevocably waives and agrees not to assert by way of motion, defense, or otherwise, in any Legal Proceeding or any other action or dispute arising under or relating to this Agreement or the breach or enforcement thereof, that such Party is not subject personally to the jurisdiction of the above-named courts, that the Texas Business Court (or alternative venue as set forth above) is an inconvenient forum, that venue is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts. Each Party acknowledges that it has been informed by the other Party that this Section 9.4 constitutes a material inducement upon which the Parties are relying and will rely in entering into this Agreement and any other Transaction Documents.
9.5   Notices.   All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt), (b) when sent by email (with written confirmation of receipt) or (c) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and fax numbers (or to such other address or fax number as a Party may have specified by notice given to the other Party pursuant to this provision):
If to the Company (prior to the Closing), to: c/o Kutak Rock LLP 124 W. Capitol Ave., Suite 2000 Little Rock, Arkansas 72201 Attention: David McDaniel Email: david.mcdaniel@kutakrock.com	If to Dillard’s, to: Dillard’s, Inc. 1600 Cantrell Road Little Rock, Arkansas 72201 Attention: Dean Worley Email: [***]

If to the Shareholder Representative, to:
Alex Dillard
Email: [***]
with a copy (which shall not constitute notice) to:
Kutak Rock LLP
124 W. Capitol Ave., Suite 2000
Little Rock, Arkansas 72201
Attention: David McDaniel
Email: david.mcdaniel@kutakrock.com

with a copy (which shall not constitute notice) to:
Haynes and Boone, LLP
2801 N. Harwood Street, Suite 2300
Dallas, Texas 75219
Attn: Greg R. Samuel, Rosebud Nau, J. Brent Beckert
Email:
Greg.Samuel@haynesboone.com;
Rosebud.Nau@haynesboone.com;
Brent.Beckert@haynesboone.com

with a copy (which shall not constitute notice) to:
Bracewell LLP
711 Louisiana Street, Suite 2300
Houston, Texas 77002
Attention: Will Anderson
Email: will.anderson@bracewell.com

9.6   Severability.   If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any Law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Transactions are consummated as originally contemplated to the greatest extent possible.
9.7   Binding Effect; Assignment.   This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or

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be deemed to create any third party beneficiary rights in any Person not a party to this Agreement except as provided in Sections 8.2 and 8.5. No assignment of this Agreement or of any rights or obligations hereunder may be made by any Party (by operation of Law or otherwise) without the prior written consent of the other Parties and any attempted assignment without the required consents shall be void.
9.8   Specific Performance.   Each Shareholder acknowledges and agrees that a breach of this Agreement would cause irreparable damage to Dillard’s and that Dillard’s will not have an adequate remedy at law. Therefore, the obligations of each Shareholder under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any Party may have under this Agreement or otherwise.
9.9   Other Definitional and Interpretive Matters.
(a)   Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:
(i)   Agreement.   The term “this Agreement” means this Agreement and Plan of Merger together with the Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms of this Agreement.
(ii)   Calculation of Time Period.   When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.
(iii)   Dollars.   Any reference in this Agreement to $ shall mean U.S. dollars.
(iv)   Exhibits/Schedules.   The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.
(v)   Gender and Number.   Words of masculine gender will also include the feminine and neutral genders, and vice versa. Words imparting the singular number will also include the plural, and vice versa.
(vi)   Headings.   The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified.
(vii)   Herein.   The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole, including the Schedules and Exhibits, and not merely to any particular section, subsection, paragraph, subparagraph, clause or subdivision in which such words appear unless the context otherwise requires.
(viii)   Including.   The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.
(ix)   Agreements and Instruments.   Any reference to an agreement, instrument, Law or other document means such agreement, instrument, Law or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof.
(b)   The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed

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as jointly drafted by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
9.10   Counterparts.   This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.
9.11   Shareholder Representative.
(a)   Designation.   Immediately prior to the Closing and without further act of the Company or any Shareholder, Alex Dillard shall be designated and shall serve as the representative, agent and attorney-in-fact (the “Shareholder Representative”) for each of the Shareholders to take any and all actions on behalf of the Shareholders pursuant to this Agreement and any other Transaction Documents to which the Shareholder Representative is or will be a party (collectively, the “Shareholder Representative Documents”), including in connection with the determination of the Aggregate Merger Consideration. The power and authority of the Shareholder Representative shall include the full power and authority to (i) give and receive notices and communications on behalf of the Shareholders under any of the Shareholder Representative Documents, (ii) enforce and protect the rights and interests of the Shareholders arising under any of the Shareholder Representative Documents, (iii) resolve on behalf of the Shareholders all questions, disputes, conflicts and controversies concerning any of the Shareholder Representative Documents, (iv) take all actions necessary in connection with any amendment of, or any waiver of any breach or default under, any of the Shareholder Representative Documents, (v) except with respect to claims based on Shareholder Fraud, defend and/or settle on behalf of the Shareholders any claims that may be made by Dillard’s following the Closing in respect of any indemnity obligations of the Shareholders hereunder, (vi) take any action required or permitted to be taken by the Shareholder Representative contemplated by any of the Shareholder Representative Documents, and (vii) take any and all additional action necessary or appropriate in the judgment of the Shareholder Representative for the accomplishment of the foregoing. The Shareholder Representative shall have the authority to execute the Shareholder Representative Documents on behalf of the Shareholders and the execution thereof shall bind the Shareholders. No bond shall be required of the Shareholder Representative. Notwithstanding anything to the contrary contained in this Section 9.11, the Shareholder Representative shall not have any authority or ability to increase the liability of any Shareholder without such Shareholder’s prior written consent.
(b)   Authorization.   Without limitation of the foregoing, by executing and delivering a Letter of Transmittal pursuant to Section 2.4, a Shareholder will be deemed to have agreed that: (i) the provisions of this Section 9.11 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Shareholder may have in connection with the Transactions, (ii) remedies available at law for any breach of the provisions of this Section 9.11 are inadequate; therefore, Dillard’s shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages if Dillard’s or Shareholder Representative brings an action to enforce the provisions of this Section 9.11, (iii) as between such Shareholder and the other Shareholders, the Shareholder Representative shall have full power to determine all questions and doubts arising in relation to any of the provisions of any of the Shareholder Representative Documents and every such determination made in good faith shall be conclusive and binding on such Shareholder, and the Shareholder Representative may act on the opinion or advice of, or information obtained from, any attorney, banker, broker, accountant or other expert and shall not be responsible for any loss occasioned by so acting, and (iv) the provisions of this Section 9.11 shall be binding upon the executors, heirs, legal representatives, personal representatives, trustees and successors of each Shareholder, and any references in this Agreement to a Shareholder or the Shareholders shall mean and include the successors to the Shareholders’ rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.
(c)   Authority.   Dillard’s shall be entitled to rely on any decision, act, consent or instruction taken by the Shareholder Representative on behalf of the Shareholders (each, an “Authorized Action”), and each Authorized Action shall be binding on each Shareholder as fully as if such Person had taken such Authorized Action.

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(d)   Duties of the Shareholder Representative.   The Shareholder Representative shall have only the duties expressly stated in the Shareholder Representative Documents and shall have no other duty, express or implied. The Shareholder Representative is not, by virtue of serving as Shareholder Representative, a fiduciary of the Shareholders or any other Person. The Shareholder Representative has no personal responsibility or liability for any representation, warranty or covenant of the Company.
(e)   Exculpation; Indemnification.   The Shareholder Representative will incur no liability of any kind with respect to any action or omission by the Shareholder Representative in connection with the Shareholder Representative’s services pursuant to any of the Shareholder Representative Documents, except in the event of, and only to the extent of, liability finally adjudicated under a non-appealable judgment to have directly resulted from the Shareholder Representative’s fraud, gross negligence or willful misconduct. Without limiting the foregoing, in no event shall the Shareholder Representative be liable to any Shareholder for any punitive or exemplary damages. The Shareholders will indemnify, defend and hold harmless the Shareholder Representative from and against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Shareholder Representative’s execution and performance of this Agreement and the other Transaction Documents, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated under a non-appealable judgment to have been directly caused by the fraud, gross negligence or willful misconduct of the Shareholder Representative, the Shareholder Representative will reimburse the Shareholders the amount of such indemnified Representative Loss to the extent attributable to such fraud, gross negligence or willful misconduct. In no event will the Shareholder Representative be required to advance its own funds on behalf of the Shareholders. Any restrictions or limitations on liability or indemnification obligations of the Shareholders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Shareholder Representative in this Section 9.11. The foregoing indemnities will survive the Closing, the resignation or removal of the Shareholder Representative or the termination of this Agreement.
(f)   Replacement of the Shareholder Representative.   If the Shareholder Representative resigns or is otherwise unable or unwilling to serve in such capacity, then the Shareholders that hold a majority of the shares of Company Common Stock outstanding immediately preceding the Effective Time will simultaneously appoint a new Person to serve as the Shareholder Representative and will provide prompt written notice thereof to Dillard’s. Until notice of the Shareholder Representative’s resignation is received, Dillard’s will be entitled to rely on the actions and statements of the previous Shareholder Representative. No provision of this Agreement shall restrict in any way the ability or right of the Shareholder Representative to voluntarily resign from such position at any time, and any such resignation shall be done without any liability to the Shareholder Representative.
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers, as of the Signing Date.
DILLARD’S, INC.
By:
/s/ Phillip Watts

Name:
Phillip Watts

Title:
Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

W.D. COMPANY, INC.
By:
/s/ Dean Worley

Name:
Dean Worley

Title:
Secretary

ALEX DILLARD, as Shareholder Representative
/s/ Alex Dillard

Alex Dillard
Signature Page to Agreement and Plan of Merger

EXHIBIT A
DEFINITIONS
The definitions of terms capitalized and used throughout this Agreement are as follows:
“ABCA” has the meaning set forth in the Recitals.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.
“Aggregate Cash Merger Consideration” means the amount equal to the Closing Cash Amount plus the Closing Stock Amount.
“Aggregate Merger Consideration” means the Aggregate Cash Merger Consideration plus the Aggregate Stock Merger Consideration.
“Aggregate Stock Merger Consideration” means the Class A Stock Merger Consideration plus the Class B Stock Merger Consideration.
“Agreement” has the meaning set forth in the Preamble.
“Antitrust Laws” has the meaning set forth in Section 6.10(a).
“AR Articles of Merger” has the meaning set forth in Section 2.1(b).
“Authorized Action” has the meaning set forth in Section 9.11(c).
“Balance Sheet Date” has the meaning set forth in Section 4.7(a).
“Business Day” means any day of the year other than a Saturday or Sunday or any day on which the Federal Reserve Bank of Texas is closed.
“Cap” has the meaning set forth in Section 8.4.
“Change in Recommendation” has the meaning set forth in Section 6.9(c).
“Class A Stock Merger Consideration” means up to 41,496 shares of Dillard’s Class A Common Stock, excluding, for the avoidance of doubt, any fractional shares, the treatment of which shall be governed in accordance with the terms set forth in Section 2.3(b).
“Class B Stock Merger Consideration” means up to 3,985,776 shares of Dillard’s Class B Common Stock, excluding, for the avoidance of doubt, any fractional shares, the treatment of which shall be governed in accordance with the terms set forth in Section 2.3(b).
“Closing” has the meaning set forth in Section 3.1.
“Closing Cash Amount” represents the Company’s cash or cash equivalents as of the Closing Date.
“Closing Date” has the meaning set forth in Section 3.1.
“Closing Stock Amount” means the amount equal to the average of the high and low trading prices of the Owned Stock set forth on Schedule 1 (as reported by FactSet) on the last trading day that is two (2) Business Days prior to the Closing Date.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company” has the meaning set forth in the Preamble.
“Company Board” has the meaning set forth in the Recitals.

Exhibit A-1

“Company Breach Notice Period” has the meaning set forth in Section 3.2(e).
“Company Common Stock” has the meaning set forth in the Recitals.
“Company Contracts” has the meaning set forth in Section 4.13(a).
“Company Indemnified Parties” has the meaning set forth in Section 8.2(c).
“Company Non-Voting Common Stock” has the meaning set forth in the Recitals.
“Company Shareholders’ Meeting” has the meaning set forth in Section 6.8.
“Company Voting Common Stock” has the meaning set forth in the Recitals.
“Confidential Information” has the meaning set forth in Section 6.5(a).
“Contract” means any contract, agreement, indenture, note, bond, mortgage, loan, instrument, lease, license, commitment or other arrangement, understanding, undertaking, commitment or obligation, whether written or oral.
“Dillard’s” has the meaning set forth in the Preamble.
“Dillard’s Board” has the meaning set forth in the Recitals.
“Dillard’s Board Recommendation” has the meaning set forth in Section 5.3(a).
“Dillard’s Breach Notice Period” has the meaning set forth in Section 3.2(d).
“Dillard’s Class A Common Stock” means Class A Common Stock, $0.01 par value per share, of the Surviving Corporation.
“Dillard’s Class B Common Stock” means Class B Common Stock, $0.01 par value per share, of the Surviving Corporation.
“Dillard’s Common Stock” means, collectively, Dillard’s Class A Common Stock and Dillard’s Class B Common Stock.
“Dillard’s Common Stock Value” means the average of the high and low trading prices of shares of Dillard’s Class A Common Stock on the New York Stock Exchange (as reported by FactSet) on the last trading day that is two (2) Business Days prior to the Closing Date.
“Dillard’s Indemnified Parties” has the meaning set forth in Section 8.2.
“Dillard’s Shareholder Approval” has the meaning set forth in Section 5.3(b).
“Dillard’s Shareholders’ Meeting” has the meaning set forth in Section 6.9(b).
“Dillard’s Special Committee” has the meaning set forth in the Recitals.
“Dissenting Shares” has the meaning set forth in Section 2.9.
“Effective Time” has the meaning set forth in Section 2.1(b).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) which is or at any time within the six (6) year period preceding the Signing Date would have been treated as a “single employer” with the Company under Section of 414(b), (c), (m), or (o) of the Code.
“Exchange Act” the Securities Exchange Act of 1934, as amended.
“Federal Court” has the meaning set forth in Section 9.4(a).
“Final Aggregate Merger Consideration Allocation Schedule” has the meaning set forth in Section 2.5.

Exhibit A-2

“Financial Statements” has the meaning set forth in Section 4.7(a).
“Fundamental Representations” has the meaning set forth in Section 8.1.
“GAAP” means United States generally accepted accounting principles in effect from time to time.
“General Survival Period” has the meaning set forth in Section 8.1.
“Governmental Body” means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private) or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law).
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“Indebtedness” of any Person means, without duplication, (i) the principal, accreted value, accrued and unpaid interest, prepayment and redemption premiums or penalties (if any), unpaid fees or expenses and other monetary obligations in respect of (A) indebtedness of such Person for money borrowed, (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, and (C) other forms of indebtedness; (ii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement; (iii) all obligations of such Person under leases required to be capitalized in accordance with GAAP; (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (v) all obligations of such Person under interest rate or currency swap transactions (valued at the termination value thereof); (vi) the liquidation value, accrued and unpaid dividends; prepayment or redemption premiums and penalties (if any), unpaid fees or expenses and other monetary obligations in respect of any redeemable preferred stock (or other equity) of such Person; (vii) any unpaid Taxes of such Person for any Pre-Closing Tax Period (which shall be calculated on a jurisdiction-by-jurisdiction basis and shall never be less than zero ($0) for any type of tax in any jurisdiction); (viii) all obligations of the type referred to in clauses (i) through (vii) of any Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and (ix) all obligations of the type referred to in clauses (i) through (viii) of other Persons secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).
“Indemnified Taxes” means, without duplication, any of the following Taxes (in each case, whether imposed, assessed, due or otherwise payable directly, as a successor or transferee, jointly and/or severally, pursuant to a Tax sharing agreement entered (or assumed) by the Company on or prior to the Closing Date, in connection with the filing of a Tax Return, as a result of an assessment or adjustment by any Governmental Body, by means of withholding, or for any other reason and whether disputed or not): (i) all Taxes of the Company for any Pre-Closing Tax Period; (ii) all Taxes of Dillard’s to the extent attributable to the assets or operations of the Company for any Pre-Closing Tax Period; (iii) all Taxes that the Company is liable for (including pursuant to Treasury Regulation Section 1.1502-6 or any similar provision of state, local, or non-U.S. Laws) as a result of being a member of (or leaving) any consolidated, combined, affiliated or unitary group of corporations for Tax purposes; and (iv) any transfer taxes as described in Section 8.5(e).
“Intellectual Property” means all right, title and interest in or relating to intellectual property, whether protected, created or arising under the Laws of the United States or any other jurisdiction, including: (i) patents and applications therefor, including continuations, divisionals, and continuations-in-part thereof and patents issuing thereon, along with all reissues, reexaminations and extensions thereof (collectively, “Patents”); (ii) trademarks, service marks, trade names, service names, brand names, trade dress rights, corporate names, trade styles, logos and other source or business identifiers and general intangibles of a like nature, together with the goodwill associated with any of the foregoing, along with all applications, registrations, renewals and extensions thereof (collectively, “Marks”); (iii) internet domain names; (iv) copyrights and mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith, along with all reversions, extensions and renewals thereof (collectively, “Copyrights”); (v) trade secrets and other proprietary

Exhibit A-3

confidential information (“Trade Secrets”); (vi) other intellectual property rights arising from or relating to any technology, and (vii) Contracts granting any right relating to or under the foregoing.
“Intended Tax Treatment” has the meaning set forth in Section 8.5(d).
“Intervening Event” means any result, occurrence, fact, event, circumstance, change or effect that (i) was not known to, and not reasonably foreseeable by, the Dillard’s Board (or the Dillard’s Special Committee) as of the Signing Date (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable as of the Signing Date), and that first arises or becomes known to the Dillard’s Board (or the Dillard’s Special Committee) after the Signing Date and (ii) does not relate to (A) any change in the price or trading volume of Dillard’s Class A Common Stock (it being understood that the underlying facts and circumstances giving rise to or contributing to such change may be taken into account in determining whether an Intervening Event has occurred) and (B) the fact that Dillard’s meets or exceeds or fails to meet any internal or public projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the underlying facts and circumstances giving rise to or contributing to such meeting or exceeding or failure to meet such projections, forecasts, estimates or predictions may be taken into account in determining whether an Intervening Event has occurred).
“Intervening Event Notice” has the meaning set forth in Section 6.9(c).
“Intervening Event Notice Period” has the meaning set forth in Section 6.9(c).
“IRS” means the United States Internal Revenue Service and, to the extent relevant, the United States Department of Treasury.
“Knowledge of Dillard’s” or any other similar knowledge qualification, means the knowledge, after due inquiry, of the executive officers of Dillard’s.
“Knowledge of the Company” or any other similar knowledge qualification, means the knowledge, after due inquiry, of (a) the executive officers of the Company and (b) the Shareholders.
“Law” means any foreign, federal, state or local law, statute, code, ordinance, rule, regulation, principle of common law, Order or other requirement.
“Legal Proceeding” means any judicial, administrative or arbitral action, suit, demand, audit, notice of violation, litigation, citation, mediation, investigation, inquiry, proceeding or claim (including any counterclaim) by or before a Governmental Body.
“Letter of Transmittal” has the meaning set forth in Section 2.4(a).
“Liability” means any indebtedness, loss, damage, adverse claim, fine, penalty, liability or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, matured or unmatured, determined or determinable, disputed or undisputed, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise), and including all costs and expenses relating thereto (including all fees, disbursements and expenses of legal counsel, experts, engineers and consultants and costs of investigation).
“Lien” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any equity holder or similar agreement, encumbrance or any other restriction or limitation whatsoever, including any Contract granting any of the foregoing.
“Loss” or “Losses” has the meaning set forth in Section 8.2(a).
“Merger” has the meaning set forth in the Recitals.
“MOU” has the meaning set forth in the Recitals.
“Order” means any order, injunction, judgment, doctrine, decree, ruling, writ, assessment or arbitration award of a Governmental Body.

Exhibit A-4

“Ordinary Course of Business” means the ordinary and usual course of normal day-to-day operations of the Company through the Signing Date consistent with past practice.
“Organizational Documents” means (a) any certificate or articles of incorporation, bylaws, certificate or articles of formation, operating agreement or partnership agreement, (b) any documents comparable to those described in clause (a) as may be applicable pursuant to any Law and (c) any amendment, modification or supplement to any of the foregoing.
“Outside Date” has the meaning set forth in Section 3.2(f).
“Owned Stock” means the capital stock set forth on Schedule I and owned by the Company immediately prior to the Closing.
“Party” or “Parties” has the meaning set forth in the Preamble.
“Permits” means any approvals, authorizations, consents, licenses, product registrations, variances, permits or certificates granted by or obtained from a Governmental Body, and applications therefor and renewals thereof.
“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.
“Plans” shall mean (i) all “employee benefit plans” as defined by Section 3(3) of ERISA, all specified fringe benefit plans as defined in Section 6039D of the Code, and all other bonus, incentive compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, dental, disability, accident, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan, and any other employee compensation or benefit plan, agreement, policy, practice, commitment, Contract, or understanding (whether qualified or nonqualified, written or unwritten), and any trust, escrow or other agreement related thereto, which currently is sponsored, established, maintained or contributed to or required to be contributed by the Company or for which the Company has any Liability, contingent or otherwise, and (ii) all “multiemployer plans,” as that term is defined in Section 4001 of ERISA and all “employee benefit plans” (as defined in Section 3(3) of ERISA) that are subject to Title IV of ERISA or Section 412 of the Code which the Company or any ERISA Affiliate has maintained or contributed to or been required to contribute to at any time within six (6) years prior to the Closing Date or with respect to which, the Company or any ERISA Affiliate has any Liability.
“PLR” means that certain IRS Private Letter Ruling issued to the Company.
“Pre-Closing Tax Period” means any taxable period that ends before the Closing Date and the portion of any Straddle Period ending on the Closing Date.
“Pro Rata Share” means, with respect to any Shareholder, a fraction expressed as a percentage, the numerator of which is the number of shares of Company Common Stock held by such Shareholder immediately prior to the Effective Time and the denominator of which is the total number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares), in each case as set forth on the Final Aggregate Merger Consideration Allocation Schedule.
“Proxy Statement” means a proxy statement or similar disclosure document relating to the approval of this Agreement and the Transactions by Dillard’s shareholders.
“Qualified Plan” has the meaning set forth in Section 4.14(b).
“Related Party” has the meaning set forth in Section 4.18.
“Representative Losses” has the meaning set forth in Section 9.11(e).
“Requisite Company Approval” means the requisite consent of the Company’s shareholders under the ABCA and the Organizational Documents of the Company to approve this Agreement (including the plan of merger set forth herein) and the Transactions (including the Merger).

Exhibit A-5

“Securities Act” has the meaning set forth in Section 5.6.
“Shareholder(s)” has the meaning set forth in the Recitals.
“Shareholder Fraud” means, with respect to a Shareholder, the fraud of such Shareholder in connection with any breach of any representation or warranty of such Shareholder contained in any Letter of Transmittal delivered by such Shareholder pursuant to Section 2.4 or in any certificate, instrument or document delivered by such Shareholder (in such Person’s capacity as a shareholder of the Company) pursuant to the terms of this Agreement.
“Shareholder Representative” has the meaning set forth in Section 9.11(a).
“Shareholder Representative Documents” has the meaning set forth in Section 9.11(a).
“Signing Date” has the meaning set forth in the Preamble.
“Stock Certificates” has the meaning set forth in Section 2.3(c).
“Straddle Period” means any taxable period that begins on or before and ends after the Closing Date.
“Survival Period” has the meaning set forth in Section 8.1.
“Surviving Corporation” has the meaning set forth in the Recitals.
“Tax” or “Taxes” means (i) any federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and similar charges imposed by the IRS or any other Taxing Authority; (ii) any interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (i); and (iii) any Liability in respect of any items described in clauses (i) or (ii) payable by reason of Contract, assumption, transferee Liability, operation of Law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision of Law) or otherwise.
“Tax Claim” has the meaning set forth in Section 8.5(c).
“Tax Return” means any return, report or statement required to be filed with respect to any Tax (including any elections, declarations, schedules or attachments thereto, and any amendment thereof), including any information return, claim for refund, amended return or declaration of estimated Tax, and including, where permitted or required, combined, consolidated or unitary returns for any group of entities that includes the Company, or any of its Affiliates.
“Taxing Authority” means the IRS and any other Governmental Body responsible for the administration of any Tax.
“TBOC” has the meaning set forth in the Recitals.
“Texas Business Court” has the meaning set forth in Section 9.4(a).
“Third Party Claim” has the meaning set forth in Section 8.3(b).
“Transactions” has the meaning set forth in the Recitals.
“Transaction Documents” means, collectively, this Agreement, the MOU, the AR Articles of Merger, the TX Certificate of Merger and all other agreements, instruments and documents executed and delivered under this Agreement or in connection herewith.
“Treasury Regulations” means the regulations promulgated under the Code.
“TX Certificate of Merger” has the meaning set forth in Section 2.1(b).

Exhibit A-6

“Willful Breach” means a breach that is a consequence of an intentional act or intentional failure to act undertaken by the breaching party with actual knowledge that such party’s act or failure to act would, or would reasonably be expected to, cause, result in or constitute a breach.

Exhibit A-7

ANNEX A-2
AMENDMENT NO. 1 TO
AGREEMENT AND PLAN OF MERGER
This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), dated as of March 25, 2026, is being entered into by and between Dillard’s, Inc., a Texas corporation (“Dillard’s”), and W.D. Company, Inc., an Arkansas corporation (the “Company”). Dillard’s and the Company are referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Merger Agreement (as defined herein).
WHEREAS, the Parties are parties to that certain Agreement and Plan of Merger, dated as of March 20, 2026 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”); and
WHEREAS, pursuant to Section 9.3 of the Merger Agreement, (i) the Parties desire to amend the Merger Agreement as specifically set forth in this Amendment and (ii) the Dillard’s Special Committee has approved this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.   Amendment to Section 6.9(a) of the Merger Agreement.   The last two sentences of Section 6.9(a) of the Merger Agreement are hereby deleted in their entirety and replaced with the following:
“Dillard’s and the Company shall each pay fifty percent (50%) of the filing fee incurred in connection with the filing of the preliminary Proxy Statement in accordance with Rules 0-11(c)(1) and 0-11(c)(3) promulgated under the Exchange Act.”
2.   Amendment to Section 7.1(d) of the Merger Agreement.   Section 7.1(d) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:
“the Company and the Shareholders shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by the Company or the Shareholders on or prior to the Closing Date;”
3.   Compliance with the Merger Agreement.   The Parties acknowledge that this Amendment complies with the requirements to amend or modify the Merger Agreement, as stated in Section 9.3 of the Merger Agreement. The Merger Agreement, as amended hereby, is ratified and confirmed, and all other terms and conditions of the Merger Agreement not modified by this Amendment shall remain in full force and effect. All references to the Merger Agreement shall be considered to be references to the Merger Agreement as modified by this Amendment.
4.   Incorporation.   The Parties acknowledge that this Amendment shall be governed by the terms of Section 6.4 (Publicity), Section 6.5 (Confidentiality) and Article IX (Miscellaneous) of the Merger Agreement and such provisions shall be incorporated herein, mutatis mutandis.
[Signature pages follow.]

A-2-1

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written above.
DILLARD’S, INC.
By:
/s/ Phillip Watts

Name:
Phillip Watts

Title:
Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

W.D. COMPANY, INC.
By:
/s/ Dean Worley

Name:
Dean Worley

Title:
Secretary

Signature Page to Amendment No. 1 toAgreement and Plan of Merger

Annex B
Voting and Exchange Agreement
This Voting and Exchange Agreement (this “Agreement”) is entered into as of the Effective Date by and among Dillard’s, Inc., a Texas corporation (the “Company”), and each of the undersigned persons (each a “Stockholder” and collectively, the “Stockholders”). The Company and the Stockholders are referred to herein as the “Parties” and each, a “Party.”
WHEREAS, each of the Stockholders anticipates becoming a record holder of shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock”);
WHEREAS, the Stockholders and the Company desire to enter into this Agreement to ensure that, following the Effective Date, (a) the Company retains its status as a “controlled company” under the listing rules of the New York Stock Exchange (or any successor stock exchange), (b) the Stockholders vote their shares of Class B Common Stock in a consistent and unified manner and (c) all shares of Class B Common Stock subject to this Agreement are held only by Lineal Descendants (as defined below) of William Thomas Dillard and other Permitted Transferees (as defined below).
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Stockholders, intending to be legally bound, do hereby agree as follows:
1.   Definitions.   When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
(a)   “Authorized Representative” means an Owner of Subject Shares that is elected to serve as an “Authorized Representative” under this Agreement as contemplated in Section 3.
(b)   “Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company.
(c)   “Effective Date” means the date on which the Subject Shares set forth on Schedule 1 attached hereto are issued to the Stockholders.
(d)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(e)   “Fair Market Value” means, with respect to a Subject Share (i) if there exists a public market for the shares of Class A Common Stock, either the closing price per share of Class A Common Stock for the last market trading day prior to the date of determination (if traded on a national securities exchange) or the average between the reported high and low bid and asked prices of the Class A Common Stock on the most recent date on which shares of Class A Common Stock were publicly traded (if traded over the counter) and (ii) if there does not exist a public market for the shares of the Class A Common Stock, then such amount as determined in good faith by the Authorized Representatives.
(f)   “Governmental Entity” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulatory organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.
(g)   “Incapacity” of an Authorized Representative shall be determined to arise without the necessity of any judicial proceeding if each of the other Authorized Representatives determines that the Authorized Representative in question is no longer capable, because of physical or mental disease, accident or disability, age or infirmity, of conducting his or her duties set forth in this Agreement with the care, skill and diligence with which he or she has customarily conducted such matters.
(h)   “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Entity.

(i)   “Lineal Descendant” of a person means an individual in the direct line of descent of such person including, but not limited to, a child or grandchild, and shall include only lineal descendants by and through birth or by legal adoption of an individual who has not attained age 18 at the time of such adoption.
(j)   “Own” or “Ownership” means record ownership of securities.
(k)   “Owner” means the Person who Owns the referenced securities.
(l)   “Permitted Transfer” means a Transfer of Subject Shares by a Stockholder to a Permitted Transferee; provided that the transferring Stockholder is not then in breach of any provision of this Agreement.
(m)   “Permitted Transferee” means (i) a Lineal Descendant of William Thomas Dillard; (ii) a surviving spouse of a Lineal Descendant of William Thomas Dillard; (iii) a trust, the sole current and remainder beneficiaries of which, at all times that the trust is the Owner of Subject Shares, are persons described in clause (i) or (ii); or (iv) a corporation, limited liability company or other entity of which, at all times that such entity is the Owner of Subject Shares, all of the equity ownership is Owned by persons described in clause (i) or (ii) or by a trust or trusts described in clause (iii); in each case, provided such transferee executes a joinder to this Agreement and agrees to be bound by and subject to the terms of this Agreement as a Stockholder hereunder.
(n)   “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Entity, unincorporated organization, trust, association or other entity.
(o)   “Pro Rata Portion” means, with respect to any Stockholder desiring to acquire shares of Class B Common Stock pursuant to Section 6(c), the number of shares of Class B Common Stock equal to the product of (i) the total number of Subject Shares that are subject to the proposed Transfer, multiplied by (ii) a fraction (x) the numerator of which is the total number of Subject Shares owned by such acquiring Stockholder, and (y) the denominator of which is the total number of Subject Shares owned by all of the Stockholders who deliver Exercise Notices indicating a desire to acquire shares of Class B Common Stock pursuant to Section 6(c).
(p)   “Subject Shares” means all shares of Class B Common Stock Owned by the Stockholders or any of them.
(q)   “Transfer” means any direct or indirect transfer, sale, offer, exchange, assignment, gift, pledge, conveyance of any legal or Ownership interest in, or other disposition (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law, or otherwise), encumbrance or conversion (including, for the avoidance of doubt, a conversion of shares of Class B Common Stock into shares of Class A Common Stock other than as contemplated by Section 6(c)(vi)), whether voluntary or involuntary. Without limiting the foregoing, a Transfer includes any disposition or purported disposition resulting from death, intestacy, succession, bankruptcy, insolvency or receivership proceeding, foreclosure, execution, levy or other creditor process, divorce, legal separation, domestic relations or community property order or agreement, court order, or any similar process (each, an “Involuntary Transfer”).
2.   Representations of Each Stockholder.   Each Stockholder, severally and not jointly, hereby represents and warrants to each other Stockholder that:
(a)   Ownership of Shares.   As of the Effective Date, such Stockholder: (i) will be the Owner of, and will have good and marketable title to the Subject Shares set forth adjacent to such Stockholder’s name on Schedule 1 attached hereto, free and clear of any proxy, voting restriction, adverse claim, or other liens, other than those created by this Agreement or under applicable federal or state securities laws; and (ii) except as otherwise provided in this Agreement, will have the sole voting and sole disposition power over such Subject Shares. Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which such Stockholder is a party relating to the pledge, disposition, or voting of any of such Subject Shares and there are no voting trusts or voting agreements with respect to such Subject Shares.

(b)   Power and Authority; Binding Agreement.   Such Stockholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully such Stockholder’s obligations hereunder (including delivering the proxy described in Section 4(b) below). This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar Laws affecting creditors’ rights generally.
(c)   No Conflict.   The execution and delivery of this Agreement by such Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to such Stockholder or result in any breach or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any lien on any of such Stockholder’s Subject Shares pursuant to, any agreement or other instrument or obligation (including organizational documents) binding upon such Stockholder or any of such Stockholder’s Subject Shares.
(d)   No Consents.   No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity or any other Person on the part of such Stockholder is required in connection with the valid execution, delivery, or performance of this Agreement, except for filings as may be required (i) by any federal or state securities Laws or (ii) by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
(e)   No Litigation.   There is no action, suit, investigation, or proceeding (whether judicial, arbitral, administrative, or otherwise) (each an “Action”) pending against, or, to the knowledge of such Stockholder, threatened against or affecting, such Stockholder that could reasonably be expected to materially impair or materially adversely affect the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.
3.   Authorized Representatives.
(a)   The Stockholders shall from time to time elect, by a majority vote of the Subject Shares, three (3) individuals from among the Owners of the Subject Shares to serve as Authorized Representatives hereunder. Each Authorized Representative shall serve in such capacity under this Agreement until his or her earlier death, Incapacity, resignation or removal. Any Authorized Representative may be removed at any time for any reason or no reason upon a majority vote of the Subject Shares.
(b)   The Authorized Representatives shall initially be (i) William Thomas Dillard II, (ii) Dennis Alexander Dillard and (iii) James Michael Dillard.
4.   Agreement to Vote Shares; Irrevocable Proxy.
(a)   Agreement to Vote and Approve.   With respect to any matter that requires or permits the vote of the Subject Shares, each Stockholder irrevocably and unconditionally agrees during the term of this Agreement to vote his or her Subject Shares on such matter in such a manner as determined by a majority of the Authorized Representatives (which, for the avoidance of doubt, shall also include an abstention from voting if so determined by a majority of the Authorized Representatives). The foregoing obligation shall apply regardless of whether the vote is taken at a meeting of stockholders of the Company or pursuant to an action or approval by written consent of stockholders of the Company.
(b)   Irrevocable Proxy.   Each Stockholder hereby appoints each Authorized Representative, each successor Authorized Representative and any designee of any Authorized Representative or successor Authorized Representative, and each of them individually, until the Expiration Time (as defined below) (at which time this proxy shall automatically be revoked), as its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Subject Shares in accordance with Section 4(a). This proxy and power of attorney is given to secure the performance of the duties of each Stockholder under this Agreement.

Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each Stockholder hereunder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by a Stockholder with respect to any of the Subject Shares. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.
5.   No Voting Trusts or Other Arrangement.   Each Stockholder agrees that, during the term of this Agreement, such Stockholder will not, and will not permit any Person under such Stockholder’s control to, deposit any of the Subject Shares in a voting trust, grant any proxies with respect to the Subject Shares, or subject any of the Subject Shares to any arrangement with respect to the voting of the Subject Shares, in each case other than those set forth herein.
6.   Transfer and Encumbrance.
(a)   Generally.   Each Stockholder agrees that during the term of this Agreement, such Stockholder will not Transfer any of the Subject Shares or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of any of the Subject Shares or such Stockholder’s voting or economic interest therein, except (i) for Permitted Transfers or (ii) as permitted by and in accordance with Section 6(b) below. Any attempted Transfer of Subject Shares or any interest therein that is not (A) a Permitted Transfer or (B) conducted in accordance with Section 6(b) shall be null and void ab initio, and the Company shall not record such Transfer or treat any purported transferee as the holder of Class B Common Stock for any purpose. For the avoidance of doubt, if following a Permitted Transfer, a Permitted Transferee shall cease to qualify as a Permitted Transferee hereunder, the actions or events causing such Person to no longer qualify as a Permitted Transferee hereunder shall constitute a “Transfer” hereunder.
(b)   Transfers to Persons Other Than Permitted Transferees.   Any Transfer or purported Transfer of Subject Shares to any Person who is not a Permitted Transferee will be effected and recognized if, and only if, prior to the consummation of such Transfer, the Stockholder desiring to Transfer Subject Shares (the “Transferring Stockholder”) (or, if applicable, a Personal Representative (as defined below)) provides advance written notice thereof, including the number of Subject Shares to be Transferred (the “Transfer Notice”), to the Secretary of the Company, and the Subject Shares being Transferred shall have been Transferred in compliance with Section 6(c) below.
(c)   Right of First Offer.   Beginning on the Effective Date and ending at the Expiration Time, before a Transferring Stockholder may Transfer any Subject Shares (other than a Permitted Transfer), the Transferring Stockholder shall comply with the following terms and conditions:
(i)   The Transfer Notice shall constitute the Transferring Stockholder’s offer to the Company and to the other Stockholders to initiate the transactions contemplated by this Section 6(c) with respect to the Subject Shares that the Transferring Stockholder proposes to Transfer (the “ROFO Shares”).
(ii)   Within five (5) business days of receipt of the Transfer Notice, the Secretary of the Company shall provide written notice (the “ROFO Notice”) to each Stockholder (other than the Transferring Stockholder) of (A) the proposed Transfer, (B) the number of ROFO Shares, (C) such Stockholder’s right to acquire shares of Class B Common Stock and (D) the last day of the Election Period (as defined below). For a period of ten (10) days following the date the ROFO Notice is delivered (the “Election Period”), each other Stockholder may elect to purchase up to, but not more than, its Pro Rata Portion of the ROFO Shares by delivering to the Company an irrevocable written notice of exercise (an “Exercise Notice”) specifying the number of shares of Class B Common Stock it elects to acquire and whether it elects to acquire such shares of Class B Common Stock (A) by paying cash directly to the Transferring Stockholder or (B) through the Company-facilitated exchange mechanism described in this Section 6(c). If no Exercise Notice is delivered by a Stockholder within the Election Period, such Stockholder shall be deemed to have waived its rights with respect to such proposed Transfer.

(iii)   At the close of the Election Period, the Company shall promptly (and in any event within (2) business days) deliver to the Transferring Stockholder and all Exercising Stockholders a written allocation notice setting forth each Exercising Stockholder’s Pro Rata Portion and the aggregate number of shares of Class B Common Stock to be purchased by all Exercising Stockholders. The total number of shares of Class B Common Stock to be purchased by the Exercising Stockholders shall not exceed the number of ROFO Shares specified in the Transfer Notice. For the avoidance of doubt, if the aggregate number of shares of Class B Common Stock elected to be purchased by the Exercising Stockholders is less than the number of ROFO Shares specified in the Transfer Notice, the unpurchased balance may be Transferred as set forth in Section 6(c)(v) below.
(iv)   The closing of all purchases and exchanges under this Section 6(c) shall occur contemporaneously on a single date specified by the Company in the allocation notice, which date shall be not less than three (3) business days and not more than ten (10) business days after the end of the Election Period (the “ROFO Closing”). Notwithstanding the foregoing, if the ROFO Closing would trigger an obligation of the Company or any Stockholder to make a public filing, report, or announcement (under the Exchange Act or otherwise) during a “blackout period,” the Administrator (as defined below) may determine that the ROFO Closing shall be delayed until the second (2nd) business day following the end of the “blackout period.” At the ROFO Closing:
(A)   For each Exercising Stockholder that elected to acquire its Pro Rata Portion for cash, such Exercising Stockholder shall deliver to the Transferring Stockholder, by wire transfer of immediately available funds, an amount equal to the product of (x) the number of shares of Class B Common Stock to be purchased for cash by such Exercising Stockholder and (y) the Fair Market Value per share of Class B Common Stock as of the ROFO Closing, against delivery by the Transferring Stockholder of certificates or book-entry notations evidencing such shares of Class B Common Stock free and clear of all liens (other than restrictions under this Agreement and applicable securities laws).
(B)   For each Exercising Stockholder that elected to acquire its Pro Rata Portion through the Company-facilitated exchange, (i) the Transferring Stockholder shall surrender to the Company the applicable number of shares of Class B Common Stock, and concurrently receive from the Company an equal number of newly issued shares of Class A Common Stock, in an exchange intended to be exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) such Exercising Stockholder shall surrender to the Company a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock such Exercising Stockholder elects to acquire, and concurrently receive from the Company an equal number of newly issued shares of Class B Common Stock, in an exchange intended to be exempt from registration under Section 3(a)(9) of the Securities Act, and (iii) the Transferring Stockholder and such Exercising Stockholder shall not make or receive any cash payment in respect of such exchanged shares. The Company shall not receive any commission or other remuneration for effecting such exchanges.
All deliveries shall be made against customary stock powers and transfer instruments reasonably acceptable to the Company and the participating Stockholders, and the Company shall make, as applicable, appropriate entries in its books and records to reflect the transactions described in this Section 6(c).
(v)   In the event of any Involuntary Transfer or proposed Involuntary Transfer to any Person who is not a Permitted Transferee, the Transferring Stockholder or, if applicable, any executor, administrator, trustee in bankruptcy, receiver, spouse or former spouse, or other personal representative, fiduciary or transferee by operation of Law (each, a “Personal Representative”) shall promptly, and in any event within five (5) business days after becoming aware of such Involuntary Transfer or proposed Involuntary Transfer, deliver a Transfer Notice in accordance with Section 6(b). If a Transfer Notice is not delivered within such period, the Company may (but shall not be obligated to) deliver a ROFO Notice on behalf of the Transferring Stockholder or the Personal Representative, as applicable, based on the information then available to the Company, and such ROFO Notice shall be effective for all purposes of this Section 6(c). Each Personal

Representative shall be bound by, and shall perform, the obligations of the Transferring Stockholder under this Agreement. No Involuntary Transfer (other than a Permitted Transfer) shall be effective to convey any interest in Subject Shares except in compliance with this Section 6.
(vi)   If any of the Subject Shares that are the subject of the proposed Transfer are not (A) acquired by the other Stockholders for cash pursuant to this Section 6(c) or (B) exchanged in a Company-facilitated exchange pursuant to this Section 6(c), then such remaining Subject Shares may thereafter be Transferred without restriction, provided such Subject Shares have been converted to shares of Class A Common Stock prior to such Transfer. Any Subject Shares Transferred and converted into shares of Class A Common Stock pursuant to this Section 6(c)(vi) shall, following such Transfer, no longer constitute Subject Shares under this Agreement.
(vii)   All Transfers and exchanges under this Section 6(c) shall be subject to compliance with the Texas Business Organizations Code, the Company’s organizational documents, applicable federal and state securities laws (including the Securities Act), the rules of any national securities exchange on which the Company’s securities are listed, and any contractual restrictions to which the Company is subject. Each Stockholder shall execute and deliver such additional instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated hereby, including providing customary representations regarding title, authority and non-contravention.
(d)   The rights and obligations set forth in this Section 6 are in addition to, and not in limitation of, the other provisions of this Agreement, including the grant of irrevocable proxy and the agreement to vote as provided herein. No failure or delay by any Party in exercising any right, power or privilege under this Section 6 shall operate as a waiver thereof.
(e)   The Secretary of the Company or such other officer or person as the Secretary may designate in writing (the Secretary, together with any such designee, the “Administrator”) shall have the exclusive authority and discretion to administer and interpret this Section 6, to resolve any and all questions, conflicts, ambiguities or inconsistencies arising under this Section 6 (including with respect to the timing, sufficiency and content of any notices), and to make any and all determinations and take any and all actions the Administrator deems necessary or advisable to implement the provisions of this Section 6. All decisions, interpretations and determinations of the Administrator made in good faith shall be final, conclusive and binding on all Parties and all other Persons claiming any rights or interests hereunder, and shall not be subject to de novo review. No Stockholder shall have any claim against the Administrator or the Company arising from any action taken or omitted by the Administrator in connection with the administration of this Section 6, except to the extent such action or omission constitutes fraud, willful misconduct or bad faith. The Administrator may rely in good faith on information provided by any Party, on the advice or opinion of legal counsel, accountants, valuation experts or other advisors selected by the Administrator, and on the Company’s books and records, and shall be fully protected in so relying.
7.   Additional Shares.   Each Stockholder agrees that all shares of Class B Common Stock that such Stockholder purchases, acquires the right to vote, or otherwise acquires Ownership of, after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement and shall constitute Subject Shares for all purposes of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Subject Shares” for all purposes of this Agreement.
8.   Termination.   This Agreement shall terminate upon (the “Expiration Time”) the mutual written consent of Stockholders holding at least ninety percent (90%) of the Subject Shares; provided, however, that (a) this Section 8 and Section 15 shall survive the termination of this Agreement and remain in full force and effect, and (b) nothing in this Section 8 shall relieve or otherwise limit the liability of any Stockholder for any intentional breach of this Agreement prior to such termination.

9.   No Agreement as Director or Officer.   Each Stockholder has entered into this Agreement solely in such Stockholder’s capacity as the Owner of the Subject Shares (and not in any other capacity, including any capacity as a director or officer of the Company). Nothing in this Agreement: (a) will limit or affect any actions or omissions taken by a Stockholder in such Stockholder’s capacity as a director or officer of the Company, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict a Stockholder from exercising such Stockholder’s fiduciary duties as a director or officer to the Company or its stockholders.
10.   Further Assurances.   Each Stockholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as any Authorized Representative may reasonably request to consummate and make effective the transactions contemplated by this Agreement.
11.   Stop Transfer Instructions; Restrictive Legend.
(a)   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent (or in the absence of a transfer agent with respect to the Subject Shares, the Secretary of the Company or such other Person responsible for maintaining the stock transfer records with respect to the Subject Shares), that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting and transfer of the Subject Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.
(b)   Each of the Subject Shares shall be represented by physical stock certificates and shall be deposited with the Secretary of the Company who shall serve as custodian and retain possession of such stock certificates on behalf of the Owners thereof. Stock certificates representing the Subject Shares shall include thereon the following legend:
THESE SHARES ARE SUBJECT TO THE PROVISIONS OF A VOTING AGREEMENT THAT SUBJECT THE HOLDER OF THESE SHARES TO CERTAIN OBLIGATIONS OR LIABILITIES NOT OTHERWISE IMPOSED ON STOCKHOLDERS IN OTHER CORPORATIONS. NO TRANSFER, SALE, EXCHANGE, ASSIGNMENT, GIFT, PLEDGE, CONVEYANCE, ENCUMBRANCE, HYPOTHECATION, CONVERSION, OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH VOTING AGREEMENT. IN ADDITION, PURSUANT TO THE VOTING AGREEMENT, THESE SHARES ARE SUBJECT TO AN IRREVOCABLE PROXY. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH VOTING AGREEMENT. THE COMPANY WILL PROVIDE A FREE COPY OF THE VOTING AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST TO THE COMPANY’S PRINCIPAL PLACE OF BUSINESS.
12.   Specific Performance.   Each Stockholder acknowledges that it will be impossible to measure in money the damage to the other Stockholders if a Stockholder fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Stockholders will not have an adequate remedy at law or in damages. Accordingly, each Stockholder agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Stockholders have an adequate remedy at law. Each Stockholder agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other Stockholder’s seeking or obtaining such equitable relief.
13.   Entire Agreement.   This Agreement supersedes all prior agreements, written or oral, among the Parties with respect to the subject matter hereof and contains the entire agreement among the Parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by the Company and

Stockholders holding at least ninety percent (90%) of the Subject Shares. No waiver of any provisions hereof by any Stockholder shall be deemed a waiver of any other provisions hereof by such Stockholder, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such Stockholder.
14.   Notices.   All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of: (a) when delivered by hand (providing proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient. Such communications must be sent to a Stockholder at the address for such Stockholder set forth on Schedule 1 (or at such other address for a Stockholder as shall be specified in a notice given to all other Stockholders in accordance with this Section 14).
15.   Miscellaneous.
(a)   Governing Law.   This Agreement, and all Actions (whether based on contract, tort, or statute) arising out of or relating to, or in connection with this Agreement or the actions of any of the Parties in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Arkansas without giving effect to any choice or conflict of law provision or rule (whether of the State of Arkansas or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Arkansas.
(b)   Submission to Jurisdiction.   Each of the Parties irrevocably agrees that any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any Party or its successors or assigns shall be brought and determined exclusively in Arkansas state court sitting in Pulaski County, Arkansas, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Action, in the United States District Court for the Eastern District of Arkansas. Each of the Parties agrees that service of process or other papers in connection with any such Action in the manner provided for notices in Section 14 or in such other manner as may be permitted by applicable Law, will be valid and sufficient service thereof. Each of the Parties hereby irrevocably submits with regard to any such Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 15(b); (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise); and (iii) to the fullest extent permitted by applicable Law, any claim that (x) the Action in such court is brought in an inconvenient forum, (y) the venue of such Action is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
(c)   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF AN ACTION; (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) SUCH PARTY MAKES THIS

WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15(c).
(d)   Severability; Rule Against Perpetuities.   If any term or provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. If any term or provision of this Agreement shall be unlawful or void for violation of: (i) the rule against perpetuities or some analogous statutory provision; (ii) the rule restricting restraints on alienation; or (iii) any other statutory or common law rules imposing like or similar time limits, then such provision shall continue only for the shorter of (x) the term of such restriction, or (y) the period of the lives of the Stockholders as of the Effective Date, their now living descendants, if any, and the survivor of them, plus twenty-one (21) years.
(e)   Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email, DocuSign or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
(f)   Interpretation.   The section headings herein are for convenience of reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” As used herein, the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if,” and the word “or” is not exclusive. The definitions of terms defined herein shall apply equally to the singular and plural forms of such terms. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
(g)   Assignment.   No Party may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns. Any assignment contrary to the provisions of this Section 15(g) shall be null and void.
(h)   No Third-Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, other than the Parties and their respective successors and permitted assigns, any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.
(i)   Spousal Acknowledgment.   Each spouse or civil union partner of each Stockholder or “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of Subject Shares, to the extent applicable, shall execute a spousal consent and acknowledgement in the form attached hereto as Exhibit A pursuant to which such spouse or civil union partner, as applicable, shall agree to be bound by the terms and provisions of this Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Voting and Exchange Agreement to be duly executed as of the date first written above.
COMPANY:
Dillard’s, Inc.
By:
/s/ Dean L. Worley

Name:
Dean L. Worley

Title:
Vice President and Secretary

STOCKHOLDERS:
/s/ James Michael Dillard

James Michael Dillard
/s/ Dennis Alexander Dillard

Dennis Alexander Dillard
/s/ Drue Dillard Corbusier

Drue Dillard Corbusier
/s/ Denise Dillard Mahaffy

Denise Dillard Mahaffy
/s/ William Thomas Dillard II

William Thomas Dillard II
/s/ William Thomas Dillard III

William Thomas Dillard III
/s/ Amanda Dillard Shufeldt

Amanda Dillard Shufeldt
/s/ Tabietha Tennant Dillard

Tabietha Tennant Dillard
/s/ Charles Frederic Shufeldt

Charles Frederic Shufeldt
ACD Irrevocable Trust
By:
/s/ Annemarie Cannell Dillard

Name:
Annemarie Cannell Dillard

Title:
Trustee

[Signature Page to Voting and Exchange Agreement]

AMD Irrevocable Trust
By:
/s/ Adrienne Michelle Dillard

Name:
Adrienne Michelle Dillard

Title:
Trustee

DADL Irrevocable Trust
By:
/s/ Denise Alexandra Dillard Lucie

Name:
Denise Alexandra Dillard Lucie

Title:
Trustee

Ellen Wren Dillard QSST
By:
/s/ William Thomas Dillard, III

Name:
William Thomas Dillard, III

Title:
Trustee

Georgia McRae Dillard QSST
By:
/s/ William Thomas Dillard, III

Name:
William Thomas Dillard, III

Title:
Trustee

William Thomas Dillard IV QSST
By:
/s/ William Thomas Dillard, III

Name:
William Thomas Dillard, III

Title:
Trustee

Ellis Ava Dillard QSST
By:
/s/ William Thomas Dillard, III

Name:
William Thomas Dillard, III

Title:
Trustee

Aiden Leigh Dillard QSST
By:
/s/ Amanda Latimer Dillard Shufeldt

Name:
Amanda Latimer Dillard Shufeldt

Title:
Trustee

[Signature Page to Voting and Exchange Agreement]

Anderson Todd Dillard QSST
By:
/s/ Amanda Latimer Dillard Shufeldt

Name:
Amanda Latimer Dillard Shufeldt

Title:
Trustee

Margaret Amanda Shufeldt QSST
By:
/s/ Amanda Latimer Dillard Shufeldt

Name:
Amanda Latimer Dillard Shufeldt

Title:
Trustee

Alexa Duval Shufeldt QSST
By:
/s/ Amanda Latimer Dillard Shufeldt

Name:
Amanda Latimer Dillard Shufeldt

Title:
Trustee

Charlotte Frances Shufeldt QSST
By:
/s/ Amanda Latimer Dillard Shufeldt

Name:
Amanda Latimer Dillard Shufeldt

Title:
Trustee

[Signature Page to Voting and Exchange Agreement]

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY Preliminary Copy – Subject to Completion V92734-P50467 DILLARD'S, INC. 1600 CANTRELL ROAD LITTLE ROCK, AR 72201 ATTN: JULIE GUYMON DILLARD'S, INC. 3. ELECTION OF DIRECTORS Class A Nominees: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. The Board of Directors of the Company recommends voting FOR each of the nominees listed above. 4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2026. 5. ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 4 AND 5 AND FOR EACH CLASS A DIRECTOR NOMINEE. The Board of Directors of the Company recommends voting FOR proposal 4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. 3a. James I. Freeman 3b. Rob C. Holmes 3c. Reynie Rutledge 3d. J.C. Watts, Jr. 3e. Nick White The Board of Directors of the Company recommends voting FOR proposal 1. The Board of Directors of the Company recommends voting FOR proposal 2. The Board of Directors of the Company recommends voting FOR proposal 5. 1. MERGER PROPOSAL: TO APPROVE (I) THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 20, 2026, AS AMENDED ON MARCH 25, 2026 (INCLUDING THE PLAN OF MERGER SET FORTH THEREIN AND AS IT MAY BE FURTHER AMENDED FROM TIME TO TIME, THE “MERGER AGREEMENT”), BY AND AMONG THE COMPANY, W.D. COMPANY, INC., AN ARKANSAS CORPORATION (“WDC”), AND ALEX DILLARD, SOLELY IN HIS CAPACITY AS THE SHAREHOLDER REPRESENTATIVE, UNDER WHICH WDC WILL MERGE WITH AND INTO THE COMPANY (THE “MERGER”), WITH THE COMPANY SURVIVING THE MERGER, (II) THE MERGER AND (III) THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. 2. NYSE PROPOSAL: TO APPROVE, FOR THE PURPOSES OF COMPLYING WITH SECTION 312.03(B)(I), SECTION 312.03(B)(II) AND SECTION 312.03(C) OF THE NEW YORK STOCK EXCHANGE LISTED COMPANY MANUAL, THE ISSUANCE OF (I) UP TO 41,496 SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY, AND (II) UP TO 3,985,776 SHARES OF CLASS B COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY, IN CONNECTION WITH THE MERGER. ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain ! ! ! ! ! ! ! ! For Against Abstain For Withhold SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 25, 2026 for all shares related to the 401(k) Plan. All other shares reflected on this proxy card may be voted up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2026 for all shares related to the 401(k) Plan. All other shares reflected on this proxy card may be voted up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The properly executed proxy card must be received by May 25, 2026 for all shares related to the 401(k) Plan. For all other shares the properly executed proxy card must be received by May 27, 2026.

V92735-P50467 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Dillard's, Inc. Post Office Box 486 Little Rock, Arkansas 72203 Telephone No. (501) 376-5200 PROXY The undersigned hereby appoints William Dillard, II and Dean L. Worley, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute to represent and vote, as designated on the reverse side, all the shares of the Class A Common Stock of Dillard's, Inc. held of record by the undersigned on March 30, 2026 at the annual meeting of shareholders to be held on May 28, 2026, or any postponement or adjournment thereof. To the extent that the voting of this proxy card relates to shares held through the Dillard's, Inc. Investment & Employee Stock Ownership Plan ("401(k) Plan"), by signing this proxy card, the undersigned participant hereby instructs Newport Trust Company, Trustee for the Dillard's Stock Fund portion of the 401(k) Plan to exercise the voting rights relating to any shares of Class A Common Stock of Dillard's, Inc. allocable to his or her account(s) as of March 30, 2026. For shares voted by mail, this instruction and proxy card is to be received by the tabulation agent (Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717) by May 25, 2026. For shares voted by phone or Internet, the deadline is 11:59 p.m. Eastern Time on May 25, 2026. The Trustee will vote all shares for which specific direction is received by the deadline in accordance with such specific direction. All shares held in the 401(k) Plan for which no specific voting direction is received by the Trustee by the deadline will be voted in accordance with the Board's recommendations. All other shares reflected on this proxy card not held in the 401(k) Plan may be voted up until 11:59 p.m. Eastern time on May 27, 2026. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY Preliminary Copy – Subject to Completion V92736-P50467 DILLARD'S, INC. 1600 CANTRELL ROAD LITTLE ROCK, AR 72201 ATTN: JULIE GUYMON In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof. DILLARD'S, INC. Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 4 AND 5 AND FOR EACH CLASS B DIRECTOR NOMINEE. The Board of Directors of the Company recommends voting FOR each of the nominees listed above. The Board of Directors of the Company recommends voting FOR proposal 5. 4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2026. 5. ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. The Board of Directors of the Company recommends voting FOR proposal 4. 3a. Robert C. Connor 3b. William E. (Chip) Connor, II 3c. Alex Dillard 3d. Mike Dillard 3e. William Dillard, II 3f. William Dillard, III The Board of Directors of the Company recommends voting FOR proposal 1. The Board of Directors of the Company recommends voting FOR proposal 2. 3. ELECTION OF DIRECTORS Class B Nominees: 3g. H. Lee Hastings, III 3h. Denise Mahaffy 3i. Drue Matheny ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Withhold For Withhold For Against Abstain 1. MERGER PROPOSAL: TO APPROVE (I) THE AGREEMENT AND PLAN OF MERGER, DATED AS OF MARCH 20, 2026, AS AMENDED ON MARCH 25, 2026 (INCLUDING THE PLAN OF MERGER SET FORTH THEREIN AND AS IT MAY BE FURTHER AMENDED FROM TIME TO TIME, THE “MERGER AGREEMENT”), BY AND AMONG THE COMPANY, W.D. COMPANY, INC., AN ARKANSAS CORPORATION (“WDC”), AND ALEX DILLARD, SOLELY IN HIS CAPACITY AS THE SHAREHOLDER REPRESENTATIVE, UNDER WHICH WDC WILL MERGE WITH AND INTO THE COMPANY (THE “MERGER”), WITH THE COMPANY SURVIVING THE MERGER, (II) THE MERGER AND (III) THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. 2. NYSE PROPOSAL: TO APPROVE, FOR THE PURPOSES OF COMPLYING WITH SECTION 312.03(B)(I), SECTION 312.03(B)(II) AND SECTION 312.03(C) OF THE NEW YORK STOCK EXCHANGE LISTED COMPANY MANUAL, THE ISSUANCE OF (I) UP TO 41,496 SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY, AND (II) UP TO 3,985,776 SHARES OF CLASS B COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY, IN CONNECTION WITH THE MERGER. SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The properly executed proxy card must be received by May 27, 2026.

V92737-P50467 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Dillard's, Inc. Post Office Box 486 Little Rock, Arkansas 72203 Telephone No. (501) 376-5200 PROXY The undersigned hereby appoints William Dillard, II and Dean L. Worley, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute to represent and vote, as designated on the reverse side, all the shares of the Class B Common Stock of Dillard's, Inc. held of record by the undersigned on March 30, 2026 at the annual meeting of shareholders to be held on May 28, 2026, or any postponement or adjournment thereof. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.